UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08234

TIFF Investment Program
(Exact name of Registrant as specified in charter)

170 N. Radnor Chester Road, Suite 300 Radnor, PA		19087
(Address of chief executive offices)		(Zip code)

Richard J. Flannery

President and Chief Executive Officer

TIFF Investment Program

170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

with a copy to:

Kristin H. Ives, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code:		610.684.8000

Date of fiscal year end:	12/31/19

Date of reporting period:	01/01/19 – 12/31/19

Item 1. Reports to Stockholders.

(Annual Report for the period 01/01/19 through 12/31/19 is filed herewith)

TIFF Investment Program
2019 Annual Report	DECEMBER 31, 2019
About TIFF
TIFF, founded in 1991, is a not-for-profit organization that seeks to improve the investment returns of endowed non-profits by making available to them a series of multi-manager investment strategies, plus resources aimed at enhancing fiduciaries’ knowledge of investing.
TIFF Mutual Funds
TIFF Investment Program (TIP) is comprised of no-load mutual funds available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations meeting specified accreditation requirements. TIP consists of two mutual funds at present: TIFF Multi-Asset Fund (MAF) and TIFF Short-Term Fund (STF). TIFF Advisory Services, Inc. (TAS) serves as the investment advisor to the funds. MAF operates primarily on a multi-manager basis, and TAS has responsibility for the time-intensive task of selecting money managers and other vendors for the fund as well as for the all-important task of asset allocation. With respect to STF, TAS is responsible for the day-to-day management of all of the fund’s assets.
Financial Statements
TIP is pleased to provide this Annual Report for the year ended December 31, 2019.
For Further Information
As always, we welcome the opportunity to discuss any aspect of TIFF’s services as well as answer any questions about these financial statements. For further information about TIFF, please call us at 610-684-8200 or visit www.tiff.org.
February 27, 2020

Copyright © 2020 • All rights reserved • This report is intended for institutional investors only and may not be reproduced or distributed without written permission from TIFF.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2019
Internet Availability of Shareholder Reports
Beginning on January 2, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of TIFF Multi-Asset Fund’s (the “Fund”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of these reports from the Fund. Instead, these reports will be made available on the Fund’s website, and you will be notified by e-mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by calling TIFF Member Services at 800-984-0084 or by sending an e-mail request to memberservices@tiff.org.
You may elect to receive all future shareholder reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling TIFF Member Services at 800-984-0084 or by sending an e-mail request to memberservices@tiff.org. Your election to receive reports in paper will apply to all TIP funds that you hold.
Portfolio Management Review (Unaudited)
TIFF Multi-Asset Fund (“MAF” or the “fund”) maintained an asset allocation of approximately 68% Equity-Oriented Assets, 19% Diversifying Strategies (primarily hedge funds), and 13% shorter-term Fixed Income (including cash) in 2019. Modest changes to the fund’s manager roster during the year, its slight allocation tilt in favor of Equity-Oriented Assets, and the value orientation of its equity exposure were all part of our effort to enable MAF to achieve its performance objective of exceeding CPI + 5% per annum over a majority of market cycles, net of expenses.
Performance Review
MAF returned 18.39% in calendar year 2019, before the deduction of entry and exit fees. This result surpassed the fund’s primary long-term benchmark of CPI + 5%, which returned 7.39% in 2019, due to robust equity returns around the world. However, MAF lagged the Constructed Index (“CI”), which was up 19.87% for the year, owing to weak relative-to-benchmark performance by most of the fund’s managers. For complete, annualized performance data, including the effects of MAF’s 0.50% entry and exit fees, please see the table on page 4.
2019 was a strong year across virtually all global equity regions and markets as US/China trade tensions eased, the US Fed became more accommodative, recession fears dissipated, and global investors drove price/earnings ratios significantly higher. While equities led the way with the MSCI ACWI gaining 26.60%, 2019 was a decidedly “risk on” year across many asset classes and geographies. The Bloomberg Commodity Index was up 7.69% for the year, hedge funds as measured by the Merrill Lynch Factor Model (MLFM) were up 10.58%, fixed income benefitted from lower rates (the Bloomberg Barclays US Aggregate Bond Index was up 8.72%), and REITS powered higher with the FTSE EPRA/NAREIT Developed Market Index up 23.06%. During the year, MAF again maintained a pro-equity position (remaining modestly overweight the CI’s Equity-Oriented Assets allocation target of 65% by 3 − 5 percentage points) primarily because we believed equities provided the best opportunity for the fund to achieve its long-term return objective and offered the best risk/reward potential. This positioning proved beneficial throughout the year and was the overall driver of the fund’s return.
However, MAF’s roster of Equity-Oriented managers had a difficult year. MAF generally maintains a tilt toward value stocks because over the long run value has tended to beat growth and because we believe price matters, so when you buy less-expensive stocks you have a better cushion against market declines. In 2019, the market favored growth stocks, again. As a result, very few of the fund’s Equity-Oriented managers outperformed their steadily rising benchmarks. One that did was a manager new to the fund. Strategy Capital was added to the fund’s roster on the first of the year and its concentrated portfolio of large-cap, technology (growth) stocks performed exceptionally well in 2019. And, MAF’s two China managers, Green Court and Trustbridge, outperformed their respective benchmarks in 2019, with each such manager posting returns above 30% for the year. However, for the second year in a row, MAF’s Equity-Oriented managers as a group failed to produce positive alpha (additional value above benchmark returns). We consider this outcome to be an outlier as over the last decade or so, MAF’s long-oriented equity managers have averaged returns above their respective benchmarks of about 1% per annum.
For calendar year 2019, MAF’s Diversifying Strategies segment returned a disappointing 3.29% versus 10.58% for the MLFM. In 4Q 2019, the segment came much closer to the MLFM, trailing by only 43 basis points (0.43%). The low equity beta the fund maintains in its Diversifying Strategies segment dragged on returns in 2019’s robustly “risk on” environment, as did generally unimpressive security selection by the fund’s managers in this segment. Within the Diversifying Strategies manager roster, our healthcare specialist produced very strong returns, while our long-standing developed markets long-short equity manager had a very tough year. Despite 2019’s tepid returns in this segment, we continue to view it as an attractive alternative to fixed income for the more defensive portion of MAF’s portfolio.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2019
Portfolio Management Review (Unaudited) (continued)
MAF’s Fixed Income segment produced a return of 4.24% in calendar 2019, a modest result when compared to some longer duration fixed income strategies, but just slightly behind the CI’s blended fixed income benchmark, which returned 4.34% for the year. 2019 saw global interest rates decline significantly as 41 central banks around the world cut rates 66 times, with three of those cuts coming from the US Federal Reserve alone. The yield curve was inverted for over 4.5 months in 2019 (a traditional precursor to recession) but regained a positive slope following the US Fed’s last two rate cuts. MAF’s relatively short duration and low credit risk portfolio of fixed income securities did not participate fulsomely in the 2019 gains available to fixed income portfolios that accept more duration risk and more credit risk. We expect our fixed income strategy to lag broader fixed income approaches in periods such as 2019, but we continue to dislike the long-term risk/reward profile of the Bloomberg Barclays US Aggregate Bond Index and do not at present expect to make material changes to MAF’s fixed income portfolio.
We made use of derivatives, as needed, for MAF in 2019, primarily using passive index futures to balance geographic exposures, fine tune overall equity exposure, and manage liquidity. Currency forwards were used to keep fund level exposure to given currencies (e.g., the Chinese yuan) within desired limits. In each case, this use of futures and forwards performed within expectations and had a positive impact on the fund’s performance. In addition to our use of forwards and futures, we and certain of MAF’s underlying separate account managers use derivatives (primarily total return basket swaps, total return swaps and options) in executing MAF’s investment strategies. During the course of 2019, this use had a positive impact on the fund’s performance.
In sum, MAF had a very strong 2019 in terms of its absolute return and, we think, the fund had a solid year in relative terms despite lagging the Constructed Index. The powerful surge in global equity prices in 2019 was disproportionately favorable to US stocks versus non-US stocks and to growth stocks versus value stocks. For the reasons discussed above, those trends were not the fund’s friends. And, many of MAF’s equity managers did not have a strong year in terms of stock selection. Despite those and other headwinds the fund faced in 2019, it “hung in there” on a relative basis capturing about 92.5% of the year’s return of the CI and 90.5% of the return of a passive 65/35 mix of global stocks and fixed income. MAF’s modest overweight to equities in general helped the fund battle the 2019 headwinds The US versus non-US and growth versus value patterns tend to be cyclical in nature. We are optimistic that MAF can achieve stronger relative performance when those cycles revert in the future. In the meantime, we will continue to focus on the fund’s manager roster and make upgrades when opportunities arise. Pending further developments in the global economy, we do not currently anticipate major changes in MAF’s overall positioning.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2019

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Total return assumes reinvestment of dividends. Performance data for the most recent month-end and additional performance information may be obtained by visiting https://tipfunds.org/files/performance/Mutual%20Fund%20Standardized%20Performance.pdf. MAF segment or category returns reflect the deduction of management fees earned by relevant managers but not the deduction of other fees and expenses of the fund. While the fund is no-load, management fees and other expenses will apply. Please refer to the prospectus for further details. One cannot invest directly in an index, and unmanaged indices do not incur fees and expenses. Manager exposures and the performance described above may be achieved via separate accounts, via funds offered by such managers, or via swap.
The fund may use leverage; invests in illiquid securities, non-US securities, small capitalization stocks, derivatives, and below investment grade bonds; and engages in shortselling. Non-US securities may entail political, economic, and currency risks different from those of US securities and may be issued by entities adhering to different accounting standards than those governing US issuers. Small capitalization stocks may entail different risks than larger capitalization stocks, including potentially lesser degrees of liquidity. The fund or certain of its money managers invest routinely and, at times, significantly in derivatives, certain of which are deemed by the SEC to be highly speculative. Short selling of securities may increase the potential for loss if a manager has difficulty covering a short position. Leverage may accelerate the velocity and magnitude of potential losses. Not more than 20% of the fund’s assets may be invested in debt obligations rated below investment grade (i.e., having a rating lower than BBB by Standard & Poor’s or Baa by Moody’s) or unrated but deemed to be of similar quality. Bonds rated below investment grade are commonly referred to as “junk bonds.” As a multi-manager fund, the fund may experience higher transaction costs than a fund managed by a single manager and the fund may not be able to combine money managers such that their styles are complementary.

Fund Performance (Unaud ited)Total return for the periods ended 12/31/19
	Calendar Year 2019	3-Year Annualized	5-Year Annualized	10-Year Annualized	Annualized Since Inception	Cumulative Since Inception
Before Deduction of Entry/Exit Fees	18.39%	7.89%	5.21%	6.53%	7.54%	504.92%
After Deduction of Entry/Exit Fees	17.21%	7.54%	5.00%	6.43%	7.50%	498.90%
MSCI ACW Index	26.60%	12.44%	8.40%	8.78%	7.24%	464.39%
CPI + 5% per annum	7.39%	7.20%	6.90%	6.83%	7.25%	466.59%
MAF Constructed Index	19.87%	9.40%	6.34%	6.37%	7.17%	456.29%
65/35 Mix	20.31%	9.61%	6.68%	7.26%	6.91%	422.78%
See Index Descriptions starting on page 57 for details and descriptions of MAF Indices.
Total return assumes dividend reinvestment. MAF’s annualized expense ratio for calendar year 2018 was 1.23% (a regulatory mandate requires the use in this report of the same expense ratio as that appearing in the latest fund prospectus). The expense ratio reflects fund expenses for the year ended December 31, 2018, which are expected to vary over time. The expense ratio is expressed as a percentage of average net assets. The expense ratio may differ for 2019.
Commencement of operations was March 31, 1995. The fund assesses entry and exit fees of 0.50%, expressed as a percentage of the purchase or redemption amount, which fees are retained by the fund. Total return before deductions of entry and exit fees assumes there were no purchases or redemptions during the period. Total return after deductions of entry and exit fees assumes a single purchase of shares at the beginning of the period and a single redemption of shares at the end of the period.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2019
Performance of a $2,500,000 Investment (Unaudited) Ten year period ended 12/31/19
See Index Descriptions starting on page 57 for details and descriptions of MAF Indices.
Past performance is not a guarantee of future results.
The fund’s performance assumes the reinvestment of all dividends and distributions and includes the effects of the current 0.50% entry and exit fees received by the fund, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2019
Summary Schedule of Investments (Unaudited)
Foreign Common Stocks	38.9%
US Common Stocks	25.2%
Private Investment Funds	12.9%
Repurchase Agreement	9.6%
US Treasury Bonds/Notes	6.3%
Exchange-Traded Funds (ETFs)	3.9%
US Treasury Bills	2.6%
Preferred Stocks	0.1%
Corporate Bonds	0.1%
Rights	0.0%
Warrants	0.0%
Convertible Bonds	0.0%
Purchased Option Contracts	0.0%
Disputed Claims Receipt	0.0%
Total Investments	99.6%
Securities Sold Short	(8.5)%
Other Assets in Excess of Other Liabilities	8.9%
Net Assets	100.0%
Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings information. Current and future holdings are subject to risk. Diversification does not ensure a profit or protect against loss in declining markets.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2019
Fund Expenses (Unaudited)
As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including entry and exit fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as entry fees or exit fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Including Interest and Dividend Expense*			Excluding Interest and Dividend Expense*
	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During the Period** 7/1/19 – 12/31/19	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During the Period** 7/1/19 – 12/31/19
1) Actual	$1,000.00	$1,055.60	$5.34	$1,000.00	$1,055.60	$3.94
2) Hypothetical	$1,000.00	$1,020.01	$5.24	$1,000.00	$1,021.37	$3.87
*
Expenses on Securities Sold Short include dividends and interest on securities sold short and broker fees on securities sold short.

**
Expenses are equal to the fund’s annualized expense ratio of 1.03% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Excluding interest and dividend expense, expenses incurred by the fund were 0.76%. The expense ratios do not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2019
Financial Highlights
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
For a share outstanding throughout each period
Net asset value, beginning of year	$12.02	$14.53	$14.12	$14.25	$15.31
Income (loss) from investment operations
Net investment income (a)	0.12	0.12	0.07	0.10	0.10
Net realized and unrealized gain (loss) on investments	2.05	(1.63)	2.48	0.51	(0.38)
Total from investment operations	2.17	(1.51)	2.55	0.61	(0.28)
Less distributions from
Net investment income	—	(0.25)	(0.75)	(0.04)	(0.20)
Net realized gains	—	(0.67)	(1.41)	(0.30)	(0.50)
Return of capital	—	(0.10)	—	(0.42)	(0.10)
Total distributions	—	(1.02)	(2.16)	(0.76)	(0.80)
Entry/exit fee per share (a)	0.03	0.02	0.02	0.02	0.02
Net asset value, end of year	$14.22	$12.02	$14.53	$14.12	$14.25
Total return (b)	18.39%	(10.27)%	18.24%	4.45%	(1.72)%
Ratios/supplemental data
Net assets, end of year (000s)	$1,912,954	$2,498,944	$3,754,026	$4,126,979	$4,837,688
Ratio of expenses to average net assets (c)	1.00%	0.78%	0.94%	0.90%	0.85%
Ratio of expenses to average net assets, excluding expenses for securities sold short (c)	0.78%	0.72%	0.93%	0.87%	0.76%
Ratio of net investment income to average net assets	0.92%	0.85%	0.47%	0.70%	0.68%
Portfolio turnover	114%	66%	58%	65%	62%
(a)
Calculation based on average shares outstanding.

(b)
Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, it does not reflect the deduction of such fees from a member’s purchase or redemption transaction. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member.

(c)
The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

See accompanying Notes to Financial Statements.

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2019
	Number of Shares	Value
Investments — 99.6% of net assets
Common Stocks — 64.1%
US Common Stocks — 25.2%
Aerospace & Defense — 0.3%
Arconic, Inc.	6,828	$210,098
Boeing Co. (The) (a)	2,437	793,877
Curtiss-Wright Corp.	2,595	365,609
Huntington Ingalls Industries, Inc. (a)	2,195	550,681
L3Harris Technologies, Inc.	223	44,126
Lockheed Martin Corp.	2,436	948,530
Northrop Grumman Corp.	1,714	589,564
Raytheon Co.	1,340	294,452
Spirit AeroSystems Holdings, Inc., Class A (a)	12,176	887,387
Teledyne Technologies, Inc. (b)	794	275,153
Textron, Inc.	4,350	194,010
		5,153,487
Airlines — 2.2%
American Airlines Group, Inc.	85,287	2,446,031
Delta Air Lines, Inc.	378,325	22,124,446
United Airlines Holdings, Inc. (b)	207,499	18,278,587
		42,849,064
Auto Components — 0.1%
Dana, Inc.	19,432	353,662
Goodyear Tire & Rubber Co. (The)	17,110	266,146
Lear Corp. (a)	5,403	741,292
		1,361,100
Automobiles — 0.0%
Ford Motor Co.	7,479	69,555
General Motors Co.	18,510	677,466
		747,021
Beverages — 0.5%
Brown-Forman Corp., Class B	56,770	3,837,652
Monster Beverage Corp. (b)	11,637	739,531
PepsiCo, Inc.	40,758	5,570,396
		10,147,579
Biotechnology — 0.4%
AbbVie, Inc.	3,554	314,671
Alexion Pharmaceuticals, Inc. (b)	10,248	1,108,321
Alnylam Pharmaceuticals, Inc. (b)	3,045	350,693
Amgen, Inc.	1,640	395,355
Biogen, Inc. (a) (b)	7,272	2,157,821
Exelixis, Inc. (b)	30,330	534,415
Gilead Sciences, Inc. (a)	19,381	1,259,377
Incyte Corp. (a) (b)	6,051	528,373
Regeneron Pharmaceuticals, Inc. (b)	1,112	417,534
United Therapeutics Corp. (b)	2,706	238,344
Vertex Pharmaceuticals, Inc. (b)	1,343	294,050
		7,598,954

	Number of Shares	Value
Building Products — 0.0%
Johnson Controls International plc	647	$26,339
Masco Corp. (a)	8,901	427,159
Owens Corning	2,788	181,555
		635,053
Capital Markets — 0.1%
Ameriprise Financial, Inc.	3,576	595,690
BlackRock, Inc.	366	183,988
Goldman Sachs Group, Inc. (The)	2,546	585,402
Morgan Stanley	6,352	324,714
T. Rowe Price Group, Inc.	503	61,286
		1,751,080
Chemicals — 0.2%
Cabot Corp.	4,607	218,925
Celanese Corp., Series A (a)	5,100	627,912
DuPont de Nemours, Inc.	3,365	216,033
Eastman Chemical Co. (a)	4,210	333,685
Huntsman Corp.	5,194	125,487
LyondellBasell Industries NV, Class A (a)	7,100	670,808
Minerals Technologies, Inc.	1,157	66,678
NewMarket Corp.	797	387,756
PolyOne Corp.	4,418	162,538
Valvoline, Inc.	3,197	68,448
		2,878,270
Commercial Banks — 0.1%
Associated Banc-Corp.	9,733	214,515
BankUnited, Inc.	789	28,846
CIT Group, Inc.	11,120	507,406
Citizens Financial Group, Inc.	12,198	495,361
Comerica, Inc.	6,651	477,209
Fifth Third Bancorp	8,337	256,279
First Citizens BancShares, Inc., Class A	85	45,238
International Bancshares Corp.	440	18,951
PNC Financial Services Group, Inc. (The)	451	71,993
Umpqua Holdings Corp.	3,011	53,295
Wintrust Financial Corp.	6,951	492,826
		2,661,919
Commercial Services & Supplies — 0.1%
Clean Harbors, Inc. (b)	1,058	90,724
Deluxe Corp.	5,097	254,442
Herman Miller, Inc.	16,997	707,925
HNI Corp.	27,103	1,015,278
Waste Management, Inc. (a)	3,569	406,723
		2,475,092
Communications Equipment — 0.1%
Ciena Corp. (a) (b)	7,584	323,761
Cisco Systems, Inc. (a)	39,357	1,887,562
F5 Networks, Inc. (b)	966	134,902
Juniper Networks, Inc. (a)	7,291	179,577
		2,525,802

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2019
	Number of Shares	Value
Computers & Peripherals — 0.3%
Apple, Inc. (a)	20,529	$6,028,341
HP, Inc.	6,883	141,446
Xerox Holdings Corp. (b)	8,461	311,957
		6,481,744
Construction & Engineering — 0.1%
D.R. Horton, Inc.	3,561	187,843
EMCOR Group, Inc.	3,125	269,687
KB Home	13,445	460,760
NVR, Inc. (b)	166	632,196
PulteGroup, Inc.	17,834	691,959
Quanta Services, Inc.	1,247	50,765
Toll Brothers, Inc.	4,962	196,049
TRI Pointe Group, Inc. (b)	16,122	251,181
		2,740,440
Consumer Finance — 0.1%
Capital One Financial Corp. (a)	470	48,368
SLM Corp.	2,997	26,703
Synchrony Financial	31,849	1,146,882
		1,221,953
Containers & Packaging — 0.0%
Sealed Air Corp.	1,373	54,687
Diversified Financial Services — 0.4%
Bank of America Corp.	16,013	563,978
Berkshire Hathaway, Inc., Class B (a) (b)	9,407	2,130,685
Citigroup, Inc.	9,672	772,696
Evercore, Inc., Class A	5,577	416,937
JPMorgan Chase & Co. (a)	6,093	849,364
Moody’s Corp. (a)	850	201,798
S&P Global, Inc.	1,339	365,614
Subversive Capital Acquistion Corp., Class A (a) (b)	65,400	636,996
Tortoise Acquisition Corp. – Unit (b)	128,669	1,254,523
Washington Mutual, Inc. (b) (c) (d)	33,600	—
Wells Fargo & Co. (a)	20,400	1,097,520
		8,290,111
Diversified Telecommunication Services — 0.1%
AT&T, Inc.	5,806	226,899
Verizon Communications, Inc. (a)	16,531	1,015,003
		1,241,902
Electric Utilities — 0.1%
Exelon Corp. (a)	36,526	1,665,220
IDACORP, Inc.	2,151	229,727
Pinnacle West Capital Corp.	5,454	490,478
		2,385,425
Electrical Equipment — 0.0%
Acuity Brands, Inc.	1,588	219,144
Eaton Corp. plc (a)	1,451	137,439
GrafTech International, Ltd.	26,049	302,689
Regal Beloit Corp.	1,027	87,922
		747,194

	Number of Shares	Value
Electronic Equipment, Instruments & Components — 0.2%
Arrow Electronics, Inc. (b)	12,162	$1,030,608
Avnet, Inc.	23,967	1,017,159
CDW Corp.	2,302	328,818
Flex, Ltd. (b)	50,291	634,672
Jabil, Inc.	9,891	408,795
Resideo Technologies, Inc. (b)	3,740	44,618
Tech Data Corp. (b)	340	48,824
Vishay Intertechnology, Inc. (a)	37,550	799,440
		4,312,934
Energy Equipment & Services — 0.4%
Baker Hughes Co. (a)	82,998	2,127,239
Cactus, Inc., Class A (a)	36,116	1,239,501
NexTier Oilfield Solutions, Inc. (a) (b)	75,522	505,997
ProPetro Holding Corp. (a) (b)	302,131	3,398,974
		7,271,711
Food & Staples Retailing — 0.1%
Walmart, Inc. (a)	9,015	1,071,343
Food Products — 0.5%
Archer-Daniels-Midland Co.	9,979	462,527
Bunge, Ltd.	10,002	575,615
Ingredion, Inc.	1,803	167,589
McCormick & Co., Inc.	35,347	5,999,446
Pilgrim’s Pride Corp. (b)	5,869	192,004
Tyson Foods, Inc., Class A (a)	18,618	1,694,983
		9,092,164
Health Care Equipment & Supplies — 1.1%
Abbott Laboratories (a)	1,593	138,368
Align Technology, Inc. (b)	1,285	358,567
Baxter International, Inc. (a)	13,307	1,112,731
Becton Dickinson and Co.	15,580	4,237,293
Boston Scientific Corp. (b)	1,038	46,938
DENTSPLY SIRONA, Inc.	3,717	210,345
DexCom, Inc. (b)	16,123	3,526,745
Edwards Lifesciences Corp. (b)	1,053	245,654
Hologic, Inc. (b)	2,308	120,501
IDEXX Laboratories, Inc. (b)	16,705	4,362,177
Inogen, Inc. (a) (b)	7,198	491,839
Masimo Corp. (b)	584	92,307
NuVasive, Inc. (b)	5,638	436,043
Stryker Corp.	27,395	5,751,306
Zimmer Biomet Holdings, Inc.	1,640	245,475
		21,376,289
Health Care Providers & Services — 0.2%
AmerisourceBergen Corp.	1,292	109,846
Anthem, Inc.	287	86,683
Cardinal Health, Inc. (a)	2,674	135,251
Cerner Corp.	4,867	357,189
HCA Healthcare, Inc.	1,383	204,421
Humana, Inc. (a)	2,316	848,860
McKesson Corp. (a)	8,654	1,197,021
Molina Healthcare, Inc. (b)	347	47,084

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2019
	Number of Shares	Value
UnitedHealth Group, Inc.	2,114	$621,474
		3,607,829
Hotels, Restaurants & Leisure — 0.2%
Caesars Entertainment Corp. (b)	2,729	37,114
Carnival plc	853	40,733
Chipotle Mexican Grill, Inc. (b)	147	123,055
Hilton Grand Vacations, Inc. (b)	1,350	46,426
Las Vegas Sands Corp. (a)	9,678	668,169
Norwegian Cruise Line Holdings, Ltd. (b)	21,763	1,271,177
Starbucks Corp.	6,354	558,644
		2,745,318
Household Products — 0.2%
Clorox Co. (The)	3,301	506,836
Colgate-Palmolive Co.	6,890	474,308
Kimberly-Clark Corp.	7,639	1,050,744
Procter & Gamble Co. (The) (a)	10,840	1,353,916
Tupperware Brands Corp.	32,064	275,109
		3,660,913
Industrial Conglomerates — 0.1%
General Electric Co.	22,512	251,234
Honeywell International, Inc.	6,859	1,214,043
		1,465,277
Insurance — 0.3%
Aflac, Inc. (a)	18,066	955,691
Allstate Corp. (The) (a)	9,142	1,028,018
American National Insurance Co.	1,031	121,328
Fidelity National Financial, Inc.	17,038	772,673
First American Financial Corp.	5,046	294,283
Mercury General Corp.	5,186	252,714
MetLife, Inc.	15,650	797,680
Prudential Financial, Inc.	1,677	157,202
Reinsurance Group of America, Inc.	3,513	572,830
Travelers Companies, Inc. (The) (a)	3,642	498,772
Unum Group (a)	9,666	281,861
		5,733,052
Internet & Catalog Retail — 0.8%
Amazon.com, Inc. (a) (b)	7,657	14,148,911
Booking Holdings, Inc. (b)	333	683,892
Qurate Retail, Inc., Series A (b)	68,050	573,661
TripAdvisor, Inc. (a)	4,578	139,080
		15,545,544
Internet Software & Services — 1.7%
Akamai Technologies, Inc. (b)	7,704	665,471
Alphabet, Inc., Class A (a) (b)	2,027	2,714,944
Alphabet, Inc., Class C (a) (b)	1,438	1,922,635
eBay, Inc. (a)	29,387	1,061,165
Facebook, Inc., Class A (a) (b)	118,623	24,347,371
GrubHub, Inc. (b)	17,702	861,025
IAC/InterActiveCorp (a) (b)	375	93,416
Twitter, Inc. (b)	10,538	337,743
VeriSign, Inc. (b)	2,094	403,472
	Number of Shares	Value
Yelp, Inc. (a) (b)	1,370	$47,717
		32,454,959
IT Services — 2.6%
Alliance Data Systems Corp.	4,491	503,890
Amdocs, Ltd.	4,463	322,184
Automatic Data Processing, Inc.	35,121	5,988,131
CACI International, Inc., Class A (b)	2,038	509,480
Cognizant Technology Solutions Corp., Class A	11,713	726,440
DXC Technology Co. (a)	7,263	273,016
EPAM Systems, Inc. (b)	246	52,191
Fidelity National Information Services, Inc.	93,700	13,032,733
International Business Machines Corp. (IBM) (a)	11,423	1,531,139
Mastercard, Inc., Class A	2,511	749,759
MAXIMUS, Inc.	3,027	225,179
PayPal Holdings, Inc. (b)	58,538	6,332,055
Visa, Inc., Class A	104,612	19,656,595
		49,902,792
Leisure Equipment & Products — 0.0%
Brunswick Corp.	670	40,187
Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc. (a)	7,406	631,806
Bio-Rad Laboratories, Inc., Class A (b)	179	66,235
Charles River Laboratories International, Inc. (b)	1,600	244,416
IQVIA Holdings, Inc. (b)	950	146,785
PRA Health Sciences, Inc. (b)	714	79,361
Thermo Fisher Scientific, Inc. (a)	4,609	1,497,326
Waters Corp. (b)	23,594	5,512,738
		8,178,667
Machinery — 0.3%
AGCO Corp.	2,396	185,091
Allison Transmission Holdings, Inc.	3,295	159,214
Caterpillar, Inc.	4,217	622,767
Crane Co.	4,062	350,876
Cummins, Inc. (a)	8,294	1,484,294
Gates Industrial Corp. plc (b)	16,032	220,600
Ingersoll-Rand plc	4,124	548,162
ITT, Inc.	7,710	569,846
Oshkosh Corp. (a)	10,461	990,134
Terex Corp.	18,605	554,057
Timken Co. (The)	7,178	404,193
Westinghouse Air Brake Technologies, Corp.	145	11,281
		6,100,515
Media — 1.5%
Altice USA, Inc., Class A (b)	1,104	30,183
AMC Networks, Inc., Class A (b)	17,651	697,214
Comcast Corp., Class A (a)	324,978	14,614,261
iHeartMedia, Inc., Class A (b) (c) (d)	9,430	—
Interpublic Group of Cos, Inc. (The)	1,183	27,327

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2019
	Number of Shares	Value
Netflix, Inc. (b)	32,331	$10,461,342
Roku, Inc. (b)	1,524	204,064
Sinclair Broadcast Group, Inc., Class A	4,575	152,531
TEGNA, Inc.	16,685	278,473
ViacomCBS, Inc., Class B	24,118	1,012,232
Walt Disney Co. (The) (a)	4,440	642,157
		28,119,784
Metals & Mining — 0.1%
Alcoa Corp. (b)	1,691	36,374
Allegheny Technologies, Inc. (b)	20,711	427,889
Reliance Steel & Aluminum Co. (a)	5,717	684,668
Steel Dynamics, Inc.	14,506	493,784
		1,642,715
Multi-Utilities — 0.1%
Consolidated Edison, Inc.	6,835	618,362
NorthWestern Corp.	6,383	457,470
		1,075,832
Multiline Retail — 0.0%
Kohl’s Corp.	9,055	461,352
Target Corp.	1,094	140,262
		601,614
Oil, Gas & Consumable Fuels — 2.7%
Berry Petroleum Corp. (a)	92,608	873,293
Brigham Minerals, Inc., Class A (a)	95,263	2,042,439
Cabot Oil & Gas Corp. (a)	180,486	3,142,261
Callon Petroleum Co. (b)	94,133	454,662
Centennial Resource Development, Inc., Class A (b)	136,651	631,328
Cheniere Energy, Inc. (a) (b)	12,033	734,855
Chevron Corp.	1,995	240,417
Cimarex Energy Co. (a)	66,995	3,516,568
Cloud Peak Energy, Inc. (b) (c) (d)	313,225	—
Concho Resources, Inc. (a)	44,727	3,916,743
ConocoPhillips (a)	46,386	3,016,482
Continental Resources, Inc. (a)	57,822	1,983,295
Devon Energy Corp. (a)	77,160	2,003,845
EOG Resources, Inc. (a)	17,577	1,472,249
EQT Corp. (a)	62,108	676,977
Exxon Mobil Corp. (a)	7,060	492,647
Goodrich Petroleum Corp. (b)	51,348	515,534
HollyFrontier Corp.	12,336	625,559
Jagged Peak Energy, Inc. (a) (b)	192,183	1,631,634
Kosmos Energy, Ltd. (a)	210,667	1,200,802
Marathon Petroleum Corp.	6,640	400,060
Occidental Petroleum Corp. (a)	36,542	1,505,896
Parsley Energy, Inc., Class A (a)	91,441	1,729,149
Phillips 66	7,117	792,905
Pioneer Natural Resources Co. (a)	9,194	1,391,696
Plains GP Holdings LP, Class A (b)	143,848	2,725,920
Range Resources Corp.	713,057	3,458,326
Southwestern Energy Co. (b)	998,223	2,415,700
SRC Energy, Inc. (b)	358,727	1,477,955
Targa Resources Corp. (a)	52,555	2,145,821
Valero Energy Corp.	7,476	700,127
	Number of Shares	Value
World Fuel Services Corp.	24,282	$1,054,324
WPX Energy, Inc. (a) (b)	240,463	3,303,962
		52,273,431
Paper & Forest Products — 0.0%
International Paper Co.	9,059	417,167
Personal Products — 0.4%
Estee Lauder Companies, Inc. (The), Class A	34,091	7,041,155
Nu Skin Enterprises, Inc., Class A	2,996	122,776
		7,163,931
Pharmaceuticals — 0.7%
Allergan plc	1,562	298,607
Bristol-Myers Squibb Co.	13,654	876,450
Eli Lilly & Co.	1,828	240,254
Johnson & Johnson (a)	46,779	6,823,653
Mallinckrodt plc (b)	89,475	312,268
Merck & Co., Inc. (a)	19,087	1,735,963
Mylan NV (b)	17,934	360,473
Pfizer, Inc. (a)	44,402	1,739,670
Trulieve Cannabis Corp. (a) (b)	15,100	178,728
		12,566,066
Professional Services — 0.1%
Insperity, Inc.	1,083	93,181
ManpowerGroup, Inc. (a)	4,613	447,922
Robert Half International, Inc.	7,956	502,422
		1,043,525
Real Estate Investment Trusts (REITs) — 0.1%
Boston Properties, Inc. (a)	1,487	204,998
Columbia Property Trust, Inc.	4,047	84,623
Diversified Healthcare Trust	5,331	44,994
Equity Residential	2,008	162,487
Outfront Media, Inc.	3,289	88,211
Retail Properties of America, Inc., Class A	16,782	224,879
Simon Property Group, Inc.	965	143,746
Vornado Realty Trust	10,068	669,522
		1,623,460
Road & Rail — 0.0%
Avis Budget Group, Inc. (b)	418	13,476
CSX Corp. (a)	1,646	119,105
Norfolk Southern Corp. (a)	1,963	381,077
Ryder System, Inc.	658	35,736
Schneider National, Inc., Class B	2,072	45,211
Union Pacific Corp.	612	110,644
		705,249
Semiconductors & Semiconductor Equipment — 1.2%
Analog Devices, Inc.	15,563	1,849,507
Applied Materials, Inc. (a)	83,441	5,093,239
Broadcom, Inc.	1,158	365,951
Cirrus Logic, Inc. (b)	6,745	555,855
Intel Corp. (a)	33,340	1,995,399
Lam Research Corp. (a)	13,260	3,877,224
Micron Technology, Inc. (a) (b)	57,718	3,104,074

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2019
	Number of Shares	Value
ON Semiconductor Corp. (b)	2,466	$60,121
Qorvo, Inc. (b)	5,184	602,536
QUALCOMM, Inc.	12,572	1,109,228
Skyworks Solutions, Inc. (a)	6,385	771,819
Synaptics, Inc. (b)	888	58,404
Texas Instruments, Inc.	18,759	2,406,592
Xilinx, Inc.	5,238	512,119
		22,362,068
Software — 2.3%
Activision Blizzard, Inc. (a)	3,995	237,383
Adobe, Inc. (a) (b)	3,471	1,144,770
Aspen Technology, Inc. (b)	3,321	401,609
Autodesk, Inc. (b)	1,046	191,899
Cadence Design Systems, Inc. (b)	5,853	405,964
CommVault Systems, Inc. (a) (b)	10,607	473,496
Dropbox, Inc., Class A (b)	17,554	314,392
Electronic Arts, Inc. (b)	12,610	1,355,701
Fair Isaac Corp. (b)	218	81,680
Fortinet, Inc. (b)	4,152	443,268
Intuit, Inc. (a)	29,518	7,731,650
Manhattan Associates, Inc. (b)	2,578	205,595
Microsoft Corp. (a)	83,577	13,180,093
Nortonlifelock, Inc.	10,963	279,776
Oracle Corp. (a)	28,065	1,486,884
Slack Technologies, Inc., Class A (b)	561,200	12,615,776
Take-Two Interactive Software, Inc. (b)	1,869	228,822
Teradata Corp. (b)	2,222	59,483
Zoom Video Communications, Inc., Class A (b)	56,670	3,855,827
		44,694,068
Specialty Retail — 0.3%
AutoZone, Inc. (a) (b)	178	212,053
Best Buy Co., Inc.	4,084	358,575
Cars.com, Inc. (b)	19,072	233,060
Gap, Inc. (The)	7,048	124,609
Home Depot, Inc. (The)	7,163	1,564,256
L Brands, Inc.	6,717	121,712
Lowe’s Cos, Inc. (a)	4,016	480,956
Michaels Companies, Inc. (The) (b)	25,927	209,749
Sally Beauty Holdings, Inc. (b)	19,225	350,856
Tiffany & Co.	589	78,720
TJX Cos, Inc. (The) (a)	7,505	458,255
Tractor Supply Co.	4,892	457,109
Ulta Salon Cosmetics & Fragrance, Inc. (b)	264	66,829
		4,716,739
Textiles, Apparel & Luxury Goods — 0.9%
Deckers Outdoor Corp. (a) (b)	4,380	739,607
Hanesbrands, Inc.	1,833	27,220
NIKE, Inc., Class B	142,088	14,394,935
PVH Corp.	2,301	241,950
Ralph Lauren Corp.	2,898	339,704
Skechers U.S.A., Inc., Class A (a) (b)	20,769	897,013
		16,640,429

	Number of Shares	Value
Thrifts & Mortgage Finance — 0.1%
MGIC Investment Corp. (a)	98,342	$1,393,506
Tobacco — 0.3%
Philip Morris International, Inc.	74,007	6,297,256
Trading Companies & Distributors — 0.1%
HD Supply Holdings, Inc. (b)	10,837	435,864
NOW, Inc. (b)	15,979	179,604
WESCO International, Inc. (b)	18,702	1,110,712
		1,726,180
Total US Common Stocks (Cost $422,235,576)		481,570,391
Foreign Common Stocks — 38.9%
Australia — 1.3%
Afterpay Touch Group, Ltd. (b)	11,506	237,012
Ansell, Ltd.	7,256	148,119
Atlassian Corp. plc, Class A (b)	120,482	14,498,804
Aurizon Holdings, Ltd.	43,255	159,128
Australia & New Zealand Banking Group, Ltd.	12,250	212,226
Beach Energy, Ltd.	58,493	103,490
BHP Group plc	12,388	292,604
BHP Group, Ltd.	9,965	272,945
BlueScope Steel, Ltd.	67,494	715,151
Brambles, Ltd.	16,340	134,683
Caltex Australia, Ltd.	1,368	32,677
CIMIC Group, Ltd.	17,503	408,369
Coles Group, Ltd.	8,384	87,565
CSL, Ltd.	94	18,243
Dexus – REIT	4,265	35,095
Evolution Mining, Ltd.	9,584	25,473
Fortescue Metals Group, Ltd.	124,929	941,599
Goodman Group – REIT	9,892	92,987
Iluka Resources, Ltd.	37,828	247,376
Lendlease Group	14,844	183,713
Mirvac Group – REIT	51,921	116,125
Newcrest Mining, Ltd.	240,124	5,083,069
Northern Star Resources, Ltd.	4,390	34,728
QBE Insurance Group, Ltd.	2,906	26,338
Santos, Ltd.	9,637	55,465
Scentre Group – REIT	54,471	146,648
South32, Ltd. – ASX Shares	288,029	548,358
Stockland – REIT	65,162	211,663
Telstra Corp., Ltd.	46,600	116,095
TPG Telecom, Ltd.	1,833	8,648
Viva Energy Group, Ltd. (e)	11,243	15,187
WiseTech Global, Ltd.	7,244	118,926
		25,328,509
Austria — 0.0%
ams AG (b)	9,533	387,628
Belgium — 0.0%
Ageas (a)	8,245	487,766
KBC Group NV (a)	825	62,210

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2019
	Number of Shares	Value
Solvay SA	287	$33,375
		583,351
Bermuda — 0.1%
Arch Capital Group, Ltd. (b)	2,959	126,911
Assured Guaranty, Ltd.	20,693	1,014,371
Athene Holding, Ltd., Class A (b)	5,260	247,378
		1,388,660
Brazil — 0.1%
BrasilAgro – Co. Brasileira de Propriedades Agricolas	88,100	418,857
Centrais Eletricas Brasileiras SA	199,300	1,876,046
		2,294,903
Canada — 4.4%
Advantage Oil & Gas, Ltd. (b)	507,258	1,074,244
Air Canada (a) (b)	13,600	508,056
Andlauer Healthcare Group, Inc. (a) (b)	15,400	237,781
ARC Resources, Ltd. (a)	57,500	362,212
Argonaut Gold, Inc. (b) (c) (f)	66,000	99,111
Bear Creek Mining Corp. (b)	470,891	993,602
Boyd Group Income Fund	3,200	497,786
Cameco Corp.	509,190	4,531,791
Canadian Natural Resources, Ltd. – NYSE Shares (a)	59,765	1,933,025
Canfor Corp. (a) (b)	34,500	322,537
Cannaroyalty Corp. (b)	6,827	31,282
Centerra Gold, Inc. (b)	399,972	3,181,788
Conic Metals Corp. (b)	155,643	54,536
Constellation Software Inc. (a)	400	388,483
Corus Entertainment, Inc., Class B (a)	130,200	533,413
Crescent Point Energy Corp. (a)	437,113	1,949,008
Denison Mines Corp. (b)	2,066,459	859,334
Detour Gold Corp. (a) (b)	26,800	518,850
Docebo, Inc. (b)	20,000	261,676
Dundee Corp., Class A (b)	405,126	371,260
Element Fleet Management Corp. (a)	65,500	559,389
Finning International, Inc. (a)	18,700	364,337
First Quantum Minerals, Ltd.	35,800	363,087
Fission Uranium Corp. (b)	1,698,000	372,670
Franco-Nevada Corp. (a)	8,100	836,417
Genworth MI Canada, Inc. (a)	11,400	498,824
Gildan Activewear, Inc. (a)	24,700	730,224
International Tower Hill Mines, Ltd. (b)	507,456	273,925
Ivanhoe Mines, Ltd., Class A (b)	517,204	1,692,747
K92 Mining, Inc. (b)	97,500	216,241
Kinaxis, Inc. (a) (b)	5,700	439,039
Lululemon Athletica, Inc. (b)	1,320	305,804
MEG Energy Corp. (a) (b)	1,045,780	5,951,495
Mercer Park Brand Acquisition Corp., Class A (b)	124,900	1,224,020
New Gold, Inc. (b)	1,806,253	1,589,503
NexGen Energy, Ltd. (b)	1,175,158	1,511,312
Northern Dynasty Minerals, Ltd. (b)	1,251,110	539,542
Northern Dynasty Minerals, Ltd. – NYSE Shares (b)	346,472	148,290
	Number of Shares	Value
Novagold Resources, Inc. (b)	103,392	$926,392
NuVista Energy, Ltd. (b)	377,928	928,413
Open Text Corp. (a)	10,200	449,458
Osisko Mining, Inc. (a) (b)	115,000	358,669
Pan American Silver Corp.	21,108	500,005
Parex Resources, Inc. (a) (b)	27,700	515,155
Pipestone Energy Corp. (b)	626,898	815,877
Seabridge Gold, Inc. (b)	165,166	2,284,380
Shopify, Inc., Class A (b)	67,885	26,989,718
SilverCrest Metals, Inc. (b) (c) (f)	57,800	390,363
SNC-Lavalin Group, Inc. (a)	22,700	523,557
Sprott, Inc.	778,629	1,786,850
Suncor Energy, Inc. (a)	19,053	624,462
Superior Plus Corp. (a)	6,400	61,903
Teranga Gold Corp. (a) (b)	191,900	1,019,684
Tourmaline Oil Corp. (a)	68,399	801,689
Turquoise Hill Resources, Ltd. (b)	3,455,511	2,543,947
Uranium Participation Corp. (b)	970,249	3,048,489
Village Farms International, Inc. (b)	1,900	11,837
Wesdome Gold Mines, Ltd. (a) (b)	15,100	118,260
Westshore Terminals Investment Corp. (a)	22,900	334,184
Wheaton Precious Metals Corp.	75,463	2,245,024
		83,604,957
Chile — 0.0%
Antofagasta plc	4,817	58,691
China — 10.4%
58.com, Inc. – ADR (b)	8,300	537,259
Air China, Ltd., Class H	758,000	772,145
Alibaba Group Holding, Ltd. – SPADR (b)	51,500	10,923,150
Anhui Conch Cement Co., Ltd., Class A	555,999	4,381,328
Beijing Capital International Airport Co., Ltd., Class H	1,326,000	1,285,741
Bilibili, Inc. – SPADR (b)	234,132	4,359,538
Changgang Dunxin Enterprise Co., Ltd. (b) (c) (d)	4,640,000	—
China Construction Bank Corp., Class A	3,133,300	3,252,867
China Eastern Airlines Corp., Ltd., Class H (b)	108,903	60,394
China International Travel Service Corp., Ltd., Class A	92,828	1,187,128
China Jushi Co., Ltd., Class A	470,016	735,708
China Merchants Bank Co., Ltd., Class A	897,710	4,845,685
China Pacific Insurance Group Co., Ltd., Class A	697,369	3,790,019
China Pacific Insurance Group Co., Ltd., Class H	210,400	830,838
China Petroleum & Chemical Corp., Class A	4,879,941	3,581,978
China Southern Airlines Co., Ltd., Class H	414,000	279,346
China Telecom Corp., Ltd., Class H	4,142,000	1,699,953
Daqin Railway Co., Ltd., Class A	3,945,691	4,651,021
Focus Media Information Technology Co., Ltd., Class A	8,522,679	7,667,037

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2019
	Number of Shares	Value
Fosun International, Ltd.	386,500	$564,787
Fufeng Group, Ltd. (b)	792,000	348,847
Grandblue Environment Co., Ltd., Class A	1,276,480	3,216,307
Gree Electric Appliances, Inc. of Zhuhai, Class A	371,313	3,489,013
Guangshen Railway Co., Ltd., Class H	5,020,000	1,611,556
Guangzhou Baiyun International Airport Co., Ltd., Class A	1,045,334	2,620,303
Haier Smart Home Co., Ltd., Class A	3,020,338	8,470,186
Hengan International Group Co., Ltd.	77,500	553,326
Hongfa Technology Co., Ltd., Class A	812,367	4,023,832
Huayu Automotive Systems Co., Ltd., Class A	464,212	1,732,603
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	1,044,411	4,639,756
iQIYI, Inc. – ADR (b)	192,200	4,057,342
Jiangsu Hengrui Medicine Co., Ltd., Class A	185,877	2,337,380
Jiangsu Yuyue Medical Equipment & Supply Co., Ltd., Class A	192,600	562,407
JOYY, Inc. (b)	27,600	1,457,004
Juneyao Airlines Co., Ltd., Class A (b)	290,000	624,590
Kweichow Moutai Co., Ltd., Class A	32,523	5,529,506
Lenovo Group, Ltd.	164,000	110,329
Midea Group Co., Ltd., Class A	580,245	4,840,263
Minth Group, Ltd.	136,586	482,897
NIO, Inc. – ADR (b)	892,000	3,585,840
NVC Lighting Holding, Ltd.	3,631,000	130,662
Ping An Insurance Group Co. of China, Ltd., Class A	324,960	3,988,683
Ping An Insurance Group Co. of China, Ltd., Class H	488,000	5,780,975
Poly Developments and Holdings Group Co., Ltd., Class A	1,763,909	4,098,340
Sany Heavy Industry Co., Ltd., Class A	2,065,606	5,060,854
SDIC Power Holdings Co., Ltd., Class A	2,088,852	2,754,672
Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H	1,201,500	3,627,485
Shanghai International Airport Co., Ltd., Class A	116,018	1,312,386
Shengyi Technology Co., Ltd., Class A	696,331	2,091,895
Shenzhen Expressway Co., Ltd., Class A	617,958	1,020,434
Shenzhen Sunlord Electronics Co., Ltd., Class A	278,900	925,272
Sichuan Kelun Pharmaceutical Co., Ltd., Class A	743,350	2,507,723
SINA Corp. (b)	55,700	2,224,101
Sinopharm Group Co., Ltd., Class H	189,600	693,483
Spring Airlines Co., Ltd., Class A	362,076	2,282,016
TAL Education Group — ADR (b)	117,643	5,670,393
Tencent Holdings, Ltd.	409,200	19,739,212
Tongkun Group Co., Ltd., Class A	534,200	1,150,853
TravelSky Technology, Ltd., Class H	109,000	266,363
Vipshop Holdings, Ltd. – ADR (b)	397,800	5,636,826
Wanhua Chemical Group Co., Ltd., Class A	348,156	2,808,280
Weibo Corp. – SPADR (b)	95,488	4,425,869
	Number of Shares	Value
Weichai Power Co., Ltd., Class A	1,045,240	$2,384,010
Wens Foodstuffs Group Co., Ltd., Class A	580,276	2,799,398
Yangzijiang Shipbuilding Holdings, Ltd.	397,000	331,689
Yunda Holding Co., Ltd., Class A	348,902	1,668,181
Yunji, Inc. – ADR (b)	123,117	563,876
ZTO Express Cayman, Inc. – ADR	142,492	3,327,188
		198,970,328
Denmark — 0.9%
Carlsberg A/S, Class B	890	132,766
Coloplast A/S, Class B	45,151	5,613,304
Danske Bank A/S (a)	74,885	1,211,070
FLSmidth & Co. A/S	1,836	73,250
Genmab A/S (b)	172	38,284
GN Store Nord A/S (a)	30,773	1,448,721
H Lundbeck A/S (a)	9,770	374,507
Jyske Bank A/S (b)	832	30,389
Novo Nordisk A/S, Class B (a)	127,519	7,396,061
Pandora A/S	6,014	261,608
Rockwool International A/S, Class B	791	187,257
		16,767,217
Finland — 0.7%
Fortum Oyj	8,050	198,590
Huhtamaki Oyj (a)	7,438	345,447
Kone Oyj, Class B (a)	78,178	5,110,991
Nokia Oyj	24,526	90,988
Nordea Bank Abp (a)	11,429	92,753
Orion Oyj, Class B	340	15,736
Sampo Oyj, Series A (a)	84,286	3,677,448
UPM-Kymmene Oyj	117,088	4,057,973
		13,589,926
France — 1.0%
Air France-KLM (b)	4,518	50,297
Airbus SE	351	51,498
Alstom SA	1,217	57,653
Amundi SA (e)	275	21,618
Atos SE	3,879	324,330
AXA SA (a)	5,542	156,354
BNP Paribas SA (a)	3,795	225,906
Bouygues SA	369	15,709
Capgemini SE	3,954	484,355
Carrefour SA	1,182	19,855
Cie de Saint-Gobain (a)	7,637	313,801
CNP Assurances	9,835	195,951
Credit Agricole SA	3,864	56,295
Dassault Aviation SA	28	36,879
Dassault Systemes SE	673	111,008
Electricite de France SA	317,389	3,540,584
Engie SA (a)	16,320	263,731
Eutelsat Communications SA	2,749	44,715
Ingenico Group SA	699	75,993
L’Oreal SA	21,816	6,478,783
Natixis SA	60,638	270,257

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2019
	Number of Shares	Value
Orange SA	8,818	$129,575
Peugeot SA (a)	22,598	541,207
Publicis Groupe SA	3,803	172,195
Rexel SA	4,054	53,989
Safran SA (a)	570	88,358
Sanofi (a)	8,501	853,816
Schneider Electric SE	2,926	300,992
Societe BIC SA	431	30,015
Societe Generale SA (a)	2,593	90,601
Sopra Steria Group	98	15,791
Total SA (a)	15,344	847,944
Unibail-Rodamco-Westfield – REIT	597	94,322
Vinci SA	1,472	163,532
Vivendi SA	126,952	3,679,715
		19,857,624
Germany — 1.6%
Adidas AG (a)	1,704	553,812
Allianz SE (a)	3,366	825,379
Bayer AG	9,603	784,949
Carl Zeiss Meditec AG	121	15,432
CECONOMY AG (b)	12,853	78,276
Covestro AG (e)	10,038	466,626
Deutsche Boerse AG	902	141,856
Deutsche Lufthansa AG	352,889	6,494,155
Deutsche Wohnen SE	2,457	100,409
Fresenius Medical Care AG & Co. KGaA	8,700	645,261
Fresenius SE & Co. KGaA	1,421	80,210
HeidelbergCement AG	2,183	159,119
HOCHTIEF AG	1,325	169,587
HUGO BOSS AG	4,257	206,556
Infineon Technologies AG	8,779	201,319
KION Group AG	408	28,172
LEG Immobilien AG	39,662	4,697,476
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (a)	1,780	525,126
ProSiebenSat.1 Media SE (a)	11,163	174,558
Rheinmetall AG	1,508	173,414
SAP SE (a)	905	121,967
Siemens AG (a)	4,499	588,109
Siemens Healthineers AG (e)	2,661	127,779
Software AG (a)	15,902	556,827
Uniper SE	1,115	36,904
Vonovia SE	241,454	12,998,943
		30,952,221
Greece — 0.1%
Diana Shipping, Inc. (b)	254,828	792,515
Tsakos Energy Navigation, Ltd.	144,587	630,399
		1,422,914
Hong Kong — 0.8%
AIA Group, Ltd.	511,600	5,382,879
Cathay Pacific Airways, Ltd.	169,000	250,010
	Number of Shares	Value
CECEP COSTIN New Materials Group, Ltd. (b) (c) (d)	1,736,000	$—
China Mobile, Ltd.	68,000	574,178
CK Asset Holdings, Ltd. (a)	59,000	427,593
CK Hutchison Holdings, Ltd.	18,000	171,996
CLP Holdings, Ltd.	4,500	47,383
Duiba Group, Ltd. (b)	516,200	361,201
Hang Seng Bank, Ltd.	25,300	523,553
HKT Trust / HKT, Ltd.	20,000	28,195
Hong Kong Exchanges & Clearing, Ltd.	73,200	2,372,526
Hua Han Health Industry Holdings, Ltd. (b) (c) (d)	6,984,000	—
Hysan Development Co., Ltd.	35,000	137,711
Kerry Properties, Ltd.	83,500	266,096
Link – REIT	6,000	63,699
Luks Group Vietnam Holdings Co., Ltd.	1,682,000	347,804
New World Development Co., Ltd.	39,000	53,487
PAX Global Technology, Ltd.	2,970,000	1,392,440
Shangri-La Asia, Ltd.	2,236,000	2,338,921
SJM Holdings, Ltd.	16,000	18,264
Sun Hung Kai Properties, Ltd.	14,500	222,419
Swire Pacific, Ltd., Class A	10,500	97,858
WH Group, Ltd. (e)	331,000	342,964
Wheelock & Co., Ltd.	4,000	26,674
Yue Yuen Industrial Holdings, Ltd.	27,000	79,820
		15,527,671
Ireland — 0.7%
Accenture plc, Class A	2,802	590,017
Alkermes plc (a) (b)	14,305	291,822
Flutter Entertainment PLC – LSE Shares	44,119	5,397,246
Irish Bank Resolution Corp., Ltd. (b) (c) (d)	38,180	—
Jazz Pharmaceuticals plc (b)	222	33,140
Medtronic plc (a)	10,744	1,218,907
Smurfit Kappa Group plc	127,475	4,910,310
		12,441,442
Isle of Man — 0.0%
Playtech plc	24,903	131,152
Italy — 0.1%
A2A SpA	71,025	133,187
Assicurazioni Generali SpA	12,820	264,645
Banca Generali SpA	1,608	52,225
BPER Banca	36,740	184,898
Buzzi Unicem SpA	601	15,146
Enel SpA (a)	33,742	268,431
Eni SpA	14,538	225,904
Intesa Sanpaolo SpA	19,327	50,949
Italgas SpA	9,071	55,481
Leonardo SpA (a)	29,354	344,004
Poste Italiane SpA (e)	16,268	184,636
Snam SpA	7,636	40,235
Unipol Gruppo SpA	31,519	180,692
		2,000,433

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2019
	Number of Shares	Value
Japan — 6.1%
Alfresa Holdings Corp. (a)	7,200	$147,000
Alps Alpine Co., Ltd. (a)	10,600	239,444
Amano Corp.	205,600	6,256,630
Aozora Bank, Ltd.	2,600	68,674
Astellas Pharma, Inc. (a)	12,400	211,816
BML, Inc.	101,400	2,910,783
Brother Industries, Ltd.	12,500	257,382
Bunka Shutter Co., Ltd.	183,100	1,612,836
Capcom Co., Ltd.	800	22,219
Casio Computer Co., Ltd.	1,100	22,104
Citizen Watch Co., Ltd.	13,500	73,250
Credit Saison Co., Ltd.	3,600	62,398
Daicel Corp.	3,300	31,479
Daiwa House Industry Co., Ltd.	1,900	58,865
DTS Corp.	2,000	46,500
Fuji Electric Co., Ltd.	2,200	67,230
FUJIFILM Holdings Corp.	1,200	57,218
Fujitsu, Ltd.	5,800	547,305
Fukuda Corp.	3,400	152,438
Fukuda Denshi Co., Ltd.	3,800	275,093
Fukushima Industries Corp.	25,500	954,392
Glory, Ltd.	169,700	5,122,005
GungHo Online Entertainment, Inc. (a)	7,660	162,972
Hachijuni Bank, Ltd. (The)	50,200	218,603
Hakuhodo DY Holdings, Inc.	371,500	5,975,064
Haseko Corp. (a)	26,900	360,560
Hitachi High-Technologies Corp. (a)	4,400	310,925
Hitachi, Ltd. (a)	49,700	2,093,465
Hogy Medical Co., Ltd.	186,300	6,087,030
Hoshizaki Corp.	43,500	3,873,257
Hoya Corp.	1,900	181,412
Ibiden Co., Ltd.	1,500	35,587
Inpex Corp.	54,500	568,514
ITOCHU Corp.	1,000	23,158
Japan Airlines Co., Ltd. (a)	25,500	795,739
Japan Retail Fund Investment Corp. – REIT	17	36,549
Japan Steel Works, Ltd. (The)	26,700	521,703
JGC Holdings Corp.	1,000	16,092
Kajima Corp. (a)	14,700	196,452
Kamigumi Co., Ltd. (a)	48,500	1,062,604
Kaneka Corp.	1,000	31,975
KDDI Corp. (a)	3,200	95,199
Koito Manufacturing Co., Ltd.	2,300	106,452
Konica Minolta, Inc.	13,500	88,358
Kyocera Corp.	800	54,517
Kyushu Railway Co.	1,800	60,347
Mabuchi Motor Co., Ltd.	2,700	102,032
Marubeni Corp.	39,700	293,360
Mazda Motor Corp.	25,500	217,032
MINEBEA MITSUMI, Inc. (a)	3,800	78,419
Miraca Holdings, Inc.	175,500	4,295,639
Mitsubishi Corp.	83,300	2,209,934
	Number of Shares	Value
Mitsubishi Electric Corp.	2,000	$27,194
Mitsubishi Estate Co., Ltd.	237,400	4,538,425
Mitsubishi Gas Chemical Co., Inc. (a)	5,400	82,060
Mitsubishi Heavy Industries, Ltd.	600	23,205
Mitsui & Co., Ltd.	118,100	2,100,053
Mitsui Fudosan Co., Ltd.	224,000	5,470,961
Mixi, Inc.	7,000	132,756
Morinaga & Co., Ltd.	125,400	6,046,638
MS&AD Insurance Group Holdings, Inc.	3,900	128,412
Murata Manufacturing Co., Ltd.	2,800	173,110
NEC Corp.	8,600	357,342
Nihon Unisys, Ltd.	900	28,283
Nikon Corp. (a)	30,300	370,361
Nintendo Co., Ltd. (a)	600	242,188
Nippon Densetsu Kogyo Co., Ltd.	8,000	164,764
Nippon Express Co., Ltd. (a)	1,300	76,062
Nippon Telegraph & Telephone Corp.	7,600	192,507
Nitto Denko Corp.	4,700	263,694
Nohmi Bosai, Ltd.	41,200	922,439
Noritz Corp.	71,300	955,043
NTT DOCOMO, Inc.	4,600	128,549
Obayashi Corp. (a)	9,100	100,900
OKUMA Corp.	93,600	4,917,077
Olympus Corp. (a)	2,400	36,958
Organo Corp.	8,600	530,823
ORIX Corp.	15,600	259,668
Otsuka Corp.	900	35,946
Panasonic Corp.	2,900	27,200
Pola Orbis Holdings, Inc. (a)	9,200	219,782
Resona Holdings, Inc.	37,500	163,514
Rohm Co., Ltd.	1,100	88,662
Sankyo Co., Ltd.	800	26,516
SCSK Corp.	500	26,074
Secom Co., Ltd.	7,800	696,080
Sekisui House, Ltd.	2,000	42,712
Sekisui Jushi Corp.	1,700	35,864
Seven Bank, Ltd.	1,940,900	6,378,614
Shimamura Co., Ltd. (a)	1,500	114,464
Shimizu Corp.	1,500	15,261
Shinsei Bank, Ltd.	17,500	267,143
Shionogi & Co., Ltd. (a)	4,800	296,559
Showa Denko KK	7,900	208,093
Sinko Industries, Ltd.	67,100	1,175,503
SK Kaken Co., Ltd.	6,200	2,838,785
SoftBank Group Corp.	5,700	248,158
Sojitz Corp.	122,500	394,261
Sony Corp. (a)	9,500	646,635
Subaru Corp.	2,100	51,923
Sumitomo Corp. (a)	21,500	320,543
Sumitomo Dainippon Pharma Co., Ltd.	2,300	44,873
Sumitomo Heavy Industries, Ltd. (a)	7,300	206,933
Sumitomo Mitsui Financial Group, Inc. (a)	8,300	305,541

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2019
	Number of Shares	Value
Sumitomo Mitsui Trust Holdings, Inc.	400	$15,785
Sumitomo Realty & Development Co., Ltd. (a)	2,300	80,222
Sumitomo Warehouse Co., Ltd. (The)	459,300	6,157,274
Sundrug Co., Ltd.	2,000	72,280
Suzuken Co., Ltd.	700	28,485
Sysmex Corp.	300	20,391
Taiheiyo Cement Corp.	7,000	204,810
Taisei Corp. (a)	3,300	136,628
Takeuchi Manufacturing Co., Ltd.	202,700	3,032,589
TDK Corp.	500	56,197
Teijin, Ltd.	2,200	41,050
TIS, Inc.	600	35,467
TKC Corp.	10,000	475,990
Toei Co., Ltd.	51,800	7,733,094
Tokyo Electron, Ltd.	2,300	505,432
Toshiba Corp.	1,700	57,593
Tosoh Corp.	9,000	138,507
Toyota Boshoku Corp. (a)	1,800	28,869
Toyota Tsusho Corp. (a)	1,300	45,566
TV Asahi Holdings Corp.	253,200	4,683,495
Yamaguchi Financial Group, Inc.	6,200	41,943
		116,086,789
Jersey — 0.0%
Breedon Group plc (b)	659,862	726,104
Kazakhstan — 0.1%
NAC Kazatomprom JSC – GDR (c) (e)	91,858	1,194,154
Lebanon — 0.0%
Solidere -ADR (b) (c)	38,451	280,692
Luxembourg — 0.3%
ArcelorMittal SA	285,435	5,042,022
Millicom International Cellular SA – SDR	19,338	926,862
SES SA	3,829	53,836
		6,022,720
Macau — 0.0%
Wynn Macau, Ltd.	30,000	74,209
Malta — 0.2%
Kambi Group plc (b)	167,163	2,368,684
Kindred Group plc	167,513	1,026,988
		3,395,672
Mexico — 0.1%
Fresnillo plc	108,168	916,825
Vista Oil & Gas Sab de CV – ADR (b)	96,531	757,768
		1,674,593
Netherlands — 0.2%
Akzo Nobel NV	225	22,941
ASM International NV	4,143	468,252
ASML Holding NV (a)	957	285,004
ASR Nederland NV (a)	14,172	531,384
ING Groep NV (a)	13,306	159,912
Koninklijke Ahold Delhaize NV (a)	32,398	811,954
Koninklijke Philips NV (a)	11,410	557,825
	Number of Shares	Value
Randstad NV	5,680	$347,830
Royal Dutch Shell plc, Class A – BATS Europe Shares	10,307	306,371
Royal Dutch Shell plc, Class B	12,896	384,270
Signify NV (a) (e)	15,609	488,100
Wolters Kluwer NV	1,109	81,060
		4,444,903
Norway — 0.1%
DNB ASA	5,416	101,496
Equinor ASA – SPADR	50,640	1,008,242
Leroy Seafood Group ASA (a)	2,271	15,100
Salmar ASA (a)	9,826	503,641
Tomra Systems ASA (a)	11,229	356,108
		1,984,587
Portugal — 0.0%
EDP – Energias de Portugal SA	8,288	35,930
Galp Energia SGPS SA (a)	3,389	56,682
		92,612
Puerto Rico — 0.1%
Popular, Inc. (a)	23,716	1,393,315
Russia — 1.0%
Etalon Group plc – GDR (g)	891,013	1,552,225
Evraz plc	26,297	141,142
Federal Grid Co. Unified Energy System PJSC (b) (c)	933,586,654	3,021,086
Gazprom PJSC (c)	950,593	3,927,551
Lenta, Ltd. – GDR (b) (g)	512,202	1,506,129
LSR Group PJSC (b) (c)	22,724	280,072
Moscow Exchange MICEX-RTS PJSC (b) (c)	478,466	830,164
Polyus PJSC – GDR (g)	31,609	1,789,028
RusHydro PJSC (b) (c)	351,705,243	3,149,520
RusHydro PJSC – ADR	1,338,766	1,133,812
Sberbank of Russia PJSC (c)	510,878	2,096,856
		19,427,585
Singapore — 0.9%
ComfortDelGro Corp., Ltd.	189,300	335,292
Genting Singapore, Ltd.	268,500	183,818
Golden Agri-Resources, Ltd.	20,474,600	3,583,097
Sea, Ltd. – ADR (b)	341,900	13,751,218
Venture Corp., Ltd.	8,300	100,149
		17,953,574
South Africa — 0.1%
Gold Fields, Ltd.	91,076	611,998
Impala Platinum Holdings, Ltd. (b)	94,570	970,224
Investec plc	20,615	121,402
		1,703,624
South Korea — 0.5%
Hankook Technology Group Co., Ltd.	54,003	671,297
Hyundai Motor Co., Ltd.	15,147	1,574,995
Korea Electric Power Corp.	2,154	51,649
Korea Electric Power Corp. – SPADR	126,443	1,495,821
KT Corp.	39,961	933,085

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2019
	Number of Shares	Value
KT Corp. – SPADR	345,451	$4,007,232
LG Corp.	8,726	555,459
Pyeong Hwa Automotive Co., Ltd.	14,462	107,929
		9,397,467
Spain — 0.4%
ACS, Actividades de Construccion y Servicios SA	3,251	130,321
Amadeus IT Group SA	75,735	6,205,486
Banco Bilbao Vizcaya Argentaria SA	60,369	340,207
Enagas SA (a)	12,777	326,404
Endesa SA	15,942	425,621
Iberdrola SA (a)	35,743	368,118
Mediaset Espana Comunicacion SA	5,658	35,983
Naturgy Energy Group SA	3,865	97,298
Red Electrica Corp. SA (a)	15,208	305,912
Repsol SA	3,530	55,376
		8,290,726
Sri Lanka — 0.0%
Hemas Holdings plc	1,538,439	704,024
Sweden — 1.0%
AAK AB (a)	58,369	1,109,449
AF POYRY AB (a)	41,647	972,739
Atlas Copco AB, Class B (a)	9,711	336,926
Boule Diagnostics AB	11,429	83,176
Eastnine AB	124,241	1,823,496
Electrolux AB, Series B (a)	8,287	203,383
Essity AB, Class B (a)	6,223	200,618
Fortnox AB (a) (b)	28,572	513,515
Getinge AB, Class B (a)	16,406	304,643
Greater Than AB (b)	86,936	792,983
Hennes & Mauritz AB, Class B (a)	58,026	1,179,539
ICA Gruppen AB	342	15,972
Infant Bacterial Therapeutics AB (b)	17,275	263,890
Investor AB, Class B	1,535	83,867
Karnov Group AB (a) (b)	204,314	1,153,464
Lime Technologies AB	15,840	247,464
MIPS AB (a)	7,952	168,372
Modern Times Group MTG AB, Series B (a) (b)	59,512	709,246
Nolato AB, Class B (a)	8,572	503,477
Nordic Entertainment Group AB, Class B (a)	117,648	3,804,284
Saab AB, Class B (a)	83,621	2,800,368
Sandvik AB	10,883	212,704
Swedish Match AB	784	40,418
Swedish Orphan Biovitrum AB (b)	11,832	195,457
Telefonaktiebolaget LM Ericsson, Series B (a)	57,483	503,684
Veoneer, Inc. SDR (a) (b)	17,359	277,551
Volvo AB, Class B	11,293	189,513
		18,690,198
Switzerland — 0.3%
Adecco Group AG (a)	8,783	555,262
Coca-Cola HBC AG (b)	1,712	58,391
Credit Suisse Group AG (b)	15,570	211,300
	Number of Shares	Value
Garmin, Ltd.	3,457	$337,265
Glencore plc (b)	60,968	190,642
Helvetia Holding AG	582	82,236
LafargeHolcim, Ltd. (b)	4,601	255,133
Nestle SA (a)	11,633	1,260,279
Novartis AG	6,599	625,205
Roche Holding AG (a)	5,242	1,699,761
Sonova Holding AG	1,867	427,143
STMicroelectronics NV	4,279	115,487
TE Connectivity, Ltd.	1,258	120,567
UBS Group AG (a) (b)	32,724	413,005
		6,351,676
Taiwan — 0.2%
Taiwan Semiconductor Manufacturing Co., Ltd. – SPADR	63,318	3,678,776
Turkey — 0.1%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS – REIT	2,041,481	501,331
Turkiye Halk Bankasi AS (b)	524,450	521,378
		1,022,709
Ukraine — 0.2%
Astarta Holding NV (b)	90,707	382,999
Kernel Holding SA	99,236	1,183,486
MHP SE – GDR – OTC Shares (g)	241,044	2,338,620
		3,905,105
United Kingdom — 4.8%
Aggreko plc	10,176	112,332
Anglo American plc	7,853	226,652
Ashmore Group plc	4,106	28,251
Ashtead Group plc	1,757	56,225
AstraZeneca plc	3,289	329,060
Aviva plc	19,499	108,777
BAE Systems plc	21,275	159,405
Balfour Beatty plc	6,811	23,645
Barclays plc	109,981	262,641
Barratt Developments plc	17,039	168,892
Bellway plc	2,720	137,435
Berkeley Group Holdings plc (UNIT)	2,488	161,336
BP plc	49,166	308,632
BP plc – SPADR	53,800	2,030,412
British American Tobacco plc	4,760	202,801
BT Group plc	3,305,351	8,470,993
Burberry Group plc	4,208	123,150
Compass Group plc	623	15,607
ConvaTec Group plc (e)	15,497	40,849
Delphi Technologies plc	16,427	210,758
Diageo plc	101,829	4,291,040
Dialog Semiconductor plc (b)	7,684	389,330
Drax Group plc	46,263	192,200
Dunelm Group plc	7,173	110,049
easyJet plc	130,430	2,481,030
Fiat Chrysler Automobiles NV (a)	53,819	797,072
Forterra plc (e)	180,999	830,983
Gabriel Resources, Ltd. (b)	1,962,000	710,131

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2019
	Number of Shares	Value
GlaxoSmithKline plc	12,115	$285,015
Hays plc	41,353	99,693
Howden Joinery Group plc	4,545	40,736
HSBC Holdings plc – LSE Shares	53,638	421,227
Ibstock plc (e)	495,872	2,087,414
Inchcape plc	13,705	128,147
Indivior plc (b)	229,781	118,955
InterContinental Hotels Group plc	51,424	3,542,296
International Consolidated Airlines Group SA	687,159	5,706,326
Intertek Group plc	81,558	6,329,937
JD Sports Fashion plc	10,947	122,269
Kingfisher plc	49,706	144,151
Lloyds Banking Group plc	9,439,999	7,878,872
London Stock Exchange Group plc	1,073	110,832
Man Group PLC	70,110	146,955
Marks & Spencer Group plc	49,333	139,903
Marshalls plc	108,088	1,237,463
Meggitt plc	16,473	143,545
Melrose Industries plc	36,085	115,341
Micro Focus International plc	2,733	38,588
Mondi plc	3,923	92,609
Moneysupermarket.com Group plc	30,002	131,715
National Grid plc	2,124	26,692
Next plc	759	70,671
nVent Electric plc	15,964	408,359
Persimmon plc	4,691	168,989
Polypipe Group plc	112,984	808,689
Prudential plc	2,025	38,964
Reckitt Benckiser Group plc	62,565	5,080,653
RELX plc	1,890	47,679
Rio Tinto plc	83,844	4,981,756
Rio Tinto, Ltd.	1,842	130,270
Royal Bank of Scotland Group plc	1,490,462	4,777,160
Royal Mail plc	40,815	122,464
Sage Group plc (The)	554,955	5,514,256
Savills plc	17,056	256,671
Smith & Nephew plc	4,782	115,517
Smiths Group plc	28,669	640,962
Standard Chartered plc	4,034	38,100
Standard Life Aberdeen plc	36,447	158,811
Stolt-Nielsen, Ltd.	86,206	1,119,455
Tate & Lyle plc	12,227	123,239
Taylor Wimpey plc	62,514	161,785
Tesco plc	2,319,899	7,858,697
Travis Perkins plc	1,576	33,717
Unilever plc	78,435	4,490,346
Vodafone Group plc	26,192	50,848
WH Smith plc	482	16,630
Whitbread plc	14,523	934,595
William Hill plc	24,496	61,232
	Number of Shares	Value
Yellow Cake plc (b) (e)	345,099	$919,703
		91,198,587
Total Foreign Common Stocks (Cost $662,606,821)		745,002,028
Total Common Stocks (Cost $1,084,842,397)		1,226,572,419
	Number of Contracts	Value
Right — 0.0%
Pan American Silver Corp., Expiring 02/22/29 (Canada) (b) (c) (d) (Cost $77,784)	367,492	$173,197
Warrants — 0.0%
AYR Strategies, Inc., Expiring 12/21/25 (Canada) (b)	32,400	74,853
Charlottes Web Holdings, Inc., Expiring 12/03/21 (United States) (b)	26,200	23,405
Excellon Resources, Inc., Expiring 08/27/21 (Canada) (b)	250,000	41,392
Green Organic Dutchman Holdings, Ltd. (The), Expiring 12/19/22 (Canada) (b)	132,200	16,798
Subversive Capital Acquistion Corp., Expiring 07/16/27 (Canada) (b)	31,650	33,232
Synaptive Medical, Inc., Expiring 12/06/22 (Canada) (b) (c) (d) (f)	37,142	10,771
Total Warrants (Cost $122,526)		200,451
	Principal Amount	Value
Corporate Bonds — 0.1%
Media — 0.0%
Catena Media plc, 5.5%, 03/02/2021 (Malta)	$200,000	$205,047
Metals & Mining — 0.1%
IAMGOLD Corp., 7.0%, 04/15/2025 (Canada) (e)	382,000	397,990
Total Corporate Bonds (Cost $601,997)		603,037
Convertible Bonds — 0.0%
Food & Beverage — 0.0%
TerraVia Holdings, Inc., 5.000%, 01/13/20(b) (h) (Cost $0)	501,400	1,905
US Treasury Bonds/Notes — 6.3%
US Treasury Inflation Indexed Note, 0.125%, 01/15/23	12,160,249	12,159,037
US Treasury Inflation Indexed Note, 0.625%, 04/15/23	13,002,169	13,203,392
US Treasury Inflation Indexed Note, 0.375%, 07/15/23	12,056,563	12,223,120
US Treasury Inflation Indexed Note, 0.625%, 01/15/24	12,021,087	12,275,557
US Treasury Inflation Indexed Note, 0.500%, 04/15/24	8,761,652	8,903,300

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2019
	Principal Amount	Value
US Treasury Inflation Indexed Note, 0.125%, 07/15/24	$11,821,344	$11,891,726
US Treasury Inflation Indexed Note, 0.125%, 10/15/24	4,752,079	4,779,432
US Treasury Note, 2.250%, 03/31/21	6,651,000	6,701,662
US Treasury Note, 1.125%, 09/30/21	6,058,000	6,009,252
US Treasury Note, 1.750%, 04/30/22	2,064,000	2,071,740
US Treasury Note, 1.375%, 10/15/22	3,912,000	3,888,161
US Treasury Note, 1.500%, 03/31/23	4,022,000	4,007,389
US Treasury Note, 1.375%, 09/30/23	2,870,000	2,841,412
US Treasury Note, 2.500%, 05/15/24	2,590,000	2,679,942
US Treasury Note, 1.500%, 09/30/24	3,340,000	3,312,210
US Treasury Note, 2.125%, 05/15/25	2,861,000	2,920,008
US Treasury Note, 2.250%, 11/15/25	3,017,000	3,099,143
US Treasury Note, 1.625%, 10/31/26	728,000	718,928
US Treasury Note, 2.000%, 11/15/26	1,335,000	1,350,488
US Treasury Note, 2.250%, 08/15/27	1,052,000	1,082,040
US Treasury Note, 2.750%, 02/15/28	1,372,000	1,462,734
US Treasury Note, 3.125%, 11/15/28	1,892,000	2,081,717
US Treasury Note, 1.625%, 08/15/29	1,402,000	1,366,895
Total US Treasury Bonds/Notes (Cost $119,201,983)		121,029,285
	Number of Shares	Value
Acquired Funds — 16.8%
Exchange-Traded Fund (ETF) — 3.9%
Financial Select Sector SPDR Fund	2,401,776	$73,926,665
Private Investment Funds (i) — 12.9%
Canyon Value Realization Fund, LP (b) (c) (d) (f)		63,732,675
Eversept Global Healthcare Fund, LP (b) (c) (d) (f)		42,098,344
Farallon Capital Institutional Partners, LP (b) (c) (d) (f)		1,912,778
GSA Trend Fund, Ltd. (b) (c) (d) (f)	322,417	28,169,056
Honeycomb Partners, LP (b) (c) (d) (f)		73,198,987
Lansdowne Developed Markets Fund, Ltd. (b) (c) (d) (f)	36,435	22,308,437
Neo Ivy Capital Fund, LP (b) (c) (d) (f)		9,564,119
QVT Roiv Hldgs Onshore, Ltd. (b) (c) (d) (f)	3,114	5,390,177
		246,374,573
Total Acquired Funds (Cost $230,766,678)		320,301,238
Preferred Stocks — 0.1%
Draegerwerk AG & Co. KGAA, 0.34% (Germany)	10,976	685,700
Hyundai Motor Co., Ltd., 1.27% (South Korea)	21,579	1,481,354
Hyundai Motor Co., Ltd., 1.40% (South Korea)	716	44,380
Synaptive Medical, Inc., 0.00% (Canada) (b) (c) (d) (f)	74,285	185,713
Volkswagen AG, 2.72% (Germany)	528	104,376
Total Preferred Stocks (Cost $2,289,908)		2,501,523
	Number of Contracts	Value
Purchased Option Contracts — 0.0%
Calls — 0.0%
Cimarex Energy Co., Notional Amount $850,000, Strike Price $50 Expiring 01/17/2020 (United States)	170	$54,400
Eog Resources, Inc., Notional Amount $1,831,500, Strike Price $82.5 Expiring 01/17/2020 (United States)	222	58,164
Eqt Corp., Notional Amount $815,100, Strike Price $11 Expiring 01/17/2020 (United States)	741	37,049
Laredo Petroleum, Inc., Notional Amount $600,000, Strike Price $3 Expiring 01/17/2020 (United States)	2,000	26,000
Range Resources Corp., Notional Amount $927,000, Strike Price $5 Expiring 01/24/2020 (United States)	1,854	61,182
Saab AB, Notional Amount $5,040,000, Strike Price $350 Expiring 02/21/2020 (Sweden)	144	3,844
Targa Resources Corp., Notional Amount $2,960,000, Strike Price $40 Expiring 01/17/2020 (United States)	740	111,000
Total Calls (Cost $309,165)		351,639
Puts — 0.0%
Alfa Laval AB, Notional Amount $11,400,000, Strike Price $200 Expiring 03/20/2020 (Sweden)	570	6,086
Apache Corp., Notional Amount $1,214,000, Strike Price $20 Expiring 01/17/2020 (United States)	607	2,428
Epiroc AB, Notional Amount $5,770,000, Strike Price $100 Expiring 03/20/2020 (Sweden)	577	4,620
Essity AB, Notional Amount $7,410,000, Strike Price $260 Expiring 01/17/2020 (Sweden) (c)	285	—
Exxon Mobil Corp., Notional Amount $3,009,500, Strike Price $65 Expiring 02/21/2020 (United States)	463	32,873
Hess Corp., Notional Amount $2,310,000, Strike Price $60 Expiring 01/17/2020 (United States)	385	8,855
Mowi ASA, Notional Amount $9,008,538, Strike Price $207.57 Expiring 03/20/2020 (Norway)	434	12,233
Murphy Oil Corp., Notional Amount $925,000, Strike Price $25 Expiring 01/17/2020 (United States)	370	11,840
Oneok, Inc., Notional Amount $2,158,000, Strike Price $65 Expiring 01/17/2020 (United States)	332	1,660

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2019
	Number of Contracts	Value
Sandvik AB, Notional Amount $13,456,000, Strike Price $160 Expiring 03/20/2020 (Sweden)	841	$14,815
Sandvik AB, Notional Amount $4,692,000, Strike Price $170 Expiring 03/20/2020 (Sweden)	276	9,724
Skf AB, Notional Amount $17,391,000, Strike Price $155 Expiring 01/17/2020 (Sweden)	1,122	119
Skf AB, Notional Amount $9,605,000, Strike Price $170 Expiring 03/20/2020 (Sweden)	565	13,271
Skf AB, Notional Amount $4,968,000, Strike Price $180 Expiring 03/20/2020 (Sweden)	276	12,376
Southwestern Energy Co., Notional Amount $740,200, Strike Price $2 Expiring 01/17/2020 (United States)	3,701	14,804
Southwestern Energy Co., Notional Amount $370,800, Strike Price $2 Expiring 03/20/2020 (United States)	1,854	35,041
SPDR S&P 500 ETF Trust, Notional Amount $23,190,000, Strike Price $300 Expiring 01/17/2020 (United States)	773	26,282
Trelleborg AB, Notional Amount $12,525,000, Strike Price $150 Expiring 03/20/2020 (Sweden)	835	11,590
Trelleborg AB, Notional Amount $4,278,000, Strike Price $155 Expiring 03/20/2020 (Sweden)	276	6,630
Total Puts (Cost $1,451,853)		225,247
Total Purchased Option Contracts (Cost $1,761,018)		576,886
	Number of Units	Value
Disputed Claims Receipt — 0.0%
AMR Corp. (Cost $0) (b) (c) (d) (f)	260,322	—
	Principal Amount	Value
Short-Term Investments — 12.2%
Repurchase Agreement — 9.6%
Fixed Income Clearing Corp. issued on 12/31/19 (proceeds at maturity $182,812,044) (collateralized by US Treasury Note, due 12/31/21 with a total par value of  $184,045,000 and a total market value of $184,275,056; and US Treasury Bond, due 08/15/45 with a total par value of  $1,975,000 and a total market value of  $2,197,995) 0.120%, 01/02/20

(Cost $182,810,826)	$182,810,826	$182,810,826
US Treasury Bill (j) — 2.6%
US Treasury Bill, 2.033%, 01/16/20(k) (Cost $49,958,656)	50,000,000	49,958,655
Total Short-Term Investments (Cost $232,769,482)		232,769,481
Total Investments – 99.6% (Cost $1,672,433,773)		1,904,729,422
Other Assets in Excess of Liabilities – 0.4%		8,224,153
Net Assets – 100.0%		$1,912,953,575

	Number of Shares	Value
Securities Sold Short — (8.5)%
Common Stocks — (8.5)%
US Common Stocks — (5.2)%
Aerospace & Defense — (0.1)%
Axon Enterprise, Inc. (b)	(15,411)	$(1,129,318)
TransDigm Group, Inc.	(903)	(505,680)
		(1,634,998)
Airlines — (0.0)%
American Airlines Group, Inc.	(11,439)	(328,071)
Delta Air Lines, Inc.	(5,081)	(297,137)
		(625,208)
Auto Components — (0.0)%
Adient plc (b)	(10,635)	(225,994)
Visteon Corp. (b)	(1,426)	(123,477)
		(349,471)
Automobiles — (0.0)%
General Motors Co.	(4,015)	(146,949)
Tesla, Inc. (b)	(1,261)	(527,514)
		(674,463)
Biotechnology — (0.2)%
Agios Pharmaceuticals, Inc. (b)	(4,610)	(220,128)
Alnylam Pharmaceuticals, Inc. (b)	(8,380)	(965,125)
Bluebird Bio, Inc. (b)	(8,484)	(744,471)
Exact Sciences Corp. (b)	(5,984)	(553,400)
Gilead Sciences, Inc.	(541)	(35,154)
Ionis Pharmaceuticals, Inc. (b)	(1,257)	(75,935)
Ligand Pharmaceuticals, Inc. (b)	(8,254)	(860,810)
Sage Therapeutics, Inc. (b)	(7,603)	(548,861)
		(4,003,884)
Building Products — (0.0)%
Owens Corning	(668)	(43,500)
Trex Co., Inc. (b)	(2,636)	(236,924)
		(280,424)
Capital Markets — (0.0)%
Virtu Financial, Inc., Class A	(44,550)	(712,355)
Chemicals — (0.1)%
Albemarle Corp.	(10,317)	(753,554)
Chemours Co. (The)	(12,745)	(230,557)
International Flavors & Fragrances, Inc.	(10,326)	(1,332,261)
Mosaic Co. (The)	(9,916)	(214,582)
		(2,530,954)
Commercial Services & Supplies — (0.1)%
Square, Inc., Class A (b)	(5,868)	(367,102)
Stericycle, Inc. (b)	(10,662)	(680,342)
		(1,047,444)
Communications Equipment — (0.0)%
Lumentum Holdings, Inc. (b)	(633)	(50,197)
Ubiquiti, Inc.	(811)	(153,263)
ViaSat, Inc. (b)	(1,857)	(135,923)
		(339,383)

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2019
	Number of Shares	Value
Construction & Engineering — (0.0)%
Dycom Industries, Inc. (b)	(517)	$(24,377)
Granite Construction, Inc.	(1,507)	(41,699)
		(66,076)
Containers & Packaging — (0.0)%
O-I Glass, Inc.	(4,438)	(52,945)
Diversified Consumer Services — (0.0)%
WW International, Inc. (b)	(2,083)	(79,591)
Electric Utilities — (0.0)%
Edison International	(4,833)	(364,457)
Electronic Equipment, Instruments & Components — (0.1)%
Cognex Corp.	(8,662)	(485,418)
IPG Photonics Corp. (b)	(3,580)	(518,814)
Littelfuse, Inc.	(767)	(146,727)
		(1,150,959)
Energy Equipment & Services — (0.5)%
Baker Hughes Co.	(9,745)	(249,764)
Halliburton Co.	(64,661)	(1,582,255)
Helmerich & Payne, Inc.	(13,126)	(596,314)
National Oilwell Varco, Inc.	(21,908)	(548,795)
Patterson-UTI Energy, Inc.	(361,258)	(3,793,209)
RPC, Inc.	(335,129)	(1,756,076)
Transocean, Ltd. (b)	(58,148)	(400,058)
		(8,926,471)
Food Products — (0.1)%
Conagra Brands, Inc.	(22,362)	(765,675)
Hain Celestial Group, Inc. (The) (b)	(17,594)	(456,652)
TreeHouse Foods, Inc. (b)	(540)	(26,190)
		(1,248,517)
Health Care Equipment & Supplies — (0.3)%
Cantel Medical Corp.	(621)	(44,029)
DexCom, Inc. (b)	(17,396)	(3,805,201)
Insulet Corp. (b)	(1,507)	(257,998)
NuVasive, Inc. (b)	(4,851)	(375,176)
Penumbra, Inc. (b)	(2,977)	(489,032)
		(4,971,436)
Health Care Providers & Services — (0.1)%
Acadia Healthcare Co., Inc. (b)	(18,987)	(630,748)
Covetrus, Inc. (b)	(15,620)	(206,184)
HealthEquity, Inc. (b)	(3,349)	(248,060)
Premier, Inc., Class A (b)	(907)	(34,357)
		(1,119,349)
Hotels, Restaurants & Leisure — (0.1)%
Eldorado Resorts, Inc. (b)	(698)	(41,629)
Papa John’s International, Inc.	(9,859)	(622,596)
Scientific Games Corp., Class A (b)	(22,679)	(607,344)
		(1,271,569)
Household Durables — (0.0)%
Newell Brands, Inc.	(17,881)	(343,673)
Household Products — (0.0)%
Energizer Holdings, Inc.	(10,245)	(514,504)

	Number of Shares	Value
Insurance — (0.0)%
Travelers Companies, Inc. (The)	(406)	$(55,602)
Internet & Catalog Retail — (0.0)%
Etsy, Inc. (b)	(667)	(29,548)
Qurate Retail, Inc., Series A (b)	(10,603)	(89,383)
Wayfair, Inc., Class A (b)	(1,729)	(156,250)
		(275,181)
Internet Software & Services — (0.0)%
eBay, Inc.	(643)	(23,219)
Snap, Inc., Class A (b)	(6,961)	(113,673)
Zillow Group, Inc., Class C (b)	(10,795)	(495,922)
		(632,814)
IT Services — (0.1)%
MongoDB, Inc. (b)	(3,668)	(482,745)
Okta, Inc. (b)	(227)	(26,189)
Twilio, Inc., Class A (b)	(9,139)	(898,181)
		(1,407,115)
Machinery — (0.1)%
Colfax Corp. (b)	(13,952)	(507,574)
Gardner Denver Holdings, Inc. (b)	(2,316)	(84,951)
Westinghouse Air Brake Technologies, Corp.	(12,789)	(994,984)
		(1,587,509)
Media — (0.0)%
Charter Communications, Inc., Class A (b)	(1,098)	(532,618)
Comcast Corp., Class A	(644)	(28,961)
Discovery, Inc., Series A (b)	(2,359)	(77,234)
Meredith Corp.	(2,185)	(70,947)
New York Times Co. (The), Class A	(7,204)	(231,753)
		(941,513)
Metals & Mining — (0.2)%
Allegheny Technologies, Inc. (b)	(33,503)	(692,172)
Compass Minerals International, Inc.	(717)	(43,708)
Freeport-McMoRan, Inc.	(85,428)	(1,120,815)
Royal Gold, Inc.	(9,068)	(1,108,563)
United States Steel Corp.	(25,575)	(291,811)
		(3,257,069)
Movies & Entertainment — (0.0)%
World Wrestling Entertainment, Inc., Class A	(13,752)	(892,092)
Multi-Utilities — (0.0)%
Consolidated Edison, Inc.	(787)	(71,200)
Multiline Retail — (0.0)%
Nordstrom, Inc.	(1,646)	(67,371)
Ollie’s Bargain Outlet Holdings, Inc. (b)	(681)	(44,476)
		(111,847)
Oil, Gas & Consumable Fuels — (2.8)%
Antero Midstream Corp.	(451,712)	(3,428,494)
Antero Resources Corp. (b)	(151,076)	(430,567)
Apache Corp.	(72,317)	(1,850,592)

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2019
	Number of Shares	Value
California Resources Corp. (b)	(134,391)	$(1,213,551)
Centennial Resource Development, Inc., Class A (b)	(1,823)	(8,422)
Cheniere Energy, Inc. (b)	(13,217)	(807,162)
Chevron Corp.	(6,645)	(800,789)
CNX Resources Corp. (b)	(134,037)	(1,186,227)
Concho Resources, Inc.	(4,951)	(433,559)
Diamondback Energy, Inc.	(16,200)	(1,504,332)
EQT Corp.	(13,665)	(148,949)
Equitrans Midstream Corp.	(49,586)	(662,469)
Extraction Oil & Gas, Inc. (b)	(304,875)	(646,335)
Exxon Mobil Corp.	(25,817)	(1,801,510)
Gulfport Energy Corp. (b)	(150,155)	(456,471)
Hess Corp.	(15,690)	(1,048,249)
HighPoint Resources Corp. (b)	(190,193)	(321,426)
Kinder Morgan, Inc.	(69,188)	(1,464,710)
Laredo Petroleum, Inc. (b)	(1,087,252)	(3,120,413)
Magnolia Oil & Gas Corp., Class A (b)	(356,563)	(4,485,563)
Marathon Oil Corp.	(55,715)	(756,610)
Matador Resources Co. (b)	(301,841)	(5,424,083)
Murphy Oil Corp.	(140,861)	(3,775,075)
National Fuel Gas Co.	(17,914)	(833,718)
Noble Energy, Inc.	(133,306)	(3,311,321)
Oasis Petroleum, Inc. (b)	(54,721)	(178,390)
ONEOK, Inc.	(59,816)	(4,526,277)
QEP Resources, Inc.	(252,610)	(1,136,745)
Range Resources Corp.	(29,719)	(144,137)
Schlumberger, Ltd.	(1,048)	(42,130)
SM Energy Co.	(25,971)	(291,914)
Southwestern Energy Co. (b)	(1,556,539)	(3,766,824)
Talos Energy, Inc. (b)	(65,070)	(1,961,861)
Targa Resources Corp.	(23,011)	(939,539)
WPX Energy, Inc. (b)	(3,419)	(46,977)
		(52,955,391)
Personal Products — (0.0)%
Coty, Inc., Class A	(7,096)	(79,827)
Pharmaceuticals — (0.1)%
Catalent, Inc. (b)	(8,307)	(467,684)
Nektar Therapeutics (b)	(35,248)	(760,828)
Prestige Consumer Healthcare, Inc. (b)	(2,328)	(94,284)
		(1,322,796)
Real Estate Investment Trusts (REITs) — (0.0)%
Colony Capital, Inc.	(7,012)	(33,307)
Road & Rail — (0.0)%
Knight-Swift Transportation Holdings, Inc.	(10,665)	(382,234)
Semiconductors & Semiconductor Equipment — (0.1)%
Advanced Micro Devices, Inc. (b)	(5,905)	(270,803)
Cree, Inc. (b)	(841)	(38,812)
Marvell Technology Group, Ltd.	(18,777)	(498,717)
Microchip Technology, Inc.	(2,411)	(252,480)
MKS Instruments, Inc.	(1,964)	(216,060)
	Number of Shares	Value
Skyworks Solutions, Inc.	(332)	$(40,132)
		(1,317,004)
Software — (0.1)%
2U, Inc. (b)	(3,221)	(77,272)
Coupa Software, Inc. (b)	(3,343)	(488,914)
DocuSign, Inc. (b)	(941)	(69,738)
Pluralsight, Inc., Class A (b)	(2,345)	(40,357)
RingCentral, Inc., Class A (b)	(1,538)	(259,414)
Zscaler, Inc. (b)	(2,710)	(126,015)
		(1,061,710)
Specialty Retail — (0.0)%
Carvana Co. (b)	(4,244)	(390,660)
Mattel, Inc. (b)	(7,043)	(95,433)
		(486,093)
Textiles, Apparel & Luxury Goods — (0.0)%
Columbia Sportswear Co.	(1,156)	(115,820)
Under Armour, Inc., Class A (b)	(20,373)	(440,057)
		(555,877)
Thrifts & Mortgage Finance — (0.0)%
LendingTree, Inc. (b)	(347)	(105,294)
Total US Common Stocks (Proceeds $86,841,148)		(99,839,606)
Foreign Common Stocks — (3.3)%
Argentina — (0.0)%
MercadoLibre, Inc. (b)	(94)	(53,762)
Australia — (0.1)%
Alumina, Ltd.	(50,097)	(80,910)
AMP, Ltd.	(30,613)	(41,162)
Atlassian Corp. plc, Class A (b)	(1,823)	(219,380)
Challenger, Ltd.	(83,571)	(475,981)
Domino’s Pizza Enterprises, Ltd.	(5,044)	(185,374)
Oil Search, Ltd.	(36,712)	(187,281)
SEEK, Ltd.	(28,666)	(454,861)
Worley Ltd.	(55,451)	(598,227)
		(2,243,176)
Belgium — (0.0)%
Umicore SA	(7,564)	(368,763)
Bermuda — (0.0)%
Assured Guaranty, Ltd.	(662)	(32,451)
Canada — (0.9)%
ARC Resources, Ltd.	(216,720)	(1,365,192)
Argonaut Gold, Inc. (b)	(66,000)	(99,108)
Baytex Energy Corp. (b)	(334,527)	(481,742)
BRP, Inc.	(10,300)	(469,253)
Canaccord Genuity Group, Inc.	(52,400)	(195,307)
CCL Industries, Inc., Class B	(8,700)	(370,632)
Celestica, Inc. (b)	(30,700)	(254,622)
Cenovus Energy, Inc.	(191,261)	(1,944,203)
Crescent Point Energy Corp.	(495,253)	(2,208,244)
Cresco Labs, Inc. (b)	(4,800)	(32,750)

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2019
	Number of Shares	Value
DIRTT Environmental Solutions (b)	(55,600)	$(181,972)
Encana Corp.	(58,455)	(274,154)
Enerplus Corp.	(79,228)	(564,367)
ERO Copper Corp. (b)	(5,700)	(103,636)
Husky Energy, Inc.	(47,831)	(383,812)
Imperial Oil, Ltd.	(22,523)	(595,792)
Kelt Exploration, Ltd. (b)	(251,765)	(944,204)
Laurentian Bank of Canada	(14,400)	(492,697)
Metro, Inc.	(12,800)	(528,245)
MTY Food Group, Inc.	(6,100)	(260,667)
Peyto Exploration & Development Corp.	(859,119)	(2,514,075)
Real Matters, Inc. (b)	(15,300)	(145,159)
Rogers Communications, Inc., Class B	(8,700)	(432,002)
SilverCrest Metals, Inc. (b)	(11,600)	(78,343)
Stella-Jones, Inc.	(17,100)	(494,083)
Teranga Gold Corp. (b)	(99,700)	(538,981)
Tetra Bio-Pharma, Inc. (b)	(86,600)	(30,677)
Uni-Select, Inc.	(13,300)	(116,659)
Village Farms International, Inc. (b)	(1,900)	(11,808)
		(16,112,386)
Denmark — (0.2)%
ALK-Abello A/S (b)	(570)	(140,206)
Ambu A/S, Class B	(6,975)	(116,880)
AP Moller – Maersk A/S, Class B	(35)	(50,503)
Chr Hansen Holding A/S	(16,535)	(1,313,543)
Demant A/S (b)	(13,292)	(418,857)
Dfds A/S	(4,407)	(216,069)
Novozymes A/S Shares – B	(24,995)	(1,223,756)
Orsted A/S (e)	(439)	(45,483)
		(3,525,297)
Finland — (0.1)%
Citycon Oyj	(64,379)	(676,184)
Huhtamaki Oyj	(486)	(22,572)
Outokumpu Oyj	(23,921)	(75,225)
TietoEVRY Oyj	(14,363)	(447,077)
		(1,221,058)
France — (0.0)%
Altran Technologies SA	(11,826)	(187,983)
Elior Group SA (e)	(6,825)	(100,400)
Faurecia SE	(590)	(31,990)
Iliad SA	(522)	(67,733)
JCDecaux SA	(1,018)	(31,417)
Remy Cointreau SA	(197)	(24,229)
Valeo SA	(2,037)	(72,125)
Worldline SA (b) (e)	(845)	(59,972)
		(575,849)
Germany — (0.1)%
Aurubis AG	(508)	(31,182)
Delivery Hero SE (b) (e)	(7,470)	(591,240)
Deutsche Bank AG	(95,727)	(742,637)
K+S AG	(2,281)	(28,452)
	Number of Shares	Value
thyssenkrupp AG	(57,753)	$(779,841)
United Internet AG (g)	(11,547)	(379,474)
Zalando SE (b) (e)	(2,735)	(138,583)
		(2,691,409)
Ireland — (0.0)%
James Hardie Industries plc	(36,013)	(706,046)
Perrigo Co. plc	(1,011)	(52,228)
		(758,274)
Italy — (0.1)%
FinecoBank Banca Fineco SpA	(44,827)	(538,068)
Freni Brembo SpA	(24,165)	(300,091)
Pirelli & C SpA (e)	(31,907)	(183,915)
Saipem SpA (b)	(58,384)	(285,473)
		(1,307,547)
Japan — (0.1)%
Coca-Cola Bottlers Japan Holdings, Inc.	(3,800)	(97,576)
CyberAgent, Inc.	(4,400)	(153,185)
Daiichi Sankyo Co., Ltd.	(2,000)	(132,066)
FamilyMart Co., Ltd.	(1,600)	(38,322)
Japan Airport Terminal Co., Ltd.	(3,300)	(182,631)
Kansai Electric Power Co., Inc. (The)	(7,000)	(80,944)
Kobe Bussan Co., Ltd.	(1,800)	(61,840)
Kobe Steel, Ltd.	(8,700)	(46,621)
M3, Inc.	(1,700)	(51,336)
MonotaRO Co., Ltd.	(4,700)	(125,983)
Nippon Paint Holdings Co., Ltd.	(5,600)	(289,724)
Suzuki Motor Corp.	(10,000)	(418,866)
Taiyo Nippon Sanso Corp.	(6,700)	(148,428)
Yaskawa Electric Corp.	(1,900)	(71,696)
		(1,899,218)
Luxembourg — (0.0)%
ArcelorMittal SA	(23,959)	(423,220)
Eurofins Scientific SE	(234)	(129,949)
Millicom International Cellular SA – SDR	(1,220)	(58,474)
		(611,643)
Malta — (0.0)%
Catena Media plc (b)	(91,733)	(387,615)
Raketech Group Holding plc (b)	(35,970)	(36,395)
		(424,010)
Netherlands — (0.2)%
Altice Europe NV, Class A (b)	(74,060)	(478,597)
Boskalis Westminster NV – CVA	(9,255)	(237,556)
Core Laboratories NV	(21,395)	(805,950)
Koninklijke Vopak NV	(445)	(24,159)
OCI NV (b)	(7,194)	(152,129)
Royal Dutch Shell plc, Class A – SPADR	(29,960)	(1,767,041)
SBM Offshore NV	(11,188)	(209,004)
Takeaway.com NV (b) (e)	(3,058)	(282,470)
		(3,956,906)

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2019
	Number of Shares	Value
Norway — (0.1)%
Mowi ASA	(45,442)	$(1,181,887)
Norsk Hydro ASA	(23,704)	(88,493)
Protector Forsikring ASA (b)	(74,848)	(447,083)
		(1,717,463)
Spain — (0.0)%
Cellnex Telecom SA (e)	(19,706)	(849,316)
Sweden — (1.3)%
Assa Abloy AB, Class B	(22,870)	(534,423)
Attendo AB (e)	(56,069)	(322,800)
Avanza Bank Holding AB	(22,711)	(237,331)
Axfood AB	(14,445)	(321,436)
Betsson AB (b)	(32,861)	(153,346)
Bilia AB, Class A	(28,599)	(324,752)
Byggmax Group AB (b)	(57,150)	(161,241)
Cellavision AB	(19,450)	(664,083)
Clas Ohlson AB, Class B	(39,695)	(478,413)
Cloetta AB, Class B	(171,525)	(580,720)
Elekta AB, Class B	(48,847)	(643,536)
Embracer Group AB (b)	(112,773)	(852,931)
Epiroc AB, Class A	(71,988)	(879,772)
Evolution Gaming Group AB (e)	(14,094)	(424,132)
Fastighets AB Balder, Class B (b)	(19,628)	(908,228)
Hexagon AB, Class B	(11,046)	(618,892)
Hexpol AB	(96,402)	(944,385)
Indutrade AB	(44,790)	(1,605,058)
Investment AB Latour Shares – B	(181,439)	(2,959,288)
Lifco AB, Class B	(18,685)	(1,142,290)
Loomis AB, Class B	(37,960)	(1,572,530)
Recipharm AB, Class B	(17,205)	(273,949)
SkiStar AB	(91,362)	(1,159,541)
Swedbank AB, Class A	(68,580)	(1,022,772)
Thule Group AB (e)	(50,430)	(1,163,739)
Trelleborg AB, Class B	(40,214)	(723,296)
Vitrolife AB	(40,162)	(847,390)
		(21,520,274)
Switzerland — (0.0)%
Idorsia, Ltd. (b)	(2,462)	(76,212)
	Number of Shares	Value
Lonza Group AG (b)	(444)	$(161,933)
Sika AG	(632)	(119,018)
Temenos AG (b)	(1,951)	(308,457)
Vifor Pharma AG	(1,477)	(269,803)
		(935,423)
United Arab Emirates — (0.0)%
NMC Health plc	(3,426)	(80,427)
United Kingdom — (0.1)%
Amcor plc (b)	(28,892)	(313,189)
ASOS plc (b)	(3,041)	(136,421)
Capri Holdings, Ltd. (b)	(4,421)	(168,661)
DS Smith plc	(3,027)	(15,446)
easyJet plc	(960)	(18,261)
GVC Holdings plc	(8,746)	(102,569)
Hargreaves Lansdown plc	(3,922)	(100,986)
John Wood Group plc	(26,079)	(138,098)
Melrose Industries plc	(19,750)	(63,128)
Ocado Group plc (b)	(6,066)	(102,996)
Severn Trent plc	(3,320)	(110,800)
Spirax-Sarco Engineering plc	(131)	(15,512)
St James’s Place plc	(6,540)	(101,197)
Subsea 7 SA	(12,554)	(150,517)
Tesco plc	(5,705)	(19,326)
United Utilities Group plc	(3,135)	(39,377)
Valaris plc (b)	(81,159)	(532,402)
Virgin Money UK plc	(11,044)	(27,913)
Weir Group plc (The)	(5,544)	(110,934)
		(2,267,733)
Total Foreign Common Stocks (Proceeds $56,016,817)		(63,152,385)
Total Common Stocks (Proceeds $142,857,965)		(162,991,991)
Preferred Stocks — (0.0)%
Sartorius AG, 0.29% (Germany) (Proceeds $79,540)	(424)	(90,773)
Total Securities Sold Short – (8.5)% (Proceeds $142,937,505)		(163,082,764)

Financial Futures Contracts
Number of Contracts	Expiration Date	Type	Initial Notional Value/(Proceeds)	Notional Value at December 31, 2019	Unrealized Appreciation/ (Depreciation)
		Long Financial Futures Contracts
		Interest Rate-Related
328	03/20/2020	10-Year US Treasury Note	$42,324,008	$42,122,375	$(201,633)
		Equity-Related
1,217	03/20/2020	S&P 500 e-Mini Index	194,632,345	196,612,435	1,980,090
					1,778,457
		Short Financial Futures Contracts
		Equity-Related
(581)	03/20/2020	MSCI EAFE	(59,024,110)	(59,160,325)	(136,215)
(701)	03/20/2020	MSCI Emerging Markets	(39,015,475)	(39,263,010)	(247,535)
					(383,750)
					$1,394,707

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2019
Forward Currency Contracts
Contract Settlement Date	Counterparty	Contract Amount		Unrealized Appreciation/ (Depreciation)
		Receive	Deliver
01/02/2020	Morgan Stanley Capital Services, Inc.	USD 829,542	DKK 5,600,000	$(11,804)
01/02/2020	Morgan Stanley Capital Services, Inc.	USD 2,982,278	EUR 2,700,000	(48,876)
01/22/2020	Goldman Sachs International	USD 8,309,146	CNH 56,540,000	191,677
01/31/2020	Morgan Stanley Capital Services, Inc.	USD 15,000,000	CAD 19,596,000	(117,669)
01/31/2020	Barclays Bank plc	USD 4,000,000	CNH 27,075,200	113,630
02/11/2020	Barclays Bank plc	USD 4,000,000	CNH 26,882,400	142,372
03/04/2020	Barclays Bank plc	USD 6,000,000	CNH 40,205,700	233,728
03/23/2020	Goldman Sachs International	USD 7,000,000	CNH 47,001,500	262,101
04/29/2020	Barclays Bank plc	USD 6,286,582	CNH 42,516,000	196,898
06/17/2020	Barclays Bank plc	USD 7,471,250	CNH 52,248,000	(4,015)
07/03/2020	Goldman Sachs International	USD 3,000,000	CNH 20,731,500	34,968
07/29/2020	Goldman Sachs International	USD 16,975,389	CNH 117,257,500	216,959
10/09/2020	Barclays Bank plc	USD 7,000,000	CNH 50,243,809	(166,903)
10/09/2020	Goldman Sachs International	USD 5,814,084	CNH 41,777,100	(145,106)
10/22/2020	Goldman Sachs International	USD 3,945,328	CNH 28,144,000	(67,879)
				$830,081
Over-the-counter Swap contracts
Expiration Date	Counterparty	Floating Rate	Reference Entity	Currency	Payment Frequency Paid/Received	Notional Amount	Unrealized Appreciation	Unrealized (Depreciation)
Long Total Return Equity Swap Contracts
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL plus 1.25% (l)	Energy Transfer LP	USD	Monthly	$2,241,920	$—	$(4,397)
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL plus 1.25% (l)	Enterprise Products Partners LP	USD	Monthly	4,262,970	58,834	—
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL plus 1.25% (l)	EQM Midstream Partners LP	USD	Monthly	1,223,461	213,000	—
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL plus 0.40% (l)	Goodrich Petroleum Corp.	USD	Monthly	321,153	6,951	—
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL plus 0.40% (l)	Jagged Peak Energy, Inc.	USD	Monthly	298,941	26,636	—
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL plus 1.25% (l)	Plains All American Pipeline LP	USD	Monthly	3,660,873	138,757	—
							$444,178	$(4,397)
Short Total Return Equity Swap Contracts
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL less 4.20% (l)	Antero Midstream Corp.	USD	Monthly	$(347,731)	$—	$(95,318)
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL less 0.80% (m)	DCP Midstream LP	USD	Monthly	(1,597,756)	—	(26,818)
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL less 2.15% (l)	Enable Midstream Partners LP	USD	Monthly	(354,970)	9,298	—
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL less 0.35% (m)	Magellan Midstream	USD	Monthly	(2,848,316)	17,197	—
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL less 0.35% (m)	MPLX LP	USD	Monthly	(631,101)	5,945	—
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL less 3.10% (l)	Noble Midstream Partners LP	USD	Monthly	(1,866,883)	—	(85,315)
02/22/2022	Morgan Stanley Capital Services LLC	1 Month FEDL less 0.35% (m)	Viper Energy Partners LP	USD	Monthly	(297,357)	1,100	—
							33,540	(207,451)
							$477,718	$(211,848)

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2019
	Number of Contracts	Value
Written Option Contracts — (0.0)%
Calls — (0.0)%
Eog Resources, Inc., Notional Amount ($999,000), Strike Price $90 Expiring 01/17/2020 (United States)	(111)	$(3,552)
Eqt Corp., Notional Amount ($889,200), Strike Price $12 Expiring 01/17/2020 (United States)	(741)	(13,338)
Range Resources Corp., Notional Amount ($1,112,400), Strike Price $6 Expiring 01/24/2020 (United States)	(1,854)	(18,540)
Southwestern Energy Co., Notional Amount ($486,900), Strike Price $3 Expiring 03/20/2020 (United States)	(1,623)	(22,722)
Talos Energy, Inc., Notional Amount ($486,000), Strike Price $30 Expiring 04/17/2020 (United States)	(162)	(48,600)
Total Calls (Premiums received $99,015)		(106,752)
Puts — (0.0)%
Murphy Oil Corp., Notional Amount ($370,000), Strike Price $20 Expiring 01/17/2020 (United States)	(185)	(925)
Total Puts (Premiums received $6,845)		(925)
Total Written Options (Premiums received $105,860)		$(107,677)

ADR	American Depositary Receipt
ASX	Australian Securities Exchange
BATS	Better Alternative Trading System
CAD	Canadian Dollar
CNH	Yuan Renminbi Offshore
CVA	Certification Van Aandelen
DDK	Danish Krone
EAFE	Europe, Australasia, and Far East
ETF	Exchange-Traded Fund
EUR	Euro
FEDL	US Federal Funds Effective Rate
GDR	Global Depositary Receipt
LSE	London Stock Exchange
MSCI	Morgan Stanley Capital International
NYSE	New York Stock Exchange
OTC	Over-the-Counter
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipts
SPADR	Sponsored ADR
UNIT	A security with an attachment to buy shares, bonds, or other types of securities at a specific price before a predetermined date.
USD	US Dollar

*
Approximately 30% of the fund’s total investments are maintained to cover “senior securities transactions” which may include, but are not limited to forwards, TBAs, options, futures, swaps, and securities sold short. These securities are marked-to-market daily and reviewed against the value of the fund’s “senior securities” holdings to maintain proper coverage for the transactions.

(a)
Security or a portion thereof is pledged as collateral for securities sold short.

(b)
Non income-producing security.

(c)
Security is valued in good faith under procedures established by the board of trustees. The aggregate amount of securities fair valued amounts to $262,013,823, which represents 13.7% of the fund’s net assets.

(d)
Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are generally determined to be liquid in accordance with procedures approved by the board of trustees. At December 31, 2019, the aggregate value of these securities was $11,280,053, which represents 0.6% of net assets.

Multi-Asset
TIFF Multi-Asset Fund / Schedule of Investments*	December 31, 2019
(f)
Restricted Securities. The following restricted securities were held by the fund as of December 31, 2019, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. The fund monitors the acquisition of restricted securities and, to the extent that a restricted security is illiquid, will limit the purchase of such a restricted security, together with other illiquid securities held by the fund, to no more than 15% of the fund’s net assets. All of the below securities are illiquid, with the exception of GSA Trend Fund, Ltd. and Canyon Value Realization Fund, LP. TIP’s valuation committee has deemed 10% of Canyon Value Realization Fund, LP to be illiquid in accordance with procedures approved by the TIP board of trustees. The below list does not include securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933 that may also be deemed restricted.

Investments	Investment Strategy	Date of Acquisition	Cost	Value
Foreign Common Stocks
Argonaut Gold, Inc.		08/19/19	$111,361	$99,111
SilverCrest Metals, Inc.		12/30/19	373,974	390,363
				489,474
Preferred Stocks
Synaptive Medical, Inc.		12/17/19	129,999	185,713
Warrants
Synaptive Medical, Inc.		12/16/19	—	10,771
Private Investment Funds
Canyon Value Realization Fund, LP	Multi-Strategy	12/31/97 – 04/03/06	19,257,955	63,732,675
Eversept Global Healthcare Fund, LP	Long-Short Global Healthcare	02/01/19	35,000,000	42,098,344
Farallon Capital Institutional Partners, LP	Multi-Strategy	01/01/13	1,465,128	1,912,778
GSA Trend Fund, Ltd.	Trend Following	09/01/16 – 12/01/16	31,989,987	28,169,056
Honeycomb Partners, LP	Long-Short Global	07/01/16 – 07/01/17	51,000,000	73,198,987
Lansdowne Developed Markets Fund, Ltd.	Long-Short Global	04/01/13	15,778,541	22,308,437
Neo Ivy Capital Fund, LP	Relative Value	05/01/19	10,500,000	9,564,119
QVT Roiv Hldgs Onshore, Ltd.	Multi-Strategy	01/05/16	3,114,245	5,390,177
				246,374,573
Disputed Claims Receipt
AMR Corp.		12/09/13	—	—
Total (12.9% of Net Assets)				$247,060,531
(g)
Security exempt from registration under Regulation S of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to investors outside the United States.

(h)
Security in default.

(i)
Portfolio holdings information of the Private Investment Funds is not available as of December 31, 2019. These positions are therefore grouped into their own industry classification. For any private investment funds structured as a limited partnership, no share value is included as these investments are not unitized.

(j)
Treasury bills and discount notes do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.

(k)
Security or a portion thereof is held as initial margin for financial futures contracts.

(l)
The fund pays the floating rate.

(m)
The fund receives the floating rate.

Multi-Asset
TIFF Multi-Asset Fund
Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value (cost: $1,489,622,947)	$1,721,918,596
Repurchase agreements (cost: $182,810,826)	182,810,826
Total investments (cost: $1,672,433,773)	1,904,729,422
Deposits with broker for securities sold short	57,976,697
Deposits with brokers	15,120,344
Deposits with broker for swap contracts	7,640,553
Unrealized appreciation on forward currency contracts	1,392,333
Cash denominated in foreign currencies (cost: $20,290,465)	20,483,029
Unrealized appreciation on swap contracts	477,718
Due from broker for futures variation margin	361,538
Receivables:
Investment securities sold	89,438,309
Dividends and tax reclaims	1,761,240
Interest	287,302
Prepaid expenses	69,592
Total Assets	2,099,738,077
Liabilities
Cash Overdraft	295,350
Securities sold short, at value (proceeds: $142,937,505)	163,082,764
Unrealized depreciation on forward currency contracts	562,252
Due to broker for futures variation margin	392,094
Unrealized depreciation on swap contracts	211,848
Foreign currencies sold short, at value (proceeds $1,590)	1,631
Written options, at value (premium received $105,860)	107,677
Payables:
Investment securities purchased	17,594,747
Fund administration and custody fees	1,928,204
Money manager fees	1,516,042
Investment advisory and administrative fees	461,406
Dividends and interest on securities sold short	317,804
Trustee’s fees	12,146
Accrued expenses and other liabilities	300,537
Total Liabilities	186,784,502
Net Assets	$1,912,953,575
Shares Outstanding (unlimited authorized shares, par value $0.001)	134,487,132
Net Asset Value Per Share	$14.22
Net Assets Consist of:
Capital stock	$1,883,084,949
Total distributable earnings (loss)	29,868,626
Net Assets	$1,912,953,575
See accompanying Notes to Financial Statements.

Multi-Asset
TIFF Multi-Asset Fund
Statement of Operations
Year Ended December 31, 2019
Investment Income
Dividends (net of foreign withholding taxes of $2,026,437)	$34,152,456
Interest	9,917,839
Other Income	79,450
Total Investment Income	44,149,745
Expenses
Money manager fees	8,251,334
Investment advisory fees	5,396,035
Fund administration and custody fees	2,491,208
Professional fees	472,870
Administrative fees	459,651
Chief Compliance Officer’s costs and Trustee’s fees	243,698
Miscellaneous fees and other	583,949
Total Operating Expenses	17,898,745
Dividends and interest on securities sold short	4,361,266
Broker fees on securities sold short	816,878
Total Expenses	23,076,889
Net Investment Income	21,072,856
Net Realized Gain (Loss) on:
Investments (net of foreign withholding taxes on capital gains of $1,006)	112,824,598
Securities sold short	18,102,329
Swap contracts	18,236,421
Financial futures contracts	30,596,044
Forward currency contracts	1,523,579
Foreign currency-related transactions	90,104
Written options	(1,446,916)
Net Realized Gain from Investments, Derivatives, and Foreign Currencies	179,926,159
Net Change in Unrealized Appreciation (Depreciation) from:
Investments	214,891,778
Securities sold short	(30,665,936)
Swap contracts	786,306
Financial futures contracts	4,480,084
Forward currency contracts	(990,506)
Foreign currency-related transactions	202,114
Written options	(1,817)
Net Change in Unrealized Appreciation on Investments, Derivatives, and Foreign Currencies	188,702,023
Net Realized and Unrealized Gain on Investments, Derivatives, and Foreign Currencies	368,628,182
Net Increase in Net Assets Resulting from Operations	$389,701,038
See accompanying Notes to Financial Statements.

Multi-Asset
TIFF Multi-Asset Fund
Statements of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets From Operations
Net investment income	$21,072,856	$28,344,814
Net realized gain from investments, derivatives, and foreign currencies	179,926,159	77,263,957
Net change in unrealized appreciation (depreciation) on investments, derivatives, and foreign currencies	188,702,023	(434,753,592)
Net Increase (Decrease) in Net Assets Resulting from Operations	389,701,038	(329,144,821)
Distributions
Distributions to shareholders	—	(186,960,357)
Return of capital	—	(21,207,626)
Decrease in Net Assets Resulting from Distributions	—	(208,167,983)
Capital Share Transactions
Proceeds from shares sold	14,488,040	42,765,294
Proceeds from distributions reinvested	—	181,489,626
Entry/exit fees	4,760,041	4,544,895
Cost of shares redeemed	(994,939,533)	(946,569,392)
Net Decrease From Capital Share Transactions	(975,691,452)	(717,769,577)
Total Decrease in Net Assets	(585,990,414)	(1,255,082,381)
Net Assets
Beginning of year	2,498,943,989	3,754,026,370
End of year	$1,912,953,575	$2,498,943,989
Capital Share Transactions (in shares)
Shares sold	1,099,723	2,950,128
Shares reinvested	—	14,962,506
Shares redeemed	(74,527,253)	(68,351,309)
Net Decrease	(73,427,530)	(50,438,675)
See accompanying Notes to Financial Statements.

Multi-Asset
TIFF Multi-Asset Fund
Statement of Cash Flows
Year Ended December 31, 2019
Cash flows provided by (used in) operating activities
Net increase (decrease) in net assets from operations	$389,701,038
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(2,544,358,724)
Investments sold	3,313,003,956
Purchases to cover securities sold short	(539,804,591)
Securities sold short	629,413,547
(Purchase)/Sale of short term investments, net	108,074,366
Amortization (accretion) of discount and premium, net	(5,962,206)
Net change in unrealized (appreciation) depreciation on forward currency contracts	990,506
Net change in unrealized (appreciation) depreciation on swap contracts	(786,306)
(Increase)/decrease in deposits with broker for securities sold short	(57,976,697)
(Increase)/decrease in deposits with broker for swap contracts	(7,640,553)
(Increase)/decrease in due from with brokers	(12,507,978)
(Increase)/decrease in due from broker for futures variation margin	348,328
(Increase)/decrease in interest receivable	269,921
(Increase)/decrease in receivable for dividends and tax reclaims	498,533
(Increase)/decrease in prepaid expenses	(367)
Increase/(decrease) in due to broker for futures variation margin	392,094
Increase/(decrease) in payable for foreign currencies sold short	(41,275)
Increase/(decrease) in payable for money manager fees	(1,277,913)
Increase/(decrease) in payable for dividends and interest for securities sold short	225,790
Increase/(decrease) in payable for fund administration and custody fees	(162,920)
Increase/(decrease) in payable for Chief Compliance Officer’s costs and Trustee’s fees	(17,684)
Increase/(decrease) in other accrued expenses and other liabilities	(2,488,073)
Increase/(decrease) in payable for investment advisory and administrative fees	(112,156)
Increase/(decrease) in premiums received on written options, net	105,860
Net realized (gain) loss from investments	(112,824,598)
Net realized (gain) loss from securities sold short	(18,102,329)
Net realized (gain) loss from foreign currency-related transactions	(90,104)
Net change in unrealized (appreciation) depreciation on investments	(214,891,778)
Net change in unrealized (appreciation) depreciation on securities sold short	30,665,936
Net change in unrealized (appreciation) depreciation on foreign currency-related transactions	(202,114)
Net change in unrealized (appreciation) depreciation on written options	1,817
Net cash provided by (used in) operating activities	954,443,326
Cash flows provided by (used in) financing activities
Proceeds from shares sold	14,622,787
Payment for shares redeemed	(990,252,296)
Increase (decrease) in cash overdraft	295,350
Net cash provided by (used in) financing activities	(975,334,159)
Effect of exchange rate changes on cash	292,218
Net increase (decrease) in cash	(20,598,615)
Cash at beginning of year	41,081,644
Cash at end of year	$20,483,029
Interest Paid:	$62
See accompanying Notes to Financial Statements.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2019
1.   Organization
TIFF Investment Program (“TIP”) is a no-load, open-end management investment company that seeks to improve the net investment returns of its members through two investment vehicles, each with its own investment objective and policies. TIP was originally incorporated under Maryland law on December 23, 1993, and was reorganized, effective December 16, 2014, as a Delaware statutory trust. As of December 31, 2019, TIP consisted of two mutual funds, TIFF Multi-Asset Fund (“MAF” or the “fund”) and TIFF Short-Term Fund, each of which is diversified, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The financial statements and notes presented here relate only to MAF.
Investment Objective
The fund’s investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.
2.   Summary of Significant Accounting Policies
The fund operates as a diversified investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.
Valuation of Investments
Fair value is defined as the price that the fund could reasonably expect to receive upon selling an asset or pay to transfer a liability in a timely transaction to an independent buyer in the principal or most advantageous market for the asset or liability, respectively. A three-tier fair value hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier fair value hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of assets and liabilities)
The fund has established a pricing hierarchy to determine the order of pricing sources utilized in valuing its portfolio holdings. The pricing hierarchy has been approved by the TIP board of trustees (the “board”).
Generally, the following valuation policies are applied to securities for which market quotations are readily available. Securities listed on a securities exchange or traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) for which market quotations are readily available are valued at their last quoted sales price on the principal exchange on which they are traded or at the NASDAQ official closing price, respectively, on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price, or asked price in the case of securities sold short. The fund employs an international fair value pricing model using other observable market-based inputs to adjust prices to reflect events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and OTC markets) and the time at which the net asset value of the fund is determined. If the TIP Valuation Committee believes that a particular event would materially affect net asset value, further adjustment is considered. Securities which use the international pricing model are typically categorized as Level 2 for the fair value hierarchy and securities that do not use the international pricing model are typically categorized as Level 1.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2019
Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which consider such factors as security prices, yields, maturities, and ratings, and are deemed representative of market values at the close of the market. Debt securities valuations are typically categorized as Level 2 for the fair value hierarchy.
Over-the-counter (“OTC”) stocks not quoted on NASDAQ and foreign stocks that are traded OTC are normally valued at prices supplied by independent pricing services if those prices are deemed representative of market values at the close of the first session of the New York Stock Exchange and are typically categorized as Level 2 in the valuation hierarchy.
Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Short-term debt securities, which include repurchase agreements and US Treasury Bills, are typically categorized as Level 2 in the fair value hierarchy.
Exchange-traded option contracts are valued at the last quoted sales price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open written option contracts). Future contracts are valued at the last posted settlement price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open short futures contracts). OTC open options contracts are normally valued at prices supplied by independent pricing services if those prices are deemed representative of market values at the close of the actively quoted markets. Exchange-traded contracts are typically categorized as Level 1 in the fair value hierarchy and OTC contracts are typically categorized as Level 2 in the fair value hierarchy.
Forward foreign currency contracts are valued at their respective fair market values and are typically categorized as Level 2 in the fair value hierarchy.
Investments in other open-end funds or trusts are valued at their closing net asset value per share on valuation date, which represents their redeemable value and are typically categorized as Level 1 in the fair value hierarchy.
MAF invests in both total return equity and total return basket swaps with Morgan Stanley Capital Services LLC as the counterparty. The total return equity swaps are valued at the last traded price of the reference entity net of interest and are typically categorized as Level 2 in the fair value hierarchy. The total return basket swap is valued at the net value of the reference entity provided by the administrator and are typically categorized as Level 3 in the fair value hierarchy.
MAF invests in private investment funds that pursue certain alternative investment strategies. Private investment fund interests held by MAF are generally securities for which market quotations are not readily available. Rather, such interests generally can be sold back to the private investment fund only at specified intervals or on specified dates. The board has approved valuation procedures pursuant to which MAF values its interests in private investment funds at “fair value.” MAF determines the fair value of that private investment fund based on the most recent estimated value provided by the management of the private investment fund, as well as any other relevant information reasonably available at the time MAF values its portfolio including, for example, total returns of indices or exchange-traded funds that track markets to which the private investment fund may be exposed. The fair values of the private investment funds are based on available information and do not necessarily represent the amounts that might ultimately be realized, which depend on future circumstances and cannot be reasonably determined until the investment is actually liquidated. Fair value is intended to represent a good faith approximation of the amount that MAF could reasonably expect to receive from the private investment fund if MAF’s interest in the private investment fund was sold at the time of valuation, based on information reasonably available at the time valuation is made and that MAF believes is reliable. Private investment fund valuations are categorized as Level 3 in the valuation hierarchy.
Investment Transactions and Investment Income
Securities transactions are recorded on the trade date (the date on which the buy or sell order is executed) for financial reporting purposes. Interest income and expenses are recorded on an accrual basis. The fund accretes discounts or amortizes premiums using the yield-to-maturity method on a daily basis, except for mortgage-backed securities that record paydowns. The fund recognizes paydown gains and losses for such securities and reflects them in investment income. Inflation (deflation) adjustments on inflation-protected securities are included in interest income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the fund, using reasonable diligence, becomes aware of such dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. The fund uses the specific identification method for determining realized gain or loss on sales of securities and foreign currency transactions.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2019
Income Taxes
There is no provision for federal income or excise tax since the fund has elected to be taxed as a regulated investment company (“RIC”) and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs and to distribute substantially all of its taxable income. The fund may be subject to foreign taxes on income, gains on investments, or currency repatriation. The fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned and gains are recognized.
The fund evaluates tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the fund’s tax positions taken or to be taken on federal income tax returns for all open tax years (tax years ended December 31, 2016 − December 31, 2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.
Expenses
Expenses directly attributable to MAF are charged to the fund’s operations; expenses that are applicable to all TIP funds are allocated based on the relative average daily net assets of each TIP fund.
Dividends to Members
It is the fund’s policy to declare dividends from net investment income quarterly and distributions from capital gains at least annually.
Dividends from net short-term capital gains and net long-term capital gains of the fund, if any, are normally declared and paid in December, but the fund may make distributions on a more frequent basis in accordance with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.
Foreign Currency Translation
The books and records of the fund are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:
(i)
the foreign currency value of investments and other assets and liabilities denominated in foreign currency are translated into US dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date;

(ii)
purchases and sales of investments, income, and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net realized and unrealized foreign currency gain or loss is included in the Statement of Operations.
The fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign-currency denominated debt obligations pursuant to US federal income tax regulations; such an amount is categorized as foreign currency gain or loss for income tax reporting purposes.
Net realized gains and losses from foreign currency-related transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the US dollar amount actually received.
Net Asset Value
The net asset value per share is calculated on a daily basis by dividing the assets of the fund, less its liabilities, by the number of outstanding shares of the fund.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2019
3.   Investment Valuation and Fair Value Measurements
The following is a summary of the inputs used as of December 31, 2019 in valuing the fund’s assets and liabilities carried at fair value:
TIFF Multi-Asset Fund
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*+	$662,968,820	$563,603,599	$—	$1,226,572,419
Rights	—	—	173,197	173,197
Warrants	189,680	—	10,771	200,451
Corporate Bonds		603,037		603,037
Convertible Bonds	—	1,905	—	1,905
US Treasury Bonds/Notes	—	121,029,285	—	121,029,285
Exchange-Traded Funds	73,926,665	—	—	73,926,665
Private Investment Funds	—	—	246,374,573	246,374,573
Preferred Stocks*	—	2,315,810	185,713	2,501,523
Disputed Claims Receipt+	—	—	—	—
Short-Term Investments	—	232,769,481	—	232,769,481
Purchased Options	550,604	26,282	—	576,886
Total Investments in Securities	737,635,769	920,349,399	246,744,254	1,904,729,422
Financial Futures Contracts – Equity Risk	1,980,090	—	—	1,980,090
Forward Currency Contracts – Foreign Currency Risk	—	1,392,333	—	1,392,333
Total Return Equity Swap Contracts – Equity Risk	—	477,718	—	477,718
Total Other Financial Instruments	1,980,090	1,870,051	—	3,850,141
Total Assets	$739,615,859	$922,219,450	$246,744,254	$1,908,579,563

Liabilities
Common Stocks Sold Short*	(119,897,056)	(43,094,935)	—	(162,991,991)
Preferred Stock Sold Short*	—	(90,773)	—	(90,773)
Total Securities Sold Short	(119,897,056)	(43,185,708)	—	(163,082,764)
Financial Futures Contracts – Equity Risk	(383,750)	—	—	(383,750)
Financial Futures Contracts – Interest Rate Risk	(201,633)	—	—	(201,633)
Forward Currency Contracts – Foreign Currency Risk	—	(562,252)	—	(562,252)
Total Return Equity Swap Contracts – Equity Risk	—	(211,848)	—	(211,848)
Written Options – Equity Risk	(107,677)	—	—	(107,677)
Total Other Financial Instruments	(693,060)	(774,100)	—	(1,467,160)
Total Liabilities	$(120,590,116)	$(43,959,808)	$—	$(164,549,924)
*
Securities categorized as Level 2 primarily include listed foreign equities whose value has been adjusted with factors to reflect changes to foreign markets after market close.

+
There are securities in this category that have a market value of zero and are categorized as Level 3.

During the year ended December 31, 2019, there were no significant transfers to or from Level 3 investments.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2019
The following is a reconciliation of investments in securities for which significant unobservable inputs (Level 3) were used in determining value:
Investments in Securities	Balance as of December 31, 2018	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2019	Net Change in Unrealized Appreciation (Depreciation) from Investments still held as of 12/31/19 for the period ended 12/31/19
Common Stocks*	$143,541	$(42,303)	$(714,921)	$—	$(2,725)	$616,408	$—	$—	$(714,921)
Preferred Stocks	—	—	55,714	129,999	—	—	—	185,713	55,714
Rights	—	—	95,413	77,784	—	—	—	173,197	95,413
Warrants	—	—	10,771	—	—	—	—	10,771	10,771
Private Investment Funds	362,048,738	9,897,393	7,115,727	45,500,000	(178,187,285)	—	—	246,374,573	9,656,330
Disputed Claims Receipt*	351,435	—	(351,435)	—	—	—	—	—	(351,435)
Total Return Basket Swaps	(520,436)	18,843,195	520,436	3,558,779,881	(3,577,623,076)	—	—	—	—
Total	$362,023,278	$28,698,285	$6,731,705	$3,604,487,664	$(3,755,813,086)	$616,408	$—	$246,744,254	$8,751,872
*There are securities categorized as Level 3 that have a market value of zero.
Securities designated as Level 3 in the fair value hierarchy are valued using methodologies and procedures established by the board, and the TIP Valuation Committee, which was established to serve as an agent of the board. Management is responsible for the execution of these valuation procedures. Transfers to/from, or additions to, Level 3 require a determination of the valuation methodology, including the use of unobservable inputs, by the TIP Valuation Committee.
The TIP Valuation Committee meets no less than quarterly to review the methodologies and significant unobservable inputs currently in use, and to adjust the pricing models as necessary. Any adjustments to the pricing models are documented in the minutes of the TIP Valuation Committee meetings, which are provided to the board on a quarterly basis.
The following is a summary of the procedures and significant unobservable inputs used in Level 3 investments:
Common Stocks, Preferred Stocks, Rights, Warrants and Disputed Claims Receipt.   Securities for which market quotations are not readily available or for which available prices are deemed unreliable are valued at their fair value as determined in good faith under procedures established by the board. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. On a quarterly basis, the TIP Valuation Committee reviews the valuations in light of current information available about the issuer, security, or market trends to adjust the pricing models, if deemed necessary.
Private Investment Funds.   Private investment funds are valued at fair value using net asset values received on monthly statements, adjusted for the most recent estimated value or performance provided by the management of the private investment fund. In most cases, values are adjusted further by the total returns of indices or exchange-traded funds that track markets to which the private investment fund is fully or partially exposed, as determined by the TIP Valuation Committee upon review of information provided by the private investment fund. On a quarterly basis, the TIP Valuation Committee compares the valuations as determined by the pricing models at each month-end during the quarter to statements provided by management of the private investment funds in order to recalibrate the market exposures, the indices, or exchange-traded funds used in the pricing models as necessary.
Total Return Basket Swaps.   The fund held swap contracts during the year that exposed MAF to the returns, either positive or negative, of special purpose vehicles (“SPVs”) that held actively managed portfolios of marketable investments. The SPVs were created by Morgan Stanley Capital Services LLC, the swap counterparty, and had been valued daily by the administrators of the SPVs based on the value of the assets held by the SPVs. Although independently received on a daily basis, the fund did not have the transparency to view the underlying inputs which support the value. Significant changes in the value could have had direct and proportional change in the fair value of the security. There is a third-party pricing exception to the quantitative disclosure requirement when prices are not determined by the reporting entity. The fund is exercising this exception and has made a reasonable attempt to obtain quantitative information from the third-party pricing vendors regarding the unobservable inputs used. These investments were no longer held in the fund at December 31, 2019.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2019
The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets were as follows:
As of December 31, 2019	Fair Value	Valuation Methodology	Significant Unobservable Inputs	Range	Weighted Average*
Common Stock	$—	Last market price	Discount(%)	100%	100%
Preferred Stocks	185,713	Recent transaction price	Recent transaction price	$2.50	$2.50
Rights	173,197	Last market price of parent company	Exchange Ratio	4.97%	4.97%
			Probability of contingent event	40.22%	40.22%
Warrants	10,771	Black-Scholes pricing model	Volatility	35.00%	35.00%
Private Investment Funds	246,374,573	Adjusted net asset value	Manager estimated returns	(1.33)% – 5.00%	1.99%
			Market returns**	(1.02)% – 0.54%	0.06%
Disputed Claims Receipt	—	Corporate Action Model	Future Claim Awards	0.00%	0.00%
*
Weighted by market value of investments as a percentage of the total market value of level three investments within each valuation methodology.

**
Weighted by estimated exposure to chosen indices, exchange-traded funds, other marketable securities or other proxy.

The following are descriptions of the measurement uncertainty of the Level 3 recurring fair value measurements to changes in the significant unobservable inputs presented in the table above:
Common Stocks, Preferred Stocks, Rights, Warrants, and Disputed Claims Receipt.   The chart above reflects the methodology and significant unobservable inputs of securities held as of December 31, 2019. The discounts or estimates for lack of marketability and estimate of future claims used to determine fair value may include other factors such as liquidity, volitility, or credit risk. An increase (decrease) in the discount or estimate of future claims would result in a lower (higher) fair value measurement.
Private Investment Funds.   The range of manager estimates and market returns reflected in the above chart identify the range of estimates and returns used in valuing the private investment funds as of December 31, 2019. A significant increase (decrease) in the estimates received from the manager of the private investment funds would result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in the market return weighted by estimated exposures to chosen indices would result in a significantly higher (lower) fair value measurement.
The table below details the fund’s ability to redeem from private investment funds that are classified as Level 3 assets. The private investment funds in this category generally impose a “lockup” or “gating” provision, which may restrict the timing, amount, or frequency of redemptions. All or a portion of the interests in these privately offered funds generally are deemed to be illiquid.
	Fair Value	Redemption Frequency	Redemption Notice Period
Multi-Strategy (a)	$71,035,630	daily (90)%	2 days
Long-Short Global Healthcare (b)	42,098,344	quarterly	45 days
Trend Following (c)	28,169,056	daily	2 days
Long-Short Global (d)	95,507,424	monthly (23)%, quarterly (77)%	60 – 90 days
Relative Value (e)	9,564,119	quarterly	30 days
Total	$246,374,573
(a)
This strategy primarily comprises capital allocated to various strategies based on risk and return profiles. This strategy includes $7,302,955 of redemption residuals.

(b)
This strategy primarily comprises long and short positions in global healthcare securities.

(c)
This strategy primarily comprises long and short investments in commodity, equity index, currency, and fixed income futures, based on trailing price movements.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2019
(d)
This strategy primarily comprises long and short positions in global common stocks.

(e)
This strategy primarily comprises long and short positions in US large-cap common stocks selected using artificial intelligence.

4.   Derivative and Other Financial Instruments
During the year ended December 31, 2019, the fund invested in derivatives, such as but not limited to futures, currency forwards, purchased and written options, and total return equity and basket swaps for hedging, liquidity, index exposure, and active management strategies. Derivatives are used for “hedging” when TIFF Advisory Services, Inc. (“TAS”) or a money manager seeks to protect the fund’s investments from a decline in value. Derivative strategies are also used when TAS or a money manager seeks to increase liquidity, implement a cash management strategy, invest in a particular stock, bond or segment of the market in a more efficient or less expensive way, modify the effective duration of the fund’s portfolio investments and/or for purposes of total return. Depending on the purpose for which the derivative instruments are being used, the successful use of derivative instruments may depend on, among other factors, TAS’s or the money manager’s general understanding of how derivative instruments act in relation to referenced securities or markets but also on market conditions, which are out of control of TAS or the money manager.
Cover for Strategies Using Derivative Instruments
Transactions using derivative instruments, including futures contracts, written options and swaps, expose the fund to an obligation to another party and may give rise to a form of leverage. It is the fund’s policy to segregate assets to cover derivative transactions that might be deemed to create leverage under Section 18 of the 1940 Act. In that regard, the fund will not enter into any such transactions unless it has covered such transactions by owning and segregating either (1) an offsetting (“covered”) position in securities, currencies, or other derivative instruments or (2) cash and/or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. When the fund is required to segregate cash or liquid securities, it will instruct its custodian as to which cash holdings or liquid assets are to be marked on the books of the fund or its custodian as segregated for purposes of Section 18 of the 1940 Act. The fund will monitor the amount of these segregated assets on a daily basis and will not enter into additional transactions that would require the segregation of cash or liquid securities unless the fund holds a sufficient amount of cash or liquid securities that can be segregated.
Financial Futures Contracts
The fund may use futures contracts, generally in one of three ways: (1) to gain exposures, both long and short, to the total returns of broad equity indices, globally; (2) to gain exposures, both long and short, to the returns of non-dollar currencies relative to the US dollar; and (3) to manage the duration of the fund’s fixed income holdings to targeted levels.
Futures contracts involve varying degrees of risk. Such risks include the imperfect correlation between the price of a derivative and that of the underlying security and the possibility of an illiquid secondary market for these securities. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instrument at a set price for delivery at a future date. At the time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment (“initial margin”). An outstanding futures contract is valued daily, and the payment in cash of  “variation margin” will be required, a process known as “marking to the market.” Each day, the fund will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract’s value since the preceding day. The daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. When the contracts are closed, a realized gain or loss is recorded as net realized gain (loss) from financial futures contracts in the Statement of Operations, equal to the difference between the opening and closing values of the contracts.
US futures contracts have been designed by exchanges that have been designated as “contract markets” by the Commodity Futures Trading Commission and such contracts must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures contracts may trade on a number of exchange markets, and through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.
Swap Contracts
The fund may use swaps and generally uses them in the following ways: (1) to gain exposures, both long and short, to the total returns of broad equity indices; (2) to gain exposure, both long and short, to the total returns of individual equities and bonds; and (3) to gain long-term exposures to the total returns of selected investment strategies. While swaps falling into the first and

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2019
third categories are often held for multiple quarters, if not years, swaps in the second category can at times be held for shorter time periods or adjusted frequently based on the managers’ evolving views of the expected risk/reward of the trade.
At the end of the period, the fund maintained long and short total return equity swap contracts to indirectly gain exposure to both long and short total returns of individual equities. During the period, the fund terminated its remaining total return basket swap contracts. The total return basket contracts were held to indirectly gain exposure to investment strategies of selected investment advisors.
Generally, swap agreements are contracts between a fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through a Futures Commission Merchant and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-US currency, or a “basket” of securities representing a particular index or portfolio of securities and other instruments. Swaps can also be based on credit and other events.
A fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the fund and its counterparty with respect to a particular swap agreement are netted out, with the fund receiving or paying, as the case may be, only the net difference in the two payments. The fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the fund). If the swap agreement does not provide for that type of netting, the full amount of the fund’s obligations will be accrued on a daily basis.
Cleared swaps are subject to mandatory central clearing. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps.
Upon entering into a swap agreement, the fund may be required to pledge to the swap counterparty an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. In certain circumstances, the fund may be required to pledge an additional amount, known as an independent amount, which is typically equal to a specified percentage of the notional amount of the trade. In some instances, the independent amount can be a significant percentage of the notional amount. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the fund, net of the independent amount, if any. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the fund, the amount pledged by the counterparty and available to the fund may not be sufficient to cover all the amounts due to the fund and the fund may sustain a loss. Other risks may apply if an independent amount has been posted.
The fund records a net receivable or payable for the amount expected to be received or paid in the period. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation (depreciation) on investments. The swap is valued at fair market value as determined by valuation models developed and approved in accordance with the fund’s valuation procedures. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of foreign currencies change unfavorably to the US dollar.
Options
The fund generally uses options to hedge a portion (but not all) of the downside risk in its long or short equity positions and also opportunistically to generate total returns. The fund may also engage in writing options, for example, to express a long view on a security. When writing a put option, the risk to the fund is equal to the notional value of the position.
Generally, an option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security, currency or other instrument (an “underlying instrument”) from the writer of the option (in the case of a call option), or to sell a specified security, currency, or other instrument to the writer of the option (in the case of a put option) at a

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2019
designated price during the term of the option or at the expiration date of the option. Put and call options that the fund purchases may be traded on a national securities exchange or in the OTC market. All option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. There can be no assurance that a liquid secondary market will exist for any option purchased.
As the buyer of a call option, the fund has a right to buy the underlying instrument (e.g., a security) at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). The fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire unexercised. As the buyer of a put option, the fund has the right to sell the underlying instrument at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). Like a call option, the fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire unexercised. When buying options, the fund’s potential loss is limited to the cost (premium plus transaction costs) of the option.
As the writer of a put option, the fund retains the risk of loss should the underlying instrument decline in value. If the value of the underlying instrument declines below the exercise price of the put option and the put option is exercised, the fund, as the writer of the put option, will be required to buy the instrument at the exercise price. The fund will incur a loss to the extent that the current market value of the underlying instrument is less than the exercise price of the put option net of the premium received by the fund for the sale of the put option. If a put option written by the fund expires unexercised, the fund will realize a gain in the amount of the premium received. As the writer of a put option, the fund may be required to pledge cash and/or other liquid assets at least equal to the value of the fund’s obligation under the written put.
The fund may write “covered” call options, meaning that the fund owns the underlying instrument that is subject to the call, or has cash and/or liquid securities with a value at all times sufficient to cover its potential obligations under the option. When the fund writes a covered call option covered by the underlying instrument that is subject to the call, the underlying instruments that are held by the fund and are subject to the call option will be earmarked as segregated on the books of the fund or the fund’s custodian. A fund will be unable to sell the underlying instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying instruments from segregation, for example, by segregating sufficient cash and/or liquid assets necessary to enable the fund to purchase the underlying instrument in the event the call option is exercised by the buyer.
When the fund writes an option, an amount equal to the premium received by the fund is included in the fund’s Statement of Assets and Liabilities as a liability and subsequently marked to market to reflect the current value of the option written. These contracts may also involve market risk in excess of the amounts stated in the Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counter-parties are unable to meet the terms of the contract or if the value of foreign currencies change unfavorably to the US dollar. The current market value of a written option is the last sale price on the market on which it is principally traded. If the written option expires unexercised, the fund realizes a gain in the amount of the premium received. If the fund enters into a closing transaction, it recognizes a gain or loss, depending on whether the cost of the purchase is less than or greater than the premium received.
Forward Currency Contracts
At times, the fund enters into forward currency contracts to manage the foreign currency exchange risk to which it is subject in the normal course of pursuing international investment objectives. The primary objective of such transactions is to protect (hedge) against a decrease in the US dollar equivalent value of its foreign securities or the payments thereon that may result from an adverse change in foreign currency exchange rates in advance of pending transaction settlements.
A forward currency contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked-to-market daily, and the change in value is recorded by the fund as an unrealized gain or loss. The fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the US dollar cost of the original contract and the value of the foreign currency in US dollars upon closing a contract is included in net realized gain (loss) from forward currency contracts on the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the fund’s Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2019
Forward currency contracts held by the fund are fully collateralized by other securities, as disclosed in the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.
Short Selling
At times, the fund sells securities it does not own in anticipation of a decline in the market price of such securities or in order to hedge portfolio positions. The fund generally will borrow the security sold in order to make delivery to the buyer. Upon entering into a short position, the fund records the proceeds as a deposit with broker for securities sold short in its Statement of Assets and Liabilities and establishes an offsetting liability for the securities or foreign currencies sold under the short sale agreement. The fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited at the fund’s custodian for the benefit of the broker is recorded as Deposits with broker for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the Schedule of Investments. The liability is marked-to-market while it remains open to reflect the current settlement obligation. Until the security or currency is replaced, the fund is required to pay the lender any dividend or interest earned. Such payments are recorded as expenses to the fund. When a closing purchase is entered into by the fund, a gain or loss equal to the difference between the proceeds originally received and the purchase cost is recorded in the Statement of Operations.
In “short selling,” the fund sells borrowed securities or currencies which must at some date be repurchased and returned to the lender. If the market value of securities or currencies sold short increases, the fund may realize losses upon repurchase in amounts which may exceed the liability on the Statement of Assets and Liabilities. Further, in unusual circumstances, the fund may be unable to repurchase securities to close its short position except at prices significantly above those previously quoted in the market.
Derivative Disclosure
The fund is a party to agreements which include netting provisions or other similar arrangements. While the terms and conditions of these agreements may vary, all transactions under each such agreements constitute a single contractual relationship, and each party’s obligation to make any payments, deliveries, or other transfers in respect of any transaction under such agreement may be applied against the other party’s obligations under such agreement and netted. A default by a party in performance with respect to one transaction under such an agreement would give the other party the right to terminate all transactions under such agreement and calculate one net amount owed from the defaulting party to the other. The fund is required to disclose positions held at period-end that were entered into pursuant to agreements that allow the fund to net the counterparty’s obligations against those of the fund in the event of a default by the counterparty.
At December 31, 2019, the fund’s derivative assets and liabilities (by contract type) are as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Purchased Options	$576,886	$—
Written Options	—	(107,677)
Total Return Equity Swap Contracts	477,718	(211,848)
Forward Contracts	1,392,333	(562,252)
Futures Contracts*	1,980,090	(585,383)
Total derivative assets and liabilities	4,427,027	(1,467,160)
Derivatives not subject to a netting provision or similar arrangement	2,556,976	(693,060)
Total assets and liabilities subject to a netting provision or similar arrangement	$1,870,051	$(774,100)
*
Includes appreciation (depreciation) on the date the contracts are opened through December 31, 2019. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2019
The following table presents the fund’s derivative assets net of amounts available for offset under a netting provision or similar arrangement and net of the related collateral (excluding any independent amounts) received by the fund as of December 31, 2019:
Counterparty	Derivative Assets Subject to a Netting Provision or Similar Arrangement	Derivatives Available for Offset	Collateral Received*	Net Amount
Forward Currency Contracts
Barclays Bank plc	$686,628	$(170,918)	$—	$515,710
Goldman Sachs International	705,705	(212,985)	—	492,720
Swaps
Morgan Stanley Capital Services LLC	477,718	(211,848)	—	265,870
Total	$1,870,051	$(595,751)	$—	$1,274,300
*
At December 31, 2019, the counterparties had deposited in segregated accounts cash with a total value of  $1,430,000 in connection with open forward currency contracts.

The following table presents the fund’s derivative liabilities net of amounts available for offset under a netting provision or similar arrangement and net of the related collateral (excluding any independent amounts) pledged by the fund as of December 31, 2019:
Counterparty	Derivative Liabilities Subject to a Netting Provision or Similar Arrangement	Derivatives Available for Offset	Collateral Pledged	Net Amount
Forward Currency Contracts
Barclays Bank plc	$(170,918)	$170,918	$—	$—
Goldman Sachs International	(212,985)	212,985	—	—
Morgan Stanley Capital Services, Inc.	(178,349)	—	178,349	—
Swaps
Morgan Stanley Capital Services LLC	(211,848)	211,848	—	—
Total	$(774,100)	$595,751	$178,349	$—
The following tables provide quantitative disclosure about fair value amounts of and gains and losses on the fund’s derivative instruments grouped by contract type and primary risk exposure category as of December 31, 2019. These derivatives are not accounted for as hedging instruments.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2019
The following table lists the fair values of the fund’s derivative holdings as of December 31, 2019, grouped by contract type and risk exposure category:
Derivative Type	Statement of Assets and Liability and Location	Foreign Currency Risk	Quarterly Average %*	Equity Risk	Quarterly Average %*	Interest Rate Risk	Quarterly Average %*	Total
Purchased Options	Investments in securities, at value	$—	—%	$576,886	0.09%	$—	—%	$576,886
Total Return Equity Swap Contracts	Unrealized appreciation on swap contracts	—	—%	477,718	0.01%	—	—%	477,718
Forward Currency Contracts	Unrealized appreciation on forward currency contracts	1,392,333	0.08%	—	—%	—	—%	1,392,333
Financial Futures Contracts	Due from broker for futures variation margin**	—	—%	1,980,090	0.05%	—	—%	1,980,090
Total Value — Assets		$1,392,333		$3,034,694		$—		$4,427,027
Written Options	Written option, at value	$—	—%	$(107,677)	0.01%	$—	—%	$(107,677)
Total Return Equity Swap Contracts	Unrealized depreciation on swap contracts	—	—%	(211,848)	0.01%	—	—%	(211,848)
Total Return Basket Swap Contracts	Unrealized depreciation on swap contracts	—	—%	—	0.01%	—	—%	—
Forward Currency Contracts	Unrealized depreciation on forward currency contracts	(562,252)	0.02%	—	—%	—	—%	(562,252)
Financial Futures Contracts	Due to broker for futures variation margin**	—	—%	(383,750)	0.08%	(201,633)	0.00%	(585,383)
Total Value — Liabilities		$(562,252)		$(703,275)		$(201,633)		$(1,467,160)
*
The Quarterly Average % is a representation of the volume of derivative activity. Quarterly Average % was calculated as follows: At each quarter end from and including December 31, 2018 to and including December 31, 2019, the absolute value of the applicable fair value amount was divided by net assets to derive a percentage of net assets for each quarter end. The Quarterly Average % amount represents the average of these five percentages.

**
Includes appreciation (depreciation) on the date the contracts are opened through December 31, 2019. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table lists the amounts of gains or losses included in net increase in net assets resulting from operations for the year ended December 31, 2019, grouped by contract type and risk exposure category.
Derivative Type	Statement of Operations Location	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss)
Purchased Options	Net realized gain (loss) on Investments	$—	$977,764	$—	$977,764
Written Options	Net realized gain (loss) on Written options	—	(1,446,916)	—	(1,446,916)
Swap Contracts	Net realized gain (loss) on Swaps contracts	—	18,236,421	—	18,236,421
Forward Currency Contracts	Net realized gain (loss) on Forward currency contracts	1,523,579	—	—	1,523,579
Financial Futures Contracts	Net realized gain (loss) on Financial futures contracts	—	30,432,647	163,397	30,596,044
Total Realized Gain (Loss)		$1,523,579	$48,199,916	$163,397	$49,886,892

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2019
The following table lists the change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the year ended December 31, 2019, grouped by contract type and risk exposure category.
Derivative Type	Statement of Operations Location	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Total
Change in Appreciation (Depreciation)
Purchased Options	Net Change in Unrealized Appreciation (Depreciation) on Investments	$—	$(5,212,950)	$—	$(5,212,950)
Written Options	Net Change in Unrealized Appreciation (Depreciation) on Written options	—	(1,817)	—	(1,817)
Swap Contracts	Net Change in Unrealized Appreciation (Depreciation) on Swap contracts	—	786,306	—	786,306
Forward Currency Contracts	Net Change in Unrealized Appreciation (Depreciation) on Forward currency contracts	(990,506)	—	—	(990,506)
Financial Futures Contracts	Net Change in Unrealized Appreciation (Depreciation) on Financial futures contracts	—	4,681,717	(201,633)	4,480,084
Total Change in Appreciation (Depreciation)		$(990,506)	$253,256	$(201,633)	$(938,883)
5.   Investment Advisory Agreement, Money Manager Agreements, and Other Transactions with Affiliates
TIP’s board has approved an investment advisory agreement for the fund with TAS. The fund pays TAS a monthly fee calculated by applying the annual rates set forth below to the fund’s average daily net assets for the month:
Assets
On the first $1 billion	0.25%
On the next $1 billion	0.23%
On the next $1 billion	0.20%
On the remainder (> $3 billion)	0.18%
Fees for such services paid to TAS by the fund are reflected as investment advisory fees on the Statement of Operations. As of December 31, 2019, $425,508 remained payable and are included in investment advisory and administrative fees on the Statement of Assets and Liabilities.
TAS provides certain administrative services to the fund under a services agreement. For these services, the fund pays a monthly fee calculated by applying an annual rate of 0.02% to the fund’s average daily net assets for the month. Fees for such services paid to TAS by the fund are reflected as administrative fees on the Statement of Operations. As of December 31, 2019, $35,898 remained payable and are included in investment advisory and administrative fees on the Statement of Assets and Liabilities.
TIP has designated an employee of TAS as its Chief Compliance Officer. For these services provided to TIP, which include the monitoring of TIP’s compliance program pursuant to Rule 38a-1 under the 1940 Act, TIP reimburses TAS. MAF pays a pro rata portion of such costs based on its share of TIP’s net assets. The costs for such services paid to TAS by the fund were $195,173 for year ended December 31, 2019 and are included in Chief Compliance Officer’s costs and Trustee’s fees on the Statement of Operations. As of December 31, 2019, no amount remained payable.
TIP’s board, all of whom are considered “disinterested trustees” as defined in the 1940 Act, serve as volunteers and receive no fees or salary for their service as board members. The independent chair of the board received compensation of  $48,525 from MAF for the year ended December 31, 2019 for service as independent chair. Fees paid for such services are included in Chief Compliance Officer’s costs and Trustee’s fees on the Statement of Operations. As of December 31, 2019, $12,146 remained payable and are reflected as Trustee’s fees on the Statement of Assets and Liabilities.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2019
TIP’s board has approved money manager agreements with each of the money managers. Certain money managers will receive fees based in whole or in part on performance of the money manager’s portfolio. Other money managers will receive management fees equal to a specified percentage per annum of the assets under management by such money manager with a single rate or on a descending scale. Money managers who provided services to the fund and their fee terms during the year ended December 31, 2019 were as follows:
Assets-Based Schedules [a] All paid Monthly
Money Manager/Strategy	Minimum	Maximum	Breakpoints
Amundi Pioneer Institutional Asset Management, Inc. – Beta	0.02%	0.03%	YES
Fundsmith, LLP	0.90%	—	NO
Green Court Capital Management Limited	0.60%	0.90%	YES
Lansdowne Partners (UK) LLC	0.80%	—	NO
Fulcrum Fee Schedule [b] paid Monthly
Money Manager/Strategy	Floor	Cap	Fulcrum Fee	Benchmark	Excess Return to achieve Fulcrum fee
AJO, LP* – Domestic Large Cap	0.10%	0.50%	0.30%	S&P 500 Index	2.00%

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TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2019
Blended Asset-Based and Performance-Based Fee Schedules [c]
Asset-Based Portion – All Paid Monthly				Performance-Based Portion – All Paid Annually
Money Manager/Strategy	Minimum	Maximum	Breakpoints	Benchmark/Hurdle	Performance Fee	Performance Measurement Period	High Water Mark	Performance Fee Cap
AJO, LP* – Emerging Markets	—	—	—	MSCI Emerging Markets Small Cap Index (net)	16.6% (d) (e)	Rolling 60 months	NO	1.33%(d) ANA
AQR Capital Management – Europe, Australasia, Far East (“EAFE”)	0.30%	—	NO	MSCI EAFE Index (net)	17% (f)	Calendar year	NO	NO
AQR Capital Management – US	0.20%	—	NO	Russell 1000 Total Return Index (net)	17% (f)	Calendar year	NO	NO
Deep Basin Capital LP (g)	1.325%	1.50%	NO		16.25% (f)	Calendar year	YES	NO
Hosking Partners LLP **	0.28%	—	NO	Blend: 50% MSCI All Country World Index (net dividends reinvested) and 50% MSCI All Country World Index (gross dividends reinvested)	18% (e)	Rolling 60 months	NO	NO
Keel Capital AB	1.30%	—	—		20% (f)	Calendar year	YES	NO
Kopernik Global Investors, LLC	0.10%	—	NO	MSCI All Country World Index (net)	20% (f)	Calendar year	NO	NO
Mission Value Partners, LLC	0.50%	0.75%	YES	36 month blended hurdle of avg monthly change in Consumer Price Index x 12 + spread of 4% for months prior to April 1, 2019 and a flat 4.5%-5.5% thereafter	10% (e)	Rolling 36 months	NO	1.00%
NewGen Asset Management Limited	1.50%	—	NO		10% (f)	Calendar year	YES	NO
Strategy Capital, LLC	Blended rate between 0.1875% and 0.10% (h)	0.75%	YES	S&P 500 Index (net)	10%-20% (f) (i)	Calendar year	NO	NO
TB Alternative Assets Ltd	0.75%	—	NO	Blend: 50% MSCI China Index and 50% CSI 300 Index	15% (f)	Calendar year	NO	NO
(a)
Fee schedules are based on assets under management, irrespective of performance. The fee rate is applied to average net assets.

(b)
Fee schedules embody the concept of a “fulcrum” fee (i.e., a fee midway between the minimum and the maximum). Actual fees paid to such money managers are proportionately related to performance above or below the fulcrum point. The formula is designed to augment the fee if the portfolio’s excess return (i.e., its actual return less the total return of the portfolio’s benchmark) exceeds a specified level and to reduce the fee if the portfolio’s excess return falls below this level. The fee rate is applied to average net assets.

(c)
The performance-based portion of the fee schedule is generally based on a specified percentage of the amount by which the return generated by the money manager’s portfolio exceeds the return of the portfolio’s benchmark or a specified percentage of the net appreciation of the manager’s portfolio over a hurdle, in certain cases subject to a high water mark, a performance fee cap, or the recovery of prior years’ losses, if any. Total returns are generally computed over rolling time periods of varying lengths and are in most cases determined gross of fund expenses and fees, except custodian transaction charges and, in certain cases, the asset-based fee and/or performance-based fee applicable to the money manager’s account.

(d)
During the first five years after a contribution to the account (the "transitional period”), the performance fee is similarly structured, with the measurement periods starting at a specified inception date and running through each annual calculation date but with performance fee rates and fee caps for each measurement period that decline from 20.2% to 17.21%, with respect to the performance fee rates, and 1.615% of average net assets to 1.38% of average net assets, with respect to the fee caps.

(e)
Performance-based fees earned on excess return (portfolio over benchmark) expressed as a percentage of average net assets.

(f)
Performance-based fees earned on excess return (portfolio over benchmark or high water mark) expressed as a percentage of ending net assets for the performance period.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2019
(g)
Asset-based fee rate is reduced over time as follows: 1.50% per annum on all assets from January 31, 2019 through August 31, 2019, 1.325% per annum on all assets from September 1, 2019 through August 31, 2020, 1.2% per annum on all assets thereafter unless if after September 1, 2021 the assets managed by in the Deep Basin long/short strategy exceed $750 million for two consecutive calendar quarters in which case the rate would be reduced to 1.125% per annum on all assets.

(h)
Asset-based fee minimum rate is a blended rate between 0.1875% and 0.10% based on manager assets.

(i)
Performance fee rate based on average assets managed by Strategy Capital, LLC, excluding TIFF advised assets and assets of Strategy Capital, LLC and its affiliates.

*
AJO, LP ceased managing assets for the fund as of July 2019.

**
Hosking Partners LLP ceased managing assets for the fund as of November 2019.

Fees for such services paid to the individual money managers are reflected as money manager fees on the Statement of Operations. As of December 31, 2019, $1,516,042 remained payable and reflected as money manager fees on the Statement of Assets and Liabilities.
With respect to MAF’s investments in other registered investment companies, private investment funds, exchange-traded funds, and other acquired funds, MAF bears its ratable share of each such entity’s expenses, including its share of the management and performance fees, if any, charged by such entity through that entity’s NAV. MAF’s share of management and performance fees charged by such entities is in addition to fees paid by MAF to TAS and the money managers.
6.   Fund Administration and Custody Agreement
Pursuant to a series of agreements, State Street Bank and Trust Company (“State Street”) earns a fee for providing core fund administration, fund accounting, domestic custody, and transfer agent services. Fees paid for non-core services rendered by State Street include, but are not limited to, foreign custody and transactional fees, which are based upon assets of the fund and/or on transactions entered into by the fund during the period, and out-of-pocket expenses. Fees for such services paid to State Street by the fund are reflected as fund administration and custody fees on the Statement of Operations. As of December 31, 2019, $1,928,204 remained payable and reflected as fund administration and custody fees on the Statement of Assets and Liabilities.
7.   Investment Transactions
Cost of investment securities purchased and proceeds from sales of investment securities, other than short-term investments, during the year ended December 31, 2019 were as follows:
	Purchases	Sales
Non-US Government Securities	$1,962,569,469	$2,636,747,485
US Government Securities	141,757,235	244,127,064
8.   Federal Tax Information
The cost of investments, the aggregate gross unrealized appreciation/(depreciation), and the net unrealized appreciation/(depreciation) on investments, other than proceeds from securities sold short, at December 31, 2019, are as follows:
	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Tax Cost of Investments
Investments in securities	$290,408,876	(220,384,788)	70,024,088	1,834,128,448
Securities sold short	2,791,087	(32,405,305)	(29,614,218)	(133,468,546)
	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Tax Cost of Derivatives
Purchased option contracts	—	(1,184,132)	(1,184,132)	1,761,018
Financial futures contracts	—	—	—	1,394,707
Forward currency contracts	—	(11,804)	(11,804)	841,885
Swap contracts	281,072	—	281,072	(15,202)
Written option contracts	—	(1,817)	(1,817)	(105,860)
The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses, mark to market on derivatives, mark to market on passive foreign investment companies, total return swaps, partnerships, and tax adjustments related to holding offsetting positions such as constructive sales.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2019
Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
During the year ended December 31, 2019, the fund made reclassifications between components that make up net assets primarily due to foreign currency gains/(losses), partnership gains/(losses), net operating loss, swap income, capitalized short dividends, and passive foreign investment companies.
At December 31, 2019, the components of distributable earnings/(accumulated losses) on a tax basis detailed below differ from the amounts reflected in the fund’s Statement of Assets and Liabilities by temporary book/tax differences, largely arising from wash sales, partnership income, passive foreign investment companies, financial futures transactions, constructive sales, and straddle deferral.
Undistributed (Distribution in Excess of) Ordinary Income	Undistributed Capital Gains	(Accumulated Capital and Other Losses)	Unrealized Appreciation/ (Depreciation) (a)
$—	$2,930,292	$—	$26,938,334
(a)
Includes unrealized appreciation on investments, short sales, derivatives, and foreign currency-denominated assets and liabilities, if any.

During the year ended December 31, 2019, the fund utilized $197,268,578 of prior year capital loss carry forwards to offset current year capital gains.
The amount and character of tax basis distributions paid during the years ended December 31, 2019 and December 31, 2018 are detailed below. Certain differences may exist from the amounts reflected in the fund’s Statement of Changes in Net Assets primarily due to the character of foreign currency gains/(losses) and net short-term capital gains treated as ordinary income for tax purposes.
2019				2018
Ordinary Income	Long-Term Capital gain	Return of Capital	Total	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
$—	$—	$—	$—	$128,469,575	$58,490,782	$21,207,626	$208,167,983
9.   Repurchase and Reverse Repurchase Agreements
The fund will engage in repurchase and reverse repurchase transactions under the terms of master repurchase agreements with parties approved by TAS or the relevant money manager.
In a repurchase agreement, the fund buys securities from a counterparty (e.g., typically a member bank of the Federal Reserve system or a securities firm that is a primary or reporting dealer in US Government securities) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. In certain instances, the fund may enter into repurchase agreements with one counterparty, but face another counterparty at settlement. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase the securities. In transactions that are considered to be collateralized fully, the securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the repurchase price thereof, including accrued interest.
In a reverse repurchase agreement, the fund sells US Government securities and simultaneously agrees to repurchase them at an agreed-upon price and date. The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. Reverse repurchase agreements create leverage, a speculative factor, but will not be considered borrowings for the purposes of limitations on borrowings. When a fund enters into a reverse repurchase agreement, it must segregate on its or its custodian’s books cash and/or liquid securities in an amount equal to the amount of the fund’s obligation (cost) to repurchase the securities, including accrued interest.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2019
The following table presents the fund’s repurchase agreements net of amounts available for offset and net of the related collateral received as of December 31, 2019:
Counterparty	Assets Subject to a Netting Provision or Similar Arrangement	Liabilities Available for Offset	Collateral Received	Net Amount
Fixed Income Clearing Corp.	$182,810,826	$—	$(182,810,826)	$—
Total	$182,810,826	$—	$(182,810,826)	$—
Please see Note 4, Derivatives and Other Financial Instruments, for further discussion of netting provisions and similar arrangements.
10.   Capital Share Transactions
While there are no sales commissions (loads) or 12b-1 fees, MAF assesses entry and exit fees of 0.50% of capital invested or redeemed. These fees, which are paid to the fund directly, not to TAS or other vendors supplying services to the fund, are designed, in part, to protect non-transacting members from bearing the transaction costs, including market impact, that may arise from a transacting member’s purchases, exchanges, and redemptions of MAF shares. They are also designed to encourage investment only by members with a long-term investment horizon. Further, they are designed to discourage market timing or other inappropriate short-term trading by members. The entry and exit fees are assessed irrespective of the length of time a member’s shares are held. These fees are deducted from the amount invested or redeemed; they cannot be paid separately. Entry and exit fees may be waived at TAS’s discretion when the purchase or redemption will not result in significant transaction costs for the fund (e.g., for transactions involving in-kind purchases and redemptions). Such fees are retained by the fund and included in proceeds from shares sold or deducted from distributions for redemptions.
Members of the fund have the ability to elect a systematic withdrawal plan option and can redeem up to 6% of the value of their account each fiscal year without paying the 0.50% exit fee normally assessed on redemptions, subject to certain conditions. Members that elect to take this systematic withdrawal option enhancement will be required to reinvest their quarterly dividends and distributions.
11.   Concentration of Risks
MAF may engage in transactions with counterparties, including but not limited to repurchase and reverse repurchase agreements, forward contracts, futures and options, and total return, credit default, interest rate, and currency swaps. The fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.
The fund engages multiple external money managers, each of which manages a portion of the fund’s assets. A multi-manager fund entails the risk, among others, that the advisor may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments; (2) combine money managers in the fund such that their investment styles are complementary; or (3) allocate cash among the money managers to enhance returns and reduce volatility or risk of loss relative to a fund with a single manager.
The fund invests in private investment funds that entail liquidity risk to the extent they are difficult to sell or convert to cash quickly at favorable prices.
The fund invests in fixed income securities issued by banks and other financial companies, the market values of which may change in response to interest rate fluctuations. Although the fund generally maintains a diversified portfolio, the ability of the issuers of the fund’s portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry, state, or region.
The fund invests in US Government securities. Because of the rising US Government debt burden, it is possible that the US Government may not be able to meet its financial obligations or that securities issued or backed by the US Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
The fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the US, a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

Multi-Asset
TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2019
The fund invests in small capitalization stocks. These investments may entail different risks than larger capitalizations stocks, including potentially lesser degrees of liquidity.
The fund may engage in short sales in which it sells a security it does not own. To complete such a transaction, the fund must borrow or otherwise obtain the security to make delivery to the buyer. The fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. The fund’s investment performance will suffer if a security that it has sold short appreciates in value.
12.   Indemnifications
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.
13.   Subsequent Events
Management has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure.

Multi-Asset
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of TIFF Investment Program and Shareholders of TIFF Multi-Asset Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TIFF Multi-Asset Fund (one of the funds constituting TIFF Investment Program, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the four years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Fund as of and for the year ended December 31, 2015 and the financial highlights for the year ended December 31, 2015 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 29, 2016 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Philadelphia, Pennsylvania
February 27, 2020
We have served as the auditor of one or more investment companies in TIFF Investment Program since 2016.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2019
Additional Information (Unaudited)
Proxy Voting Policy and Voting Record
A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available at https://www.tipfunds.org/files/proxy_voting/Proxy_Voting_Policy.pdf and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month year ended June 30 is also available on the websites noted above and without charge, upon request, by calling 800-984-0084.
Quarterly Reporting
TIP files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. TIP’s Form N-PORT report is available on the website of the SEC at http://www.sec.gov.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2019
Approval of Money Manager Agreements (Unaudited)
During an in-person meeting held on September 25, 2019 (the “September Meeting”), the board of trustees of TIFF Investment Program (“TIP”), all of whom are not “interested persons” of TIP (the “board” or “trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), evaluated and approved a money manager agreement between TIP and Keel Capital AB (“Keel”) a new money manager proposed to manage assets on behalf of TIFF Multi-Asset Fund (“Multi-Asset Fund” or “MAF”).
Approval of the Money Manager Agreement between TIP and Keel
During the September Meeting, the board evaluated and approved the money manager agreement for Multi-Asset Fund with a new money manager, Keel (the “Keel Agreement”). In this regard, the board requested and considered a wide range of information from Keel and TIFF Advisory Services, Inc. (“TAS”), the investment advisor to Multi-Asset Fund, in advance of the September Meeting, and at the September Meeting the trustees reviewed this information with TAS staff and separately in executive session with the trustees’ independent legal counsel. Among other matters, the board considered information regarding Keel’s personnel and services, investment strategies and philosophies and portfolio management, including the experience of Keel’s investment personnel. The board also considered Keel’s potential portfolio holdings, fees and expenses, and information detailing the performance of Keel’s investment strategies. The board noted that the proposed management fee for the investment strategy to be implemented by Keel on behalf of Multi-Asset Fund included a performance fee that aligned Keel’s interests with those of Multi-Asset Fund and payments to directly compensate Keel for third-party research costs. Information about Keel’s proposed brokerage practices and best execution policies was also provided. In addition, the board considered information with respect to the compliance and administration of Keel, including, but not limited to, its code of ethics and business continuity procedures, as well as information concerning any material violations of such compliance programs, the background of the individual serving as the chief compliance officer, and disclosure about regulatory examinations or other inquiries and litigation proceedings affecting Keel.
The board also considered a memorandum from its independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the board should consider in its evaluation of the Keel Agreement. The board also reviewed Keel’s responses to a questionnaire prepared by the trustees’ independent counsel requesting information necessary for the trustees’ evaluation of the Keel Agreement. In addition, during the September Meeting, TAS staff  (1) reviewed the process undertaken and due diligence performed in assessing Keel as a possible money manager for Multi-Asset Fund, and (2) responded to additional questions from the board regarding, among other things, Keel’s operating structure and compliance program, including information about Keel’s operational and compliance staffing and the level of resources dedicated to Keel’s compliance functions.
The board also considered a number of additional factors in evaluating the Keel Agreement. The board considered the advisory services Keel was expected to provide to MAF; the investment risks presented by the investment strategy that Keel intended to employ; the potential benefits of including Keel as a money manager to MAF; operational matters and additional costs related to the implementation of Keel’s investment strategies and related risks, and other information deemed relevant.
The board concluded that, overall, it was satisfied with the nature, extent, and quality of the services expected to be provided under the Keel Agreement. The board based its evaluation on the material factors presented to it at the September Meeting and discussed above, including: (1) the terms of the agreement; (2) the reasonableness of the money manager’s fees in light of the nature and quality of the services to be provided and any additional benefits to be received by Keel in connection with providing services to Multi-Asset Fund; (3) the nature, quality, and extent of the services expected to be performed by Keel; and (4) the nature and expected effects of adding Keel as a money manager to Multi-Asset Fund. The board did not specifically consider the profitability of Keel expected to result from its relationship with Multi-Asset Fund because Keel is not affiliated with TAS or TIP, except by virtue of serving as a money manager, and the fees to be paid to Keel were negotiated on an arm’s-length basis in a competitive marketplace.
In arriving at its decision to approve the Keel Agreement, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together. After carefully considering the information summarized above and all factors deemed to be relevant, the board voted to approve the Keel Agreement. Prior to the vote being taken, the board met separately in executive session to discuss the appropriateness of the Keel Agreement and other considerations.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2019
In their deliberations with respect to these matters, the trustees were advised by their independent legal counsel. The trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The trustees concluded that the Keel Agreement was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in the Keel Agreement were fair and reasonable. In the board’s view, approving the Keel Agreement was desirable and in the best interests of Multi-Asset Fund and its members.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2019
Index Descriptions
65/35 Mix, calculated by TAS, consists of 65% MSCI All Country World Index and 35% Bloomberg Barclays US Aggregate Bond Index. Weights are rebalanced by TAS at each month-end; those from July 1, 2009, through December 31, 2015, reflected quarter-end rebalancing.
Bloomberg Barclays US Aggregate Bond Index tracks the broad US bond market.
Bloomberg Commodity Index tracks prices of futures contracts on physical commodities on the commodity markets.
BofA Merrill Lynch US 6-Month Treasury Bill Index tracks the current 6-month US Treasury bill.
Consumer Price Index + 5% per annum is based on the Consumer Price Index-All Urban Consumers (CPI- U), a widely recognized measure of US inflation that represents changes in the prices paid by consumers for a representative basket of goods and services. CPI + 5% per annum was selected as the primary benchmark for TIFF Multi-Asset Fund because, in the opinion of TIP’s directors, it reflects the two-fold objectives of maintaining an endowment’s purchasing power (i.e., keeping pace with inflation) while complying with the 5% payout requirement to which most TIFF members are subject. CSI 300 Index tracks 300 stocks traded in the Shanghai and Shenzhen stock exchanges.
CSI 300 Index tracks 300 stocks traded in the Shanghai and Shenzhen stock exchanges.
FTSE EPRA Nareit Developed Index tracks the performance of listed real estate companies and REITS worldwide.
MAF Constructed Index (CI) is a blended index now comprised of three broad investment categories, weighted according to policy norms, with each category assigned a benchmark selected by TAS. Effective October 1, 2015, the CI is comprised of the following investment categories and weights: equity-oriented assets (65%), diversifying strategies (hedge funds and other) (20%), and fixed income (including cash)(15%). The benchmarks for the investment categories are MSCI All Country World Index for equity, Merrill Lynch Factor Model for diversifying strategies, and 2/3 Bloomberg Barclays US Intermediate Treasury Index and 1/3 BofA Merrill Lynch US 6-Month Treasury Bill Index for the fixed income category. Performance of the CI generated from July 1, 2009, through September 30, 2015, was reduced by 20 basis points (or 0.20%) per annum, prorated monthly. This reduction reflected an estimate of the costs of investing in the CI’s asset segments through index funds or other instruments. (One cannot invest directly in an index and unmanaged indices do not incur fees and expenses.) The reported performance of the CI would increase in the absence of a 20 basis point reduction. CI weights are rebalanced by TAS at each month-end; those from July 1, 2009, through December 31, 2015, reflected quarter-end rebalancing. Actual weights in MAF tend to vary over time. Historical performance for the CI is not adjusted when the composition of the CI changes. Therefore, past performance reflects the allocations, segment weights, and segment benchmarks that were in place at the time the performance was generated. TAS has changed the composition of the CI over time, including the most recent change (effective October 1, 2015) from a CI comprised of various asset segments to a CI comprised of three broad categories. In the past TAS has changed the CI policy norms (or weights), asset segments, and segment benchmarks. TAS’s on-going review of the CI may cause TAS to make additional changes in the future.
Merrill Lynch Factor Model (“MLFM”) is a model established by Merrill Lynch International that is designed to provide a high correlation to hedge fund beta, which is the component of the performance of a relatively diversified group of hedge funds comprising the HFRI Fund Weighted Composite Index (“HFRI”) that may be correlated to and replicated by non-hedge fund, transparent market measures such as the 6 factors that comprise the MLFM. (The HFRI is designed to reflect hedge fund industry performance through an equally weighted composite of over 2,000 constituent funds.) The MLFM implements an investment strategy intended to track the aggregated performance of the hedge fund universe with liquid, publicly traded components. Using a rules-based, discretion-free algorithm the MLFM allocates long and short exposures to the S&P 500 Total Return Index, the Russell 2000 Total Return Index, the MSCI EAFE US Dollar Net Total Return Index, the MSCI Emerging Markets US Dollar Net Total Return Index, the Euro currency (represented by the EUR-USD Spot Exchange Rate) and cash (represented by the one-month USD LIBOR). On a monthly basis the weights of the components are recalculated using a methodology designed to maximize correlation with the HFRI. Weightings for all of the factors may be negative, except with respect to the MSCI Emerging Markets US Dollar Net Total Return Index. The MLFM was launched in June 2006. The MLFM is not comprised of any hedge fund or group of hedge funds. There is no guarantee that the MLFM will successfully provide the risk/return characteristics of a broad universe of hedge funds, as measured by HFRI or any other hedge fund benchmark, or achieve a high correlation with the HFRI or with hedge fund beta generally. Performance differences between the MLFM and HFRI are expected to be material at times.

Multi-Asset
TIFF Multi-Asset Fund	December 31, 2019
Source of MLFM: BofA Merrill Lynch, used with permission.
BofA Merrill Lynch is licensing the BofA Merrill Lynch indices “as is,” makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend TIFF or any of its products or services.
MSCI All Country World Index tracks large-capitalization stocks worldwide.
MSCI China Index tracks large and mid-cap segments of the China equity universe across China A shares, H shares, B shares, red chips, P chips, and foreign listings and is comprised of 702 constituents.
MSCI EAFE Index tracks developed markets in Europe, Australia, and the Far East.
MSCI Emerging Markets Small Cap Index tracks small-capitalization companies whose market capitalization. Represents approximately the bottom 14% of the market capitalization of companies in the global emerging markets.
MSCI Emerging Markets Index tracks the performance of the performance of large- and mid-cap securities in 26 Emerging Markets.
Russell 1000 Index tracks the largest 1,000 US companies.
Russell 2000 Index (Russell 2000 Total Return Index) is a market capitalization weighted index that measures the performance of the small-cap segment of the US equity universe. The index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
S&P 500 Index (S&P 500 Total Return Index) includes 500 companies in leading industries of the US economy, capturing 75% coverage of US equities. The S&P 500 Index is maintained by the S&P Index Committee, based on published guidelines governing additions to and removal from the index. Criteria for index additions include US companies, market capitalization in excess of  $4 billion, public float, financial viability, adequate liquidity and reasonable price, sector representation, and company type. Criteria for index removals include violating or no longer meeting one or more criteria for index inclusion.

Short-Term
TIFF Short-Term Fund	December 31, 2019
Internet Availability of Shareholder Reports
Beginning on January 2, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of TIFF Short-Term Fund’s (the “Fund”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of these reports from the Fund. Instead, these reports will be made available on the Fund’s website, and you will be notified by e-mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by calling TIFF Member Services at 800-984-0084 or by sending an e-mail request to memberservices@tiff.org.
You may elect to receive all future shareholder reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling TIFF Member Services at 800-984-0084 or by sending an e-mail request to memberservices@tiff.org. Your election to receive reports in paper will apply to all TIP funds that you hold.

Portfolio Management Review (Unaudited)
Strategy Overview
TIFF Short-Term Fund (“STF” or the “fund”) invests primarily in US Treasury bills as it pursues its goal of tracking the benchmark BofA Merrill Lynch US 6-Month Treasury Bill Index, gross of fees and expenses. Very small fractions of STF’s capital not appropriate for investment in T-bills for administrative reasons are invested routinely in repurchase agreement transactions fully collateralized by US Treasury obligations. Short-term (6-month) US Treasury debt yielded approximately 1.59% as of December 31, 2019. The Federal Reserve lowered its target range for the Federal Funds rate three times in 2019, starting at the range of 2.25% − 2.50% and ending at the range of 1.50% − 1.75%. If short-term yields remain constant or rise, STF should continue to generate positive returns in 2020, though there can be no assurance this will occur.
Performance Review
All eyes were on the short-term Treasury market this year as the Federal Reserve Board reversed course by stopping the sale of assets (quantitative tightening) that were previously purchased under the “quantitative easing” policy, and by cutting the Federal Funds target interest rate for the first time in a decade. These cuts helped to offset effects on the economy from the previous tightening and the “trade war” with China. The yield curve inverted mid-year, raising concerns about an impending recession, but returned to normal in Q4. Toward the end of the year, a brief liquidity crisis in the repo market caused short-term interest rates to spike as available cash was too scarce to meet demand. The Federal Reserve injected a half trillion dollars into the overnight repo market to provide short-term funding and manage the short-term interest rates, bringing rates right back down. As the year began, we expected that STF would produce a positive return, and it did so, gaining 2.20% in 2019. As noted previously in this space, STF’s performance lagged its benchmark slightly for a couple of basic reasons. First, the fund’s duration (and hence gross yield) was slightly less than its benchmark, costing the fund approximately 10 basis points; and second, administrative and rebalancing costs negatively impact reported performance by approximately 27 basis points. The rebalancing portion of these costs results from our effort to keep duration, or interest rate sensitivity, close to that of STF’s performance benchmark. The BofA Merrill Lynch US 6-Month Treasury Bill Index, which has no rebalancing or administrative costs, returned 2.57% for the year. We have the discretion to “roll” holdings not precisely when the benchmark’s constituent securities “roll” but a bit more opportunistically, taking anticipated trading costs and cash on hand plus other variables into account.

Short-Term
TIFF Short-Term Fund	December 31, 2019

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 610-684-8200 or visiting https://tipfunds.org/files/performance/Mutual%20Fund%20Standardized%20Performance.pdf. While the fund is no-load, management fees and other expenses will apply. Please refer to the prospectus for further details. Investments in debt securities typically decrease in value when interest rates rise although the risk is less for short-term debt securities than for longer-term debt securities.

Fund Performance (Unaudited)Total return for the periods ended 12/31/19
	Calendar Year 2019	3-Year Annualized	5-Year Annualized	10-Year Annualized	Annualized Since Inception	Cumulative Since Inception
Short-Term Fund	2.20%	1.52%	0.92%	0.43%	2.59%	92.40%
BofA ML US 6-Month T- Bill*	2.57%	1.81%	1.26%	0.74%	2.79%	102.08%
Total return assumes dividend reinvestment. STF’s annualized expense ratio for calendar year 2018 is 0.23% (a regulatory mandate requires the use in this report of the same expense ratio as shown in the latest fund prospectus). The expense ratio reflects fund expenses for the year ended December 31, 2018, which are expected to vary over time. The expense ratio is expressed as a percentage of average net assets. The expense ratio will differ for 2019.
Commencement of operations was May 31, 1994.
*
The BofA Merrill Lynch US 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent or prior 6-month auction, it is also possible for a seasoned 6-month or 1-year Bill to be selected. One cannot invest directly in an index.

Performance of a $50,000 Investment (Unaudited)Ten year period ended 12/31/19
Past performance is not a guarantee of futures results.
The fund’s performance assumes the reinvestment of all dividends and distributions, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

Short-Term
TIFF Short-Term Fund	December 31, 2019
Fund Expenses (Unaudited)
As a shareholder of a fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During the Period* 7/1/19 – 12/31/19
1) Actual	$1,000.00	$1,008.80	$1.32
2) Hypothetical	$1,000.00	$1,023.89	$1.33
*
Expenses are equal to the fund’s annualized expense ratio of 0.26% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Summary Schedule of Investments (Unaudited)
US Treasury Bills	99.6%
Repurchase Agreement	4.3%
Total Investments	103.9%
Liabilities in Excess of Other Assets	(3.9)%
Net Assets	100.0%
See accompanying Notes to Financial Statements.

Short-Term
TIFF Short-Term Fund	December 31, 2019
Financial Highlights
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
For a share outstanding throughout each period
Net asset value, beginning of year	$9.86	$9.86	$9.86	$9.86	$9.87
Income (loss) from investment operations
Net investment income (loss) (a)	0.21	0.17	0.06	0.01	(0.01)
Net realized and unrealized gain on investments (b)	0.00	0.00	0.00	0.00	0.00
Total from investment operations	0.21	0.17	0.06	0.01	(0.01)
Less distributions from
Net investment income	(0.21)	(0.17)	(0.06)	(0.01)	—
Total distributions	(0.21)	(0.17)	(0.06)	(0.01)	—
Net asset value, end of year	$9.86	$9.86	$9.86	$9.86	$9.86
Total return (c)	2.20%	1.74%	0.64%	0.13%	(0.10)%
Ratios/supplemental data
Net assets, end of year (000s)	$75,891	$80,341	$84,612	$83,729	$97,168
Ratio of expenses to average net assets	0.25%	0.23%	0.23%	0.24%	0.22%
Ratio of net investment income (loss) to average net assets	2.15%	1.69%	0.63%	0.15%	(0.09)%
Portfolio turnover (d)	—%	—%	—%	—%	—%
(a)
Calculation based on average shares outstanding.

(b)
Rounds to less than $0.01.

(c)
Total return assumes dividend reinvestment.

(d)
Because the fund holds primarily securities with maturities at the time of acquisition of one year or less, and such securities are excluded by definition from the calculation of portfolio turnover, the fund’s portfolio turnover rate was 0% of the average value of its portfolio.

See accompanying Notes to Financial Statements.

Short-Term
TIFF Short-Term Fund	December 31, 2019
Schedule of Investments
	Principal Amount	Value
Investments — 103.9% of net assets
Short-Term Investments — 103.9%
Repurchase Agreement — 4.3%
Fixed Income Clearing Corp. issued on 12/31/19 (proceeds at maturity $3,303,101) (collateralized by US Treasury Bonds, due 08/15/45 with a total par value of  $3,030,000 and a total market value of  $3,372,114) 0.120%, 01/02/20

(Cost $3,303,079)	$3,303,079	$3,303,079
US Treasury Bills (a) — 99.6%
US Treasury Bill, 2.552%, 02/27/20	16,000,000	15,937,820
US Treasury Bill, 1.857%, 03/26/20	2,000,000	1,992,964
US Treasury Bill, 1.668%, 04/09/20	14,000,000	13,941,871
US Treasury Bill, 1.563%, 05/14/20	5,000,000	4,971,779
US Treasury Bill, 1.591%, 05/28/20	15,000,000	14,905,966
US Treasury Bill, 1.563%, 06/04/20	7,000,000	6,953,990
	Principal Amount	Value
US Treasury Bill, 1.547%, 06/11/20	$11,000,000	$10,924,425
US Treasury Bill, 1.563%, 06/18/20	2,000,000	1,985,625
US Treasury Bill, 1.589%, 06/25/20	1,000,000	992,533
US Treasury Bill, 1.573%, 07/02/20	3,000,000	2,976,651
Total US Treasury Bills (Cost $75,574,951)		75,583,624
Total Short-Term Investments (Cost $78,878,030)		78,886,703
Total Investments — 103.9% (Cost $78,878,030)		78,886,703
Liabilities in Excess of Other Assets — (3.9)%		(2,995,499)
Net Assets — 100.0%		$75,891,204

(a)
Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.

See accompanying Notes to Financial Statements.

Short-Term
TIFF Short-Term Fund
Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value (cost: $75,574,951)	$75,583,624
Repurchase agreements (cost: $3,303,079)	3,303,079
Total investments (cost: $78,878,030)	78,886,703
Receivables:
Interest	62,275
Prepaid expenses	2,426
Total Assets	78,951,404
Liabilities
Payables:
Investment securities purchased	2,976,651
Fund administration and custody fees	47,480
Accrued professional fees	22,174
Distributions	9,761
Investment advisory and administrative fees	2,535
Trustee’s fees	354
Accrued expenses and other liabilities	1,245
Total Liabilities	3,060,200
Net Assets	$75,891,204
Shares Outstanding (unlimited authorized shares, par value $0.001)	7,698,745
Net Asset Value Per Share	$9.86
Net Assets Consist of:
Capital stock	$75,897,927
Total distributable earnings (loss)	(6,723)
Net Assets	$75,891,204
See accompanying Notes to Financial Statements.

Short-Term
TIFF Short-Term Fund
Statement of Operations
Year Ended December 31, 2019
Investment Income
Interest	$1,702,825
Total Investment Income	1,702,825
Expenses
Fund administration and custody fees	68,945
Professional fees	38,429
Shareholder Registration fees	27,097
Investment advisory fees	21,275
Chief Compliance Officer’s costs and Trustee’s fees	7,528
Administrative fees	7,092
Miscellaneous fees and other	10,168
Total Expenses	180,534
Net Investment Income	1,522,291
Net Realized Gain from Investments	37,759
Net Change in Unrealized Depreciation on Investments	(1,656)
Net Realized and Unrealized Gain on Investments	36,103
Net Increase in Net Assets Resulting from Operations	$1,558,394
See accompanying Notes to Financial Statements.

Short-Term
TIFF Short-Term Fund
Statements of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets From Operations
Net investment income	$1,522,291	$1,395,913
Net realized gain (loss) from investments	37,759	(40,538)
Net change in unrealized appreciation (depreciation) on investments	(1,656)	26,022
Net Increase in Net Assets Resulting from Operations	1,558,394	1,381,397
Distributions
Distributions to shareholders	(1,532,333)	(1,386,422)
Decrease in Net Assets Resulting from Distributions	(1,532,333)	(1,386,422)
Capital Share Transactions
Proceeds from shares sold	86,559,493	100,495,407
Proceeds from distributions reinvested	1,379,524	1,257,658
Cost of shares redeemed	(92,414,990)	(106,018,603)
Net Decrease From Capital Share Transactions	(4,475,973)	(4,265,538)
Total Decrease in Net Assets	(4,449,912)	(4,270,563)
Net Assets
Beginning of year	80,341,116	84,611,679
End of year	$75,891,204	$80,341,116
Capital Share Transactions (in shares)
Shares sold	8,768,976	10,191,037
Shares reinvested	139,877	127,660
Shares redeemed	(9,360,608)	(10,751,401)
Net Decrease	(451,755)	(432,704)

See accompanying Notes to Financial Statements.

Short-Term
TIFF Short-Term Fund / Notes to Financial Statements	December 31, 2019
1.   Organization
TIFF Investment Program (“TIP”) is a no-load, open-end management investment company that seeks to improve the net investment returns of its members through two investment vehicles, each with its own investment objective and policies. TIP was originally incorporated under Maryland law on December 23, 1993, and was reorganized, effective December 16, 2014, as a Delaware statutory trust. As of December 31, 2019, TIP consisted of two mutual funds, TIFF Multi-Asset Fund and TIFF Short-Term Fund (“STF” or the “fund”), each of which is diversified, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The financial statements and notes presented here relate only to STF.
Investment Objective
STF’s investment objective is to attain as high a rate of current income as is consistent with ensuring that the fund’s risk of principal loss does not exceed that of a portfolio invested in six-month US Treasury bills.
2.   Summary of Significant Accounting Policies
The fund operates as a diversified investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.
Valuation of Investments
Fair value is defined as the price that the fund could reasonable expect to receive upon selling an asset or pay to transfer a liability in a timely transaction to an independent buyer in the principal or most advantageous market for the asset or liability, respectively. A three-tier fair value hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier fair value hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of assets and liabilities)
Short-term debt securities having a remaining maturity of less than 60 days are valued at amortized cost using straight-line amortization, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Short-term debt securities are typically categorized as Level 2 in the fair value hierarchy.
During the year ended December 31, 2019, all of the fund’s investments were valued using Level 2 inputs; therefore, there were no transfers to or from Level 3 investments.
Investment Transactions and Investment Income
Securities transactions are recorded on the trade date (the date on which the buy or sell order is executed) for financial reporting purposes. Interest income and expenses are recorded on an accrual basis. The fund accretes discounts or amortizes premiums using the yield-to-maturity method on a daily basis.

Short-Term
TIFF Short-Term Fund / Notes to Financial Statements	December 31, 2019
Income Taxes
There is no provision for federal income or excise tax since the fund has elected to be taxed as a regulated investment company (“RIC”) and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs and to distribute substantially all of its taxable income.
The fund evaluates tax positions taken or expected to be taken in the course of preparing the fund tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2016 − December 31, 2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.
Expenses
Expenses directly attributable to STF are charged to that fund’s operations; expenses that are applicable to all TIP funds are allocated among them based on the relative average daily net assets of each TIP fund.
Dividends to Members
It is the policy of the fund to declare dividends, if any, from net investment income monthly and capital gains distributions at least annually.
Dividends from net short-term capital gains and net long-term capital gains of the fund, if any, are normally declared and paid in December, but the fund may make distributions on a more frequent basis in accordance with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.
Net Asset Value
The net asset value per share is calculated on a daily basis by dividing the fund’s assets, less its liabilities, by the number of outstanding shares of the fund.
3.   Investment Advisory and Other Agreements, and Other Transactions with Affiliates
TIP’s board of trustees (the “board”) has approved an investment advisory agreement with TIFF Advisory Services, Inc. (“TAS”), an affiliate of TIP. The fund pays TAS a monthly fee calculated by applying the annual rates set forth below to the fund’s average daily net assets for the month:
Assets
On the first $1 billion	0.03%
On the next $1 billion	0.02%
On the remainder (> $2 billion)	0.01%
Fees for such services paid to TAS by the fund are reflected as investment advisory fees on the Statement of Operations. As of December 31, 2019, $1,901 remained payable and are included in investment advisory and administrative fees on the Statement of Assets and Liabilities.
TAS provides certain administrative services to TIP under a services agreement. For these services, the fund pays a monthly fee calculated by applying an annual rate of 0.01% to the fund’s average daily net assets for the month. Fees for such services paid to TAS by the fund are reflected as administrative fees on the Statement of Operations. As of December 31, 2019, $634 remained payable and are included in investment advisory and administrative fees on the Statement of Assets and Liabilities.
TIP has designated an employee of TAS as its Chief Compliance Officer. For these services provided to TIP, which include the monitoring of TIP’s compliance program pursuant to Rule 38a-1 under the 1940 Act, TIP reimburses TAS. STF pays a pro rata portion of such costs based on its share of TIP’s net assets. The costs for such services paid to TAS by the fund were $6,053 for the year ended December 31, 2019 and are included in Chief Compliance Officer’s costs and Trustee’s fees on the Statement of Operations. As of December 31, 2019, no amount remained payable.
TIP’s board, all of whom are considered “disinterested trustees” as defined in the 1940 Act, serve as volunteers and receive no fees or salary for their service as board members. The independent chair of the board received compensation of  $1,475 from STF for the year ended December 31, 2019 for service as independent chair. Fees paid for such services are included in Chief Compliance Officer’s costs and Trustee’s fees on the Statement of Operations. As of December 31, 2019, $354 remained payable and are reflected as Trustee’s fees on the Statement of Assets and Liabilities.

Short-Term
TIFF Short-Term Fund / Notes to Financial Statements	December 31, 2019
4.   Fund Administration and Custody Agreement
Pursuant to a series of agreements, State Street Bank and Trust Company (“State Street”) earns a fee for providing core fund administration, fund accounting, custody, and transfer agent services. Fees paid for non-core services rendered by State Street include, but are not limited to, transactions entered into by the fund during the period, and out-of-pocket expenses. Fees for such services paid to State Street by the fund are reflected as fund administration and custody fees on the Statement of Operations. As of December 31, 2019, $47,480 remained payable and reflected as fund administrative and custody fees on Statement of Assets and Liabilities.
5. Federal Tax Information
For federal income tax purposes, the cost of investments, the aggregate gross unrealized appreciation/(depreciation) and the net unrealized appreciation/(depreciation) on investment securities, at December 31, 2019 are as follows:
Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation	Cost
$9,110	$(437)	$8,673	$78,878,030
Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
During the year ended December 31, 2019, no reclassifications were necessary.
The components of distributable earnings/(accumulated losses) on a tax basis detailed below could differ from the amounts reflected in the fund’s Statement of Assets and Liabilities by temporary book/tax differences. During the years ended December 31, 2019 and December 31, 2018, there were no such differences.
Undistributed (Distribution in Excess of) Ordinary Income	Undistributed Capital Gains	(Accumulated Capital and Other Losses)	Unrealized Appreciation/(Depreciation)	Qualified Later-year Losses
$4	$—	$(15,400)	$8,673	$—
The amount and character of tax basis distributions paid during the years ended December 31, 2019 and December 31, 2018 are detailed below. Certain differences exist from the amounts reflected in the fund’s Statement of Changes in Net Assets primarily due to the character of foreign currency gains/(losses) and net short-term capital gains treated as ordinary income for tax purposes.
2019				2018
Ordinary Income	Long-Term Capital gain	Return of Capital	Total	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
$1,532,333	$—	$—	$1,532,333	$1,386,422	$—	$—	$1,386,422
6.   Repurchase Agreements
The fund will engage in repurchase transactions under the terms of master repurchase agreements with parties approved by TAS.
In a repurchase agreement, the fund buys securities from a counterparty (e.g., typically a member bank of the Federal Reserve system or a securities firm that is a primary or reporting dealer in US Government securities) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. In certain instances, the fund may enter into repurchase agreements with one counterparty, but face another counterparty at settlement. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to

Short-Term
TIFF Short-Term Fund / Notes to Financial Statements	December 31, 2019
repurchase the securities. Securities pledged as collateral for repurchase agreements are held by the custodial bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and the procedures adopted by the fund require that the market value of the collateral, including accrued interest thereon, be at least equal to the value of the securities sold or purchased in order to protect against loss in the event of default by the counterparty.
Counterparty	Assets Subject to a Netting Provision or Similar Arrangement	Liabilities Available for Offset	Collateral Received	Net Amount
Fixed Income Clearing Corp.	$3,303,079	$—	$(3,303,079)	$—
Total	$3,303,079	$—	$(3,303,079)	$—
7.   Concentration of Risks
The fund may engage in transactions with counterparties, including but not limited to repurchase agreements. The fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.
The fund invests in US Government securities. Because of the rising US Government debt burden, it is possible that the US Government may not be able to meet its financial obligations or that securities issued or backed by the US Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
From time to time, a fund may have members that hold significant portions of the fund’s outstanding shares. Investment activities of such members could have a material impact on the fund. As of December 31, 2019, TAS, the advisor to the fund, owned 41% of STF.
8.   Indemnifications
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.
9.   Subsequent Events
Management has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure.

Short-Term
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of TIFF Investment Program and Shareholders of TIFF Short-Term Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TIFF Short-Term Fund (one of the funds constituting TIFF Investment Program, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the four years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Fund as of and for the year ended December 31, 2015 and the financial highlights for the year ended December 31, 2015 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 29, 2016 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and broker; when a reply was not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Philadelphia, Pennsylvania
February 27, 2020
We have served as the auditor of one or more investment companies in TIFF Investment Program since 2016.

Short-Term
TIFF Short-Term Fund	December 31, 2019
Additional Information (Unaudited)
Proxy Voting Policy and Voting Record
A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available at https://www.tipfunds.org/files/proxy_voting/Proxy_Voting_Policy.pdf and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month year ended June 30 is also available on the websites noted above and without charge, upon request, by calling 800-984-0084.
Quarterly Reporting
TIP files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. TIP’s Form N-PORT reports are available on the website of the SEC at http://www.sec.gov.

Governance
Trustees and Principal Officers (Unaudited)
The board of TIP comprises experienced institutional investors, including current or former senior officers of leading endowments and foundations. Among the responsibilities of the board are approving the selection of the investment advisor and money managers for TIP; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees; and electing TIP officers.
Each trustee serves the fund until his termination, or until the trustee’s retirement, resignation, or death, or otherwise as specified in TIP’s Agreement and Declaration of Trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is 170 N. Radnor Chester Road, Suite 300, Radnor, PA, 19087.
The Statement of Additional Information has additional information regarding the board. A copy is available upon request without charge by calling 800-984-0084. This information is also available on the website of the SEC at http://www.sec.gov.
Independent Trustees
William F. McCalpin
Born 1957 Trustee since February 2008 Board Chair since 2008 2 funds overseen
Principal Occupation(s) During the Past Five Years:
Independent consultant. Chair of the Board of Trustees of The Janus Henderson Funds (2008 – present); Trustee of The Janus Henderson Funds (2002 – present) (oversees 58 portfolios). Formerly, Managing Partner, Impact Investments, Athena Capital Advisors, LLC, an independent, registered advisor (2016 – 2019); Managing Director, Holos Consulting LLC, a consultant to foundations and non-profit organizations (2009 – 2016); Chief Executive Officer, Imprint Capital Advisors, LLC, an investment advisor exclusively focused on impact investing (2013 – 2015).
Other Directorships: F.B. Heron Foundation; Mutual Fund Directors Forum.

Craig R. Carnaroli
Born 1963 Trustee since January 2012 2 funds overseen
Principal Occupation(s) During the Past Five Years:
Executive Vice President, University of Pennsylvania. Other Directorships: University City District; University City Science Center; Philadelphia Industrial Development Corp.; Visit Philadelphia; The Connelly Foundation, a private grantmaking foundation.

Mark L. Baumgartner
Born 1969 Trustee since September 2016 2 funds overseen
Principal Occupation(s) During the Past Five Years:
Chief Investment Officer, Institute for Advanced Study, a private, independent academic institution (2014 – present).
Other Directorships: Trustee, YMCA Retirement Fund.

Governance
Trustees and Principal Officers (Unaudited)
Principal Officers
Richard J. Flannery
Born 1957 President and CEO since September 2003
Principal Occupation(s) During the Past Five Years:
CEO, TIFF Advisory Services, Inc.; President and CEO, TIFF Investment Program. Directorships: TIFF Advisory Services, Inc., Investment Committee Member of the Financial Industry Regulatory Authority (FINRA), and Advisor to the Board, Catholic Investment Services, Inc.

Jay L. Willoughby
Born 1958 Chief Investment Officer since October 2015
Principal Occupation(s) During the Past Five Years:
Chief Investment Officer, TIFF Advisory Services, Inc. (2015 – present);
CIO, Alaska Permanent Fund Corp., a sovereign wealth fund of the State of Alaska (2011 – 2015).
Directorships: Sustainability Accounting Standards Board (SASB) Foundation.

Katherine M. Billings
Born 1980 CFO and Treasurer since July 2017
Principal Occupation(s) During the Past Five Years:
Vice President and Treasurer, TIFF Advisory Services, Inc. (2017 – present); Director, among other positions, PricewaterhouseCoopers, LLP (2002 – 2017).

Zane T. Hamid
Born 1981 Vice President since December 2017	Principal Occupation(s) During the Past Five Years: Vice President and Head of Fund Operations (2017 – present); Deputy Head of Fund Operations (2013 – 2017), TIFF Advisory Services, Inc.
Kelly A. Lundstrom
Born 1964 Vice President since September 2006
Principal Occupation(s) During the Past Five Years:
Vice President and Chief Strategy and People Officer (2018 – present);
Vice President and Head of Operations (2006 – 2017), TIFF Advisory Services, Inc.

Christian A. Szautner
Born 1972 CCO since July 2008; Vice President, Secretary, and Chief Legal Officer since July 2017
Principal Occupation(s) During the Past Five Years:
Vice President and Chief Compliance Officer, TIFF Advisory Services, Inc.; General Counsel – Regulatory and Assistant Secretary (2017 – present), TIFF Advisory Services, Inc.

Robert J. Zion
Born 1961 Vice President and COO since March 2017, Assistant Treasurer since July 2017
Principal Occupation(s) During the Past Five Years:
Vice President and Chief Operating Officer, TIFF Advisory Services, Inc. (March 2017 – present); Chief Operating Officer, among other positions, Hirtle Callaghan & Co. (1991 – 2017).

TIFF Investment Program
MONEY MANAGERS AND ACQUIRED FUND (“AF”) MANAGERS
TIFF Multi-Asset Fund
AHL Partners LLP (AF)*
AJO, LP*
Amundi Pioneer Institutional Asset Management, Inc.
AQR Capital Management, LLC
Canyon Capital Advisors LLC (AF)
Deep Basin Capital LP
Eversept Partners, LP (AF)
Farallon Capital Management, LLC (AF)
Fundsmith, LLP
Green Court Capital Management Limited
GSA Capital Ltd. (AF)
Honeycomb Asset Management LP (AF)
Hosking Partners LLP*
Keel Capital AB
Kopernik Global Investors, LLC
Lansdowne Partners (UK) LLP
Lansdowne Partners Limited (AF)
Mission Value Partners, LLC
Neo Ivy Capital Management, LLC (AF)
NewGen Asset Management Limited
Och-Ziff Capital Management Group (AF)*
QVT Financial LP (AF)
RK Capital Management, LLC (“Tessera”) (AF)*
Strategy Capital, LLC
TB Alternative Assets Ltd. (“Trustbridge”)
TIFF Advisory Services, Inc.
TIFF Short-Term Fund
TIFF Advisory Services, Inc.
ADVISOR
TIFF Advisory Services, Inc.

170 N. Radnor Chester Road
Suite 300
Radnor, PA 19087
phone     610-684-8200
fax         610-684-8210
CUSTODIAN
ACCOUNTING AGENT
TRANSFER AGENT
DIVIDEND DISBURSING AGENT
FUND ADMINISTRATOR
State Street Bank and Trust Company
One Iron Street
Boston, MA 02210
FUND DISTRIBUTOR
Foreside Fund Services, LLC
3 Canal Plaza
Suite 100
Portland, ME 04101
FUND COUNSEL
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
2001 Market Street
Suite 1800
Philadelphia, PA 19103

*
Manager is no longer managing assets for the fund at December 31, 2019.

Investors should consider the investment objectives, risks and charges and expenses of a fund carefully before investing. The prospectus contains this and other information about the funds. A prospectus may be obtained by contacting TIFF at 800-984-0084 or by visiting https://www.tipfunds.org/files/prospectus_and_disclosures/Prospectus.pdf. Please read the prospectus carefully before investing. The SEC does not approve or disapprove of the securities mentioned in this report. Mutual fund investing involves risk. Principal loss is possible.

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2019, there were no amendments or waivers granted from any provision of the Code of Ethics. A copy of the Registrant’s Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Craig R. Carnaroli, who is “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	AUDIT FEES: The aggregate fees billed for professional services rendered by the Registrant’s independent auditors, PricewaterhouseCoopers LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2019 and 2018 were $175,900 and $174,750.

(b)	AUDIT-RELATED FEES: Audit-Related Fees are for assurance and related services by the Registrant’s independent accountant that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but are not reported as audit fees. No such fees were billed by PricewaterhouseCoopers LLP to the Registrant for the fiscal years ended December 31, 2019 or 2018.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by PricewaterhouseCoopers LLP, for the fiscal years ended December 31, 2019 and 2018 were $90,984 and $73,695. These fees were for tax compliance, tax advice, and tax planning, including excise tax distribution and tax return review services.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant for the fiscal years ended December 31, 2019 or 2018.

(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee has delegated the authority to pre-approve the provision of audit and non-audit services to the chair of the audit committee; provided, however, that such pre-approval of audit or non-audit services is subject to ratification by the full audit committee at their next regularly scheduled audit committee meeting.

(2) Not applicable.

(f)	Not applicable.

(g)	In addition to amounts reported in (a) through (d) above, the aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant, and to the Registrant’s Investment Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2019 and 2018 were $272,185 and $289,184.

(h)	The Registrant’s audit committee of the Board of Trustees has considered the provision of non-audit services rendered to or paid for by the Registrant’s Investment Adviser to be compatible with maintaining the principal accounting firm’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the reporting period, there were no material changes to the procedures by which members may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics as described in Item 2 is attached.

(a)(2) Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a – 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TIFF Investment Program

By (Signature and Title)	/s/ Richard J. Flannery
Richard J. Flannery, President and Chief Executive Officer

Date	February 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Flannery
Richard J. Flannery, President and Chief Executive Officer

Date	February 27, 2020

By (Signature and Title)	/s/ Katherine M. Billings
Katherine M. Billings, Treasurer and Chief Financial Officer

Date	February 27, 2020